UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Eversource Energy
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

2023 ANNUAL MEETING OF SHAREHOLDERS

Dear Fellow Shareholders:
On behalf of the Board of Trustees and employees of Eversource Energy, it is my pleasure to invite you to attend the 2023 Annual Meeting of Shareholders of Eversource Energy.
I am pleased to report we had a very successful year in 2022. On the regulatory front, we achieved several important milestones. These included a positive resolution of our NSTAR Electric rate review in Massachusetts, as well as approvals by the Massachusetts Department of Public Utilities of our proposals to implement advanced metering infrastructure and a new methodology to resolve a bottleneck that had dramatically slowed the development of third-party solar generation in the state. Our Aquarion Water Companies provided high-quality service to customers in 2022, despite extreme drought conditions, and continued its growth through acquisitions and our natural gas distribution companies continued to provide safe, reliable service.

Energy supply costs emerged as a major concern in 2022. Global issues, including the war in Ukraine, drove up natural gas prices, causing significant increases in the supply portion of customer bills. Additionally, inadequate natural gas pipeline capacity into New England during the winter heating months contributed to an unprecedented spike in electric supply costs. In response, Eversource has broadened its customer assistance programs, ranging from flexible payment plans to energy efficiency programs and services.
Eversource maintained its emphasis on effective storm restoration and timely, informative storm-related communications with our stakeholders. We successfully responded to four major and nine minor activations of our Emergency Response Plans in 2022.
We achieved several milestones in our work to be a catalyst for clean energy for New England and the Northeast. Our battery storage unit in Provincetown, Massachusetts entered service and we began work on a networked geothermal energy pilot in Framingham, Massachusetts, with strong support from the community. We’ve proposed solar energy projects coupled with storage in Massachusetts, and we received approval for additional planned investments to support the growth of electric vehicle charging stations.
Our states’ emphasis on electrification as a path to emissions reduction, as well as the continued growth of distributed renewable generation, creates significant opportunities for transmission development. We are working to increase transmission capacity while building all stakeholders’ awareness that the clean energy future will require major network investment.
We expect offshore wind to provide a steadily growing source of energy for the Northeast United States. Our offshore wind joint venture with Ørsted worked effectively in 2022 to advance our three projects. Over the long term, our role in offshore wind may evolve into being a builder and operator of the transmission network that will bring wind energy onto the grid, rather than as an owner of wind turbines. In May 2022, we commenced a strategic review of our offshore wind investment portfolio.
We continue to be an industry leader in sustainability, environmental, social and governance (ESG) areas and diversity and inclusion. We made progress on our commitment to achieve carbon neutrality from operations by 2030 and committed to creating an emissions science-based target — a best practice that extends our commitment to emissions reductions and places us among industry leaders. We maintained strong ratings from leading ESG evaluators and published an enriched and improved Sustainability Report, as well as a new Diversity, Equity and Inclusion Report. Finally, we created additional tools and policies to help us incorporate equity into all of our actions.
We strongly supported our communities throughout the year, including through our signature events. We were proud to receive independent national recognition for excellence in a variety of areas, particularly our ESG performance. These honors included Newsweek’s list of Most Responsible Companies, where we again ranked as the #1 utility; the JUST Capital and CNBC list of Most JUST Companies; the Bloomberg Gender Equality Index; Investor’s Business Daily magazine’s list of 100 Best ESG Companies; and #1 and #2 rankings in several categories of Institutional Investor’s annual investor rankings of utilities.
Before closing, I want to recognize James S. DiStasio, who will retire from the Board of Trustees effective on the date of our Annual Meeting. Jim has been a cohort and friend, whose guidance and support have helped Eversource greatly through the years. We are grateful for his exceptional service to the Board and the Company.
On behalf of your Board of Trustees, we thank you for your continued support of Eversource Energy.
Very truly yours,
Joseph R. Nolan, Jr.
Chairman of the Board, President and Chief Executive Officer
March 24, 2023

[THIS PAGE LEFT BLANK INTENTIONALLY.]

Notice of Annual
Meeting of Shareholders
DATE:	Wednesday, May 3, 2023
TIME:	10:30 a.m. Eastern Time
PLACE:	Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts 02199
Business Items/Agenda
1.
Elect the eleven nominees named in the proxy statement as Trustees to hold office until the 2024 Annual Meeting.

2.
Consider an advisory proposal approving the compensation of our Named Executive Officers.

3.
Consider an advisory proposal on the frequency of future advisory proposals on executive compensation.

4.
Approve the First Amendment to the 2018 Eversource Energy Incentive Plan to authorize up to an additional 4,200,000 common shares for issuance under the 2018 Energy Incentive Plan.

5.
Approve an increase to the number of Eversource Energy common shares authorized for issuance by the Board of Trustees in accordance with Section 19 of the Eversource Energy Declaration of Trust by 30,000,000 common shares, from 380,000,000 authorized common shares to 410,000,000 authorized common shares.

6.
Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2023.

7.
Consider other matters that may properly come before the meeting.

Adjournments and Postponements
The business items to be considered at the Annual Meeting may be considered at the meeting or following any adjournment or postponement of the meeting.
Record Date
You or your proxy are entitled to vote at the Annual Meeting or at any adjournment or postponement if you were an Eversource Energy shareholder at the close of business on March 7, 2023.
Voting
Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting and Voting” beginning on page 92. This Notice of Annual Meeting of Shareholders and our proxy statement are first being made available to shareholders on or about March 24, 2023.
Meeting Attendance Information
You or your proxy are entitled to attend the Annual Meeting or any adjournment or postponement if you were an Eversource Energy shareholder at the close of business on March 7, 2023 or hold a valid proxy to vote at the Annual Meeting. Please be prepared to present photo identification to be admitted to the meeting. If your shares are not registered in your name but are held in “street name” through a bank, broker or other nominee, and you plan to attend, please bring proof of ownership.
By Order of the Board of Trustees,
James W. Hunt, III
Executive Vice President and Secretary
March 24, 2023

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual Meeting of Shareholders to be held on May 3, 2023. The Proxy Statement for the Annual Meeting of Shareholders to be held on May 3, 2023 and the 2022 Annual Report are available on the Internet at www.envisionreports.com/ES

[THIS PAGE LEFT BLANK INTENTIONALLY.]

2023 Proxy Statement i

Forward-Looking Statements
This proxy statement may contain forward-looking statements that are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are statements of future expectations and not facts. Words such as “estimate,” “expect,” “anticipate,” “intend,” “plan,” “project,” “believe,” “forecast,” “should,” “could,” and similar expressions identify forward-looking statements. The forward-looking statements reflect information available and assumptions at the time the statements are made and speak only as of that time. Actual results or developments might differ materially from those included in the forward-looking statements because of various factors including, but not limited to, those discussed under “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
ii 2023 Proxy Statement

Information Summary
This summary highlights information contained elsewhere in this proxy statement. This is only a summary, and we encourage you to review the entire proxy statement, as well as our 2022 Annual Report. A Notice of Internet
Availability of Proxy Materials, our 2022 Annual Report, and a form of proxy or voting instruction card are first being made available to shareholders on or about March 24, 2023.

Annual Meeting of Shareholders
Time and Date:	10:30 a.m., Eastern Time, on Wednesday, May 3, 2023
Location:	Ropes & Gray LLP, 800 Boylston Street, Boston, MA 02199
Record Date:	March 7, 2023
2022 Performance Highlights

We achieved excellent financial, operational and environmental, social and governance (ESG) performance results in 2022. The following are brief summaries of some of our most important accomplishments. Please also refer to “Summary of 2022 Accomplishments” found on page 36 of this proxy statement.
Financial	Operational	ESG

•
2022 earnings per share equaled $4.05, and non-GAAP earnings per share equaled $4.09, which excludes the Columbia Gas integration and related transition costs in 2022, charges in 2022 related to the acquisition and transition of New England Service Company and The Torrington Water Company and charges in 2022 related to the strategic review of our offshore wind investments. Please see Exhibit A to the Compensation Discussion and Analysis.

•
Our Board of Trustees increased the annual dividend rate by 5.8 percent for 2022 to $2.55 per share, exceeding the Edison Electric Institute (EEI) Index companies’ median dividend growth rate of 4.5 percent.

•
We made substantial progress in the siting and permitting of our three offshore wind projects and continued to advance our clean energy financial opportunities through our offshore wind energy partnership with Ørsted.

•
We continued our water business growth through the acquisition of The Torrington Water Company and the execution of a purchase and sale agreement with the Pinehills Water Company.

•
On average, 2022 customer power interruptions were 19.5 months apart, and average service restoration time was 65.2 minutes; this performance ranks us in the top decile and top quartile of the industry, respectively.

•
Our on-time response to gas customer emergency calls was 97.8 percent, which continues to exceed mandated emergency response requirements.

•
We achieved constructive regulatory outcomes at both the state and federal levels.

•
We enhanced our Customer Experience through several customer service, storm restoration and information technology initiatives.

•
We completed the integration of our recently acquired Eversource Gas Company of Massachusetts assets, ahead of schedule and below budget.

•
We achieved continued progress on our carbon neutral goal by 2030, as well as in the areas of energy efficiency, offshore wind, large-scale solar installation, battery storage, and electric vehicles, and committed to the establishments of science-based targets. The initiatives we describe in this proxy statement have significantly advanced our long-term strategy of being a clean energy leader.

•
Our 2023 Trustee nominees include six who have served on the Board for five or fewer years, four who are women and four who are persons of color.

•
The Governance, Environmental and Social Responsibility Committee amended its Charter in 2022 to reflect its increased oversight of ESG and climate matters.

•
We were again recognized by a significant number of organizations for our leadership in ESG, women’s equality, veterans and diversity hiring, workplace wellness, and investor relations.

•
We continued our strong support of our communities through our corporate philanthropy and employee volunteer programs. Our 2022 charitable giving totaled $15.8 million.

2023 Proxy Statement 1

Information Summary
Corporate Governance Highlights

We maintain effective corporate governance standards:
✓
All Trustees are elected annually and by a majority vote of the common shares issued and outstanding.

✓
All of the nominees are independent other than the Chief Executive Officer.

✓
We have a Lead Independent Trustee and hold at least three Independent Trustee meetings every year.

✓
We adopted a proxy access provision in 2018.

✓
Each of our Trustees attended at least 75 percent of the aggregate number of Board and Committee meetings during 2022.

✓
We require that Trustees retire at the Annual Meeting following the Trustee’s 75th birthday.

✓
We hold Shareholder engagement meetings throughout the year between management and our shareholders, which discuss executive compensation governance, our financial performance, ESG, climate change and sustainability, and overall corporate governance.

✓
We conduct annual Board and Committee self-assessments and other Board refreshment actions.

✓
Our shareholders have the right to call a special meeting upon the request of the holders of 10 percent of the Company’s outstanding shares.

✓
We amended our Governance, Environmental and Social Responsibility Committee Charter in 2022 to reflect the increased oversight and attention being devoted to ESG and climate matters by that Committee.

Executive Compensation Governance Highlights

What we DO:
✓
Focus on Pay for Performance.

✓
Maintain share ownership and holding guidelines.

✓
Utilize balanced incentive metrics including both absolute and relative measures.

✓
Deliver the majority of incentive compensation opportunity in long-term equity.

✓
Maintain double-trigger change in control vesting provisions.

✓
Maintain a broad financial and personal misconduct clawback policy relating to incentive compensation.

✓
Tie 75 percent of long-term incentive compensation to performance and grant 100 percent of long-term incentive compensation in equity.

✓
Engage an independent compensation consultant.

✓
Hold an annual Say-on-Pay vote.

✓
Impose payout limitations on incentive awards.

✓
Maintain a limited executive and Trustee trading window.

What we DON’T do:
X
Include tax gross-ups in any new or materially amended executive compensation agreements.

X
Allow hedging, pledging or similar transactions by executives and Trustees.

X
Provide for liberal share recycling within long term compensation grants.

X
Pay dividends on equity awards before vesting.

X
Allow for discounts or repricing of options or stock appreciation rights.

X
Grant change in control agreements (since 2010).

2 2023 Proxy Statement

Information Summary
Voting Items and Board Recommendations

2023 Business Items
The Board of Trustees of Eversource Energy is asking you to vote on six items:
Item 1 — Election of Trustees

The Board has nominated eleven Trustees for re-election to our Board of Trustees. Loretta D. Keane was elected to the Board by the Trustees effective January 1, 2023. Each of the other nominees was elected to the Board by at least
90 percent of the shares voted at the 2022 Annual Meeting. The following table provides summary information about each nominee:

				Board Committees
Trustee	Age	Trustee Since	Independent	Audit	Compensation	Governance, Environmental and Social Responsibility	Executive	Finance
Cotton M. Cleveland	70	1992	Y			C	M	M
Francis A. Doyle	74	2012	Y	C	M		M
Linda Dorcena Forry	49	2018	Y			M		M
Gregory M. Jones	65	2020	Y	M				M
Loretta D. Keane	64	2023	Y	V				M
John Y. Kim	62	2018	Y		M			V
Kenneth R. Leibler	74	2006	Y	M				M
David H. Long	62	2019	Y		M	M
Joseph R. Nolan, Jr.	59	2021	N				C
William C. Van Faasen	74	2012	Y		C	M	M
Frederica M. Williams	64	2012	Y	M		M

C:
Committee Chair

M:
Committee member

V:
Committee Vice Chair

Board Composition
Of our eleven nominees, ten are independent, six have served on the Board for five or fewer years, four are women, and four are persons of color. Please see the sections in Item 1 Election of Trustees, under the captions
“Election of Trustees,” “Selection of Trustees,” “Trustee Qualifications, Skills and Experience,” and “Evaluation of Board and Board Refreshment” beginning on page 6.

Item 2 — Advisory Vote to Approve the Compensation of our Named Executive Officers

We are asking shareholders to approve the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (SEC). As noted in the Summary of 2022 Accomplishments and elsewhere in this proxy statement, we achieved excellent performance results in 2022, and our total shareholder return continues to consistently outperform the utility industry over the long term. Our Board is committed to executive compensation programs that reflect market-based incentive compensation and that align the interests of our executives with those of our shareholders, and we believe that the compensation paid to our Named Executive Officers in 2022 reflects that alignment between pay and performance. Please see pages 77-78.

2023 Proxy Statement 3

Information Summary
Item 3 — Advisory Vote to Approve the frequency of future advisory proposals on Executive Compensation

We are asking shareholders to vote on an advisory proposal to approve the frequency of future advisory proposals on executive compensation of our Named Executive Officers, commonly known as “Say-on-Pay,” as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion in this proxy statement. Both the Corporate Governance Committee and the Board of Trustees voted at their February 2023 meetings to recommend the continuance of an annual vote. Please see page 79.

Item 4 — Approve the First Amendment to the 2018 Eversource Energy Incentive Plan to authorize up to an additional 4,200,000 common shares for issuance under the 2018 Eversource Energy Incentive Plan

We are asking shareholders to approve a First Amendment to the 2018 Eversource Energy Incentive Plan to authorize up to an additional 4,200,000 common shares for issuance under the Plan. Please see pages 80-85.

Item 5 — Approve an increase to the number of Eversource Energy authorized common shares from 380,000,000 to 410,000,000

We are asking shareholders to approve an increase to the Eversource Energy authorized common shares from 380,000,000 to 410,000,000 common shares, pursuant to
Section 19 of the Eversource Energy Declaration of Trust. Please see page 87.

Item 6 — Ratify the Selection of the Independent Registered Public Accounting Firm for 2023

Our Audit Committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023. The Board is seeking shareholder ratification of this selection. Please see pages 88-90.
The Board of Trustees recommends that shareholders vote FOR Items 1, 2, 4, 5, 6 and One Year For Item 3.

4 2023 Proxy Statement

Proxy Statement
Annual Meeting of Shareholders
May 3, 2023
Introduction

We are furnishing this proxy statement in connection with the solicitation of proxies by the Board of Trustees of Eversource Energy for use at the Annual Meeting of Shareholders (the Annual Meeting). We are holding the Annual Meeting on Wednesday, May 3, 2023, at 10:30 a.m. Eastern Time, at the offices of Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts 02199.
We have provided our shareholders with a Notice of Internet Availability of our proxy materials or paper copy with instructions on how to access our proxy materials online and how to vote. We will continue to provide printed materials to those shareholders who have requested them. If you are a record holder and would like to change the method of delivery of your proxy materials, please contact our transfer agent, Computershare Investor Services, P. O. Box 43078, Providence, Rhode Island 02940-3078; toll free: 800-999-7269; or login to your online account at www.computershare.com/investor to update your delivery preferences. You may do the same as a beneficial owner by contacting the bank, broker, or other nominee where your shares are held.
We are making this proxy statement available to solicit your proxy to vote on the matters presented at the Annual Meeting. Our Board requests that you submit your proxy by the Internet, telephone, email, or at the Annual Meeting so that your shares will be represented and voted at our
Annual Meeting. The proxies will vote your common shares as you direct. For each item, you may vote “FOR” or “AGAINST” a nominee or item or you may abstain from voting on the item.
If you submit a signed proxy card without any instructions, the proxies will vote your common shares consistent with the recommendations of our Board of Trustees as stated in this proxy statement. If any other matters are properly presented at the Annual Meeting for consideration, the proxies will have discretion to vote your common shares on those matters. As of the date of this proxy statement, we did not know of any other matters to be presented at the Annual Meeting.
Only holders of common shares of record at the close of business on March 7, 2023 (the record date) are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date, there were 29,951 holders of record and 348,673,173 common shares outstanding and entitled to vote. You are entitled to one vote on each matter to be voted on at the Annual Meeting for each common share that you held on the record date.
The principal office of Eversource Energy is located at 300 Cadwell Drive, Springfield, Massachusetts 01104. The general offices of Eversource Energy are located at 800 Boylston Street, Boston, Massachusetts 02199 and 56 Prospect Street, Hartford, Connecticut 06103-2818.

2023 Proxy Statement 5

Item 1: Election of Trustees
Our Board of Trustees oversees the business affairs and management of Eversource Energy. The Board currently consists of twelve Trustees, one of whom, Joseph R. Nolan, Jr., our Chairman of the Board, President and Chief Executive Officer, is a member of management.
James S. DiStasio is retiring from the Board effective on the date of the Annual Meeting; we thank him for his exceptional service to the Company. The Board has nominated each of the other incumbent 11 Trustees for re-election at the Annual Meeting to hold office until the next Annual Meeting or otherwise until the succeeding Board of Trustees has been elected and at least a majority of the succeeding Board is qualified to act. The number of Trustees was last set at 14; this provides the Board with flexibility to add Trustees when appropriate. Shareholders may vote for up to 11 nominees. Unless you specify otherwise in your vote, we will vote the enclosed proxy to elect the 11 nominees named on pages 7-12 as Trustees.
We describe below and on the following pages each nominee’s name, age, and date first elected as a Trustee, Committees served on, and a brief summary of the nominee’s business experience, including the nominee’s particular qualifications, skills and experience that led the
Board to conclude that the nominee should continue to serve as a Trustee. Please see the Trustees’ biographies below and the sections captioned “Selection of Trustees,” “Trustee Qualifications, Skills and Experience” and “Evaluation of the Board and Board Refreshment” beginning on page 13. Each nominee has indicated to our Lead Independent Trustee that he or she will stand for election and will serve as a Trustee if elected. The affirmative vote of the holders of a majority of the common shares outstanding as of the record date will be required to elect each nominee. This means that each nominee must receive the affirmative vote of the holders of more than 50 percent of the total common shares outstanding. You may either vote “FOR” or “AGAINST” all, some, or none of the Trustees, or you may abstain from voting. Broker non-votes and abstentions will be counted in the determination of a quorum and will have the same effect as a vote against a nominee.
The Board of Trustees recommends that shareholders vote FOR the election of the nominees listed below.

6 2023 Proxy Statement

Item 1: Election of Trustees
Cotton M. Cleveland

Age: 70
Trustee since 1992
Committees: Executive, Finance, and Governance, Environmental and Social Responsibility
BACKGROUND
Ms. Cleveland has served as President of Mather Associates, a firm specializing in leadership and organizational development for business, public and nonprofit organizations since 2012. She is currently a director of Ledyard National Bank, a former Director of Main Street America Holdings, Inc., and was the founding Executive Director of the state-wide Leadership New Hampshire program. She has served on the Board of Directors of the Bank of Ireland and as Interim President and Chief Executive Officer of the New Hampshire Women’s Foundation. Ms. Cleveland has also served as Chair, Vice Chair and a member of the Board of Trustees of the University System of New Hampshire, as Co-Chair of the Governor’s Commission on New Hampshire in the 21st Century, and as an incorporator for the New Hampshire Charitable Foundation. Ms. Cleveland received a B.S. degree magna cum laude from the University of New Hampshire, Whittemore School of Business and Economics. She is a certified and practicing Court Appointed Special Advocate/Guardian ad Litem (CASA/GAL) volunteer for abused and neglected children.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Ms. Cleveland founded and serves as President of her own consulting firm. She has experience serving on the boards of directors of numerous companies. She also benefits from her policy-making level experience in education at the university level as the Chair, Vice Chair and member of the Board of Trustees of the University System of New Hampshire. In addition, she has policy-making level experience in financial and capital markets as a result of her service as a director of Ledyard National Bank and Bank of Ireland. Her ties to the State of New Hampshire also provide the Board with valuable perspective. Based on these qualifications, skills and experience, the Board of Trustees determined that Ms. Cleveland should continue to serve as a Trustee.
Francis A. Doyle

Age: 74
Trustee since 2012
Committees: Audit, Compensation, and Executive
BACKGROUND
Mr. Doyle served as Chairman and Chief Executive Officer of Connell Limited Partnership, whose businesses produce parts for the automotive, power, mining, appliance, farm equipment and supply machinery to the warehouse automation and software and medical and food packaging industries, until his retirement in 2022. Prior to 2001, he was Vice Chairman of PricewaterhouseCoopers LLP, where he was Global Technology Leader and a member of the firm’s Global Leadership Team, having served in various capacities during his 29 years with the firm, including Office and Regional Managing Partner, Mergers & Acquisition Managing Partner and Engagement Partner on significant publicly traded companies. Mr. Doyle currently serves as Board Chairman on two private-equity companies, Mid America Pet (dba Victor Pet Food) and Purpose Built Brands. He is a member of the Board and has served as chairman of the audit committee and as a member of the executive committee, and is a current member of the audit, nominating and governance, investment, and joint risk and audit committees of Liberty Mutual Holding Company, Inc. Mr. Doyle has also served as a director of Citizens Financial Group, where he was a member of the executive committee and chaired the compensation committee, as a trustee of the Joslin Diabetes Center, where he chaired the finance committee, and as a trustee of Boston College. Mr. Doyle is a certified public accountant and holds a B.S. degree and an M.B.A. degree from Boston College.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Doyle has significant mergers and acquisition, financial, accounting, financial reporting and technology risk management experience and an in-depth understanding of finance and capital markets derived through his years at PricewaterhouseCoopers LLP. He also has extensive senior management experience as the Chief Executive Officer of a global industrial company. Mr. Doyle has served on the boards of directors of public and private companies and on various committees of those boards. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Doyle should continue to serve as a Trustee.

2023 Proxy Statement 7

Item 1: Election of Trustees
Linda Dorcena Forry

Age: 49
Trustee since 2018
Committees: Finance and Governance, Environmental and Social Responsibility
BACKGROUND
Ms. Forry served as Vice President of Diversity, Inclusion and Community Relations, Northeast Region, of Suffolk Construction from 2018-2022. Ms. Forry served in the Massachusetts Senate from 2013 to 2018, where she was appointed Assistant Majority Whip in 2017 and served in the Massachusetts House of Representatives from 2005 to 2013. She also served on the Executive Staff of the Department of Neighborhood Development for the City of Boston and as a Legislative Assistant for the Massachusetts State Legislature. Ms. Forry serves on numerous boards and civic organizations, including the Boston Public Library, Edward M. Kennedy Institute, U.S. Senate, Winsor School, John F. Kennedy Library Advisory Board, Boys and Girls Club of Dorchester, Make-A-Wish Foundation Massachusetts and Rhode Island, BIDMC Trustee Advisory Board, Rappaport Institute for Greater Boston at Harvard Kennedy School of Government, and National Haitian American Elected Officials Network (NHAEON). Ms. Forry received her B.A. degree from Boston College Carroll School of Management in 1998 and her M.P.A. from Harvard University’s Kennedy School of Government in 2014.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Ms. Forry’s service as Vice President of Diversity, Inclusion and Community Relations at Suffolk Construction provided her company with tools by which it can increase diversity and inclusion and maintain excellent relations between Suffolk Construction and the Northeast community. Ms. Forry also has significant policy-making level experience from her tenure in state and local government in Massachusetts. She also has experience serving on the boards of directors of several non-profit boards. Her experience and expertise provide the Board and the Company with insight into how Eversource can continue its important work in furthering diversity and inclusion in Eversource’s workplace and maintaining a close relationship with our customer communities. Based on these qualifications, skills and experience, the Board of Trustees determined that Ms. Forry should continue to serve as a Trustee.
Gregory M. Jones

Age: 65
Trustee since 2020
Committees: Audit and Finance
BACKGROUND
Mr. Jones has served as the Vice President, Community Health and Engagement for Hartford Healthcare since 2017. In April of 2012 he established The Legacy Foundation of Hartford, Inc. and continues to serve as its Chairman. He was the Founder and served as Principal of the Corporate Development Group from 2008 to 2012. In 2011, Mr. Jones joined Tyco Fire & Security as director of North American mergers and acquisitions until 2012. Mr. Jones also serves on several charitable non-profit boards, including the Greater Hartford Community Foundation, Inc. and the Southside Institutions Neighborhood Alliance, and served on the Hartford Hospital Board of Directors from 2012 – 2017. Mr. Jones received his B.S. degree in accounting from Morgan State University, his M.P.M. from Carnegie Mellon University and his M.B.A. from the Wharton School at the University of Pennsylvania.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Jones has considerable experience in business and management, including experience in financial markets and mergers and acquisitions. In his current position as Vice President, Community Health and Engagement for Hartford Healthcare, Mr. Jones provides his company with the tools to build a bridge between healthcare providers and community members. He also has experience serving on the boards of directors of non-profit boards. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Jones should continue to serve as a Trustee.

8 2023 Proxy Statement

Item 1: Election of Trustees
Loretta D. Keane

Age: 64
Trustee since 2023
Committees: Audit and Finance
BACKGROUND
Ms. Keane has served as Chief Financial Officer of Arcadia Solutions, LLC, a Boston based healthcare data platform service provider, since 2018. She served as Chief Financial Officer of the Forensic Risk Alliance in 2019 and as Chief Financial Officer of Clarity Software Solutions from 2014 – 2016. Ms. Keane received her B.S. degree in business administration in accounting from Suffolk University and her M.S. degree in taxation from Bentley College (now Bentley University). She has been active in Financial Executives International and the CFO Leadership Council and has lectured at Bentley University.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Ms. Keane has more than 20 years of Chief Financial Officer leadership experience at high growth software and technology companies. She has worked with executive management teams throughout the Eversource service territory, with focus on strategy and shareholder growth. She is a Certified Public Accountant. Based on these qualifications, skills and experience, the Board of Trustees determined that Ms. Keane should continue to serve as a Trustee.
John Y. Kim

Age: 62
Trustee since 2018
Committees: Finance and Compensation
BACKGROUND
Mr. Kim has served as the founder and Managing Partner of Brewer Lane Ventures, LLC a technology-focused venture firm since 2019. Mr. Kim served as President of New York Life Insurance Company from 2015 until his retirement in 2018 and also served in a variety of other management positions at New York Life, including as the company’s Chief Investment Officer. Mr. Kim serves on the Board of Directors of Franklin Resources, Inc., a publicly held company and serves on the board of eight private companies: Avibra, Inc., Brella Insurance, Ease Capital, EvolutionIQ, Exos Financial, Kingfield Corp., Ladder Financial Inc., and Powerlytics, Inc. He has served as the vice chair of the Connecticut Business and Industry Association, as a member of the MetroHartford Alliance, Inc., and as chairman of the University of Connecticut Foundation. He has also been active with the Greater Hartford Arts Council, The Hartford Stage Company, and the Connecticut Opera Association. Mr. Kim received his B.A. degree from the University of Michigan in 1983 and his M.B.A. degree from the University of Connecticut in 1987.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Kim has more than 30 years of experience in the financial services area. His varied and comprehensive accounting, financial, technology, risk and financial reporting experience acquired at several nationally known insurance companies, including New York Life Insurance Company, Prudential Retirement, CIGNA Retirement and Investment Services and Aetna, provides the Board and its Committees with valuable insight and perspective. He also has been closely associated with several important Connecticut business and non-profit groups and is an experienced public company director. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Kim should continue to serve as a Trustee.

2023 Proxy Statement 9

Item 1: Election of Trustees
Kenneth R. Leibler

Age: 74
Trustee since 2006
Committees: Audit and Finance
BACKGROUND
Mr. Leibler has served as Chairman of the Board of The Putnam Mutual Funds since 2018. He has served as a trustee of The Putnam Mutual Funds since 2006 and served as Vice Chairman from 2016 – 2018. He serves as Trustee Emeritus of Beth Israel Deaconess Medical Center and has served as both a trustee and as vice chairman of Beth Israel Medical Center. He is a founding partner of the Boston Options Exchange and served as its chairman. He is a past vice chairman of the Board of Directors of ISO New England, Inc., the independent operator of New England’s bulk electric transmission system. He has also served as the Chairman and CEO of the Boston Stock Exchange, as President, Chief Operating Officer and Chief Financial Officer of the American Stock Exchange, and as a director of The Ruder Finn Group. Mr. Leibler received a B.A. degree magna cum laude from Syracuse University.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Leibler has considerable senior executive level experience in business and management, including experience in financial markets and risk assessment, as the former Chairman of the Boston Options Exchange, former Chairman and CEO of the Boston Stock Exchange, and former President, Chief Operating Officer and Chief Financial Officer of the American Stock Exchange, as well as through his current service as Chairman of the Board of The Putnam Mutual Funds, where he serves on the contract, executive, nominating and investment oversight committees. He also has policy-making level experience in the electric utility industry through his service as the Vice Chairman of ISO New England. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Leibler should continue to serve as a Trustee.
David H. Long

Age: 62
Trustee since 2019
Committees: Compensation and Governance, Environmental and Social Responsibility
BACKGROUND
Mr. Long currently serves as the Chairman of Liberty Mutual Holding Company, Inc. He was elected President and a Director of Liberty Mutual Holding Company, Inc. in 2010, became Chief Executive Officer in 2011 and was elected Chairman in 2013. He serves on numerous boards and civic organizations, including Hartwick College, Massachusetts General Hospital, Massachusetts General Hospital’s President’s Council, Ford’s Theatre, Massachusetts Competitive Partnership, Board of Governors for the Boston College, Chief Executives Club of Boston, MIT President’s CEO Advisory Board, Greater Boston Chamber of Commerce, Jobs for Massachusetts, Inc., Tamarack Technologies and as Chairman of Massachusetts General Hospital’s annual fundraiser, Aspire, which provides social services and development opportunities for children and young adults on the Autism spectrum. He also serves as a director and officer of The Common Room, a non-profit organization. Mr. Long received his B.A. degree from Hartwick College in 1983 and his M.S. in finance from Boston College in 1989, and was awarded an honorary doctorate degree from Hartwick College in 2014.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Long has over 35 years of experience in the financial services area. His comprehensive accounting, financial and financial reporting experience acquired in a regulated industry at Liberty Mutual Holding Company, Inc. provides the Board and its Committees with valuable insight and perspective. Mr. Long also acquired important management and leadership skills that provide additional value and support to the Board. He has served on numerous boards of for-profit and non-profit companies and their committees. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Long should continue to serve as a Trustee.

10 2023 Proxy Statement

Item 1: Election of Trustees
Joseph R. Nolan, Jr.

Age: 59
Chairman since 2022
Trustee since 2021
Committee: Executive
BACKGROUND
Mr. Nolan is Chairman of the Board, President and Chief Executive Officer of Eversource Energy and is Chairman and a director of Eversource’s principal subsidiaries, excepting The Connecticut Light and Power Company. Mr. Nolan was elected President and Chief Executive Officer in 2021 and elected Chairman in 2022. Previously, Mr. Nolan served as Executive Vice President-Strategy, Customer and Corporate Relations of Eversource Energy since February 5, 2020. Prior to that, Mr. Nolan served as Executive Vice President-Customer and Corporate Relations of Eversource Energy from August 8, 2016 to February 5, 2020. Mr. Nolan also serves on the Boards of Directors of the New England Council, Chairman’s Council; Boston Children’s Hospital; Intercontinental Real Estate Corporation, Long Island, New York Association; Francis Ouimet Scholarship Fund; and Camp Harbor View Foundation. He received both his B.A. degree in communications and M.B.A. degree from Boston College.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Nolan is Chairman of the Board, President and Chief Executive Officer. His extensive experience in the energy industry and diverse communications and management skills provide the necessary background to lead the Company. He also serves our customer community through his service on and work with many non-profit boards. Since becoming Chief Executive Officer, he has continued the Company’s financial and operational success and continued to position Eversource as a national clean energy leader. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Nolan should continue to serve as a Trustee.
William C. Van Faasen

Age: 74
Lead Independent Trustee since 2020
Trustee since 2012
Committees: Compensation, Executive, and Governance, Environmental and Social Responsibility
BACKGROUND
Mr. Van Faasen served as Chief Executive Officer of Blue Cross Blue Shield of Massachusetts, Inc. (BCBSMA), a health care services provider, from 1992 until his retirement in 2007. He is Chairman Emeritus of BCBSMA and also served as interim Chief Executive Officer in 2010. He has served as a director of Liberty Mutual Holding Company, Inc. since 2002 and as Lead Director since April 2012, and has served as a Director of Acreage Holdings, Inc. since 2018. He also served as a director of IMS Health, Inc. and as Lead Director and as a director of PolyMedica Corporation. He is an honorary director of the Greater Boston Chamber of Commerce and previously served as a director of the United Way of Massachusetts Bay and Merrimack Valley. Mr. Van Faasen received a B.A. degree from Hope College and an M.B.A. degree from Michigan State University.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Van Faasen brings to the Board extensive management, leadership and financial experience derived from leading a large company in a regulated industry. He also provides in-depth experience to the Board from his service as a director of several public companies, including service as a lead director and on board committees, and has also served on area non-profit boards, all of which continue to provide the Board with valuable knowledge and insight. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Van Faasen should continue to serve as a Trustee.

2023 Proxy Statement 11

Item 1: Election of Trustees
Frederica M. Williams

Age: 64
Trustee since 2012
Committees: Audit and Governance, Environmental and Social Responsibility
BACKGROUND
Ms. Williams has served as President and Chief Executive Officer of Whittier Street Health Center in Boston, an urban community health care facility serving residents of Boston and surrounding communities, since 2002. Prior to joining Whittier Street Health Center, she served as the Senior Vice President of Administration and Finance and Chief Financial Officer of the Dimock Center, a large health care and human services facility in Boston. Ms. Williams is a member of the Board of Trustees of Dana Farber Cancer Institute, the Massachusetts League of Community Health Centers and Boston Health Net. She is a Fellow of the National Association of Corporate Directors, a member of the Massachusetts Women’s Forum, International Women’s Forum, and Women Business Leaders of the U.S. Health Care Industry Foundation. Ms. Williams attended the London School of Accountancy, passed the examinations of the Institute of Chartered Secretaries and Financial Administrators (United Kingdom) (ICSA) and of the Institute of Administrative Management (United Kingdom) with distinction, and was elected a Fellow of the ICSA in 2000. She obtained a graduate certificate in Administration and Management from the Harvard University Extension School and an M.B.A. degree with a concentration in Finance from Anna Maria College in Paxton, Massachusetts.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Ms. Williams has more than 20 years of experience in a regulated industry, and has served as the President and Chief Executive Officer of Whittier Street Health Center, a national model for providing equitable access to high quality and cost-effective health care, for more than twenty years. This service has provided her with a broad base of financial, leadership, management and community experience and skills. She also has significant experience serving on several non-profit boards. Based on these qualifications, skills and experience, the Board of Trustees determined that Ms. Williams should continue to serve as a Trustee.

12 2023 Proxy Statement

Governance of Eversource Energy
Board’s Leadership Structure

Joseph R. Nolan, Jr. is our Chairman of the Board, President and Chief Executive Officer. William C. Van Faasen serves as our Lead Independent Trustee.
As Lead Independent Trustee, Mr. Van Faasen presides at executive sessions of the independent Trustees; facilitates communication between the Chief Executive Officer and the Board members; participates with the Compensation Committee, which he chairs, in its evaluation of the Chief Executive Officer; and provides ongoing information to the Chief Executive Officer about his performance.

Selection of Trustees

This section and the next two sections discuss how we select individuals to become Trustees and how we continually ensure that we have a fully-qualified, effective and diverse Board.
As set forth in its charter, it is the responsibility of the Governance, Environmental and Social Responsibility Committee to identify individuals qualified to become Trustee and to recommend to the Board a slate of Trustee nominees to be submitted to a vote of our shareholders at the Annual Meeting of Shareholders. The Committee has from time to time retained the services of a third party executive search firm to assist it in identifying and evaluating such individuals.
As provided in our Corporate Governance Guidelines, the Governance, Environmental and Social Responsibility Committee seeks nominees with the following qualifications:

Trustees should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Board should represent diverse experience at policy-making levels in business, government, education, community and charitable organizations, as well as areas that are relevant to our business activities. The Governance, Environmental and Social Responsibility Committee also seeks diversity in gender, ethnicity and personal background when considering Trustee candidates.

Applying these criteria and those noted elsewhere in this proxy statement, the Governance, Environmental and Social Responsibility Committee also considers Trustee candidates suggested by its members as well as by management and shareholders.
As part of the annual nomination process, the Governance, Environmental and Social Responsibility Committee reviews the independence, qualifications, skills and experience of each nominee for Trustee and reports its findings to the Board. At the February 1, 2023 meetings, the Governance, Environmental and Social Responsibility Committee and the Board of Trustees determined that each Trustee (except our Chairman of the Board, President and Chief Executive Officer) is independent, that each Trustee possesses the highest personal and professional ethics, integrity and values, and that each Trustee remains committed to representing the long-term interests of our shareholders. The Committee’s review also focused on each Trustee’s experience at policy-making levels in business, government, education, community and charitable organizations, and other areas relevant to our business activities, as described below. Based on this review, the Committee advised the Board on February 1, 2023 that each of the Trustees was qualified to serve on the Board under the Corporate Governance Guidelines.
The Governance, Environmental and Social Responsibility Committee and the Board annually review the skills and qualifications that they determine are necessary for the proper oversight of the Company by the Trustees in furtherance of their fiduciary duties. The Committee and the Board remain focused on ensuring that the individual and collective abilities of the Trustees continue to meet the changing needs of the Company and its constituencies. The Board is committed to nominating individuals who satisfy the applicable criteria for outstanding service to our Company and who together comprise the appropriate and diverse Board composition in light of evolving business demands. The Board evaluates the effectiveness of each Trustee in contributing to the Board’s work and the potential contributions of each new nominee.

2023 Proxy Statement 13

Governance of Eversource Energy
Trustee Qualifications, Skills and Experience

Eversource Energy is a holding company with electric, gas and water utility subsidiaries that provide service to customers in Connecticut, Massachusetts and New Hampshire. The Company is a leader in enabling the development of clean energy. Combined with our successful and effective energy efficiency programs, the Company is positioned at the forefront in the fight against climate change. We stress great reliability and customer service for our customers, solid financial performance for our shareholders, a safe, respectful workplace for our employees that provides good wages and benefits, and continuous involvement with and support of our communities. Eversource has set a goal to be carbon neutral by 2030. To help us establish this we seek Trustees with both overall skills and experience and some that are specialized. We describe here and elsewhere the qualifications, skills and experience that we feel are necessary and that our Trustees possess.
Set forth below is a list of the qualifications, skills and experience we seek, followed by a description noting how these qualifications, skills and experience are particularly important to our Board:
Accounting and Financial Experience. As a publicly traded electric, gas and water utility holding company whose companies are subject to substantial federal, state and accounting industry rules, it is especially important that the Board members have significant accounting experience. Accurate and complete financial reporting, financing, auditing and internal controls are critical to our success. We expect all of our Trustees to be literate in financial statements and financial reporting processes. Several of our Trustees are career accounting and financial executives who provide us with superior strength in the Board’s oversight of this important element of the Board’s responsibilities.
Community and Charitable Organization Experience. Public utility companies have a unique position and role in the communities they serve beyond that of most corporations. The Board supports and encourages community involvement and development and philanthropic goals and activities. The Eversource Energy Foundation, Inc. was established in 1998 to focus on our community investments and to provide grants to our non-profit community partners. Consistent with our business strategy and core values, the Foundation invests primarily in projects that address issues of economic and community development and the environment. Each Trustee has experience in one or more community or charitable organizations. We operate New England’s largest energy delivery system in three different states. Because a majority of our Trustees also reside in our service territory, they not only have ties to local communities, but they understand our customers’ needs.
Environmental, Social and Governance Experience. We place the highest priority on the environment, implementing measures like reducing the greenhouse gas emissions (GHG) footprint of both the Company and our region; on the wellbeing of our customers and communities, through excellent customer service and continuing corporate philanthropy programs; on the health, safety and advancement of our employees, through our many pay, benefit and overall human capital management programs; and through our sound, highly-rated governance practices. Experience in ESG is important, as it assists the Board in its oversight of our ESG practices so that Eversource is able to continue its commitment to protection of the environment, to the communities where our customers live and work, to our employees, and to society overall. Our Trustees have experience in all facets of ESG, understand this critical part of our business, and are able to help us in maintaining our position as an ESG leader.
Management, Senior Executive and Director Experience. Many of our Trustees serve or have served as senior executives or directors of other companies, providing us with unique insights. These individuals possess extraordinary leadership qualities as well as the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, long-term strategic planning, risk management and corporate governance, and know how to drive change and growth.
Regulatory Experience. Each of our utility subsidiaries is regulated in virtually all aspects of its business by various federal and state agencies, including the SEC, the Federal Energy Regulatory Commission (FERC), and various state and/or local regulatory authorities with jurisdiction over the industry and the service areas in which we operate. Accordingly, the Board values the policy-making level experience in a heavily regulated industry that several of our Trustees possess.
Risk Management Experience. Assessing and managing risk in a rapidly changing clean energy environment is critical to our success. Several of our Trustees have served in leadership positions and have the experience to understand and evaluate the most significant risks we face and the experience and leadership to provide effective oversight of risk management processes.

14 2023 Proxy Statement

Governance of Eversource Energy
2023 Proxy Statement 15

Governance of Eversource Energy
Evaluation of Board and Board Refreshment

The Governance, Environmental and Social Responsibility Committee annually reviews and evaluates the performance of the Board of Trustees, Board Committees and individual Board members. The Committee periodically assesses the Board’s contribution as a whole and identifies areas in which the Board or senior management believes a better contribution can be made. The Committee also reviews the attributes and skills of the Board members as a way to refresh and continually ensure that the Board has the proper mix of skills. The Board and each of the Committees, other than the Executive Committee, also conduct annual performance self-evaluations to increase the effectiveness of the Board and its Committees; the results of these are reviewed and discussed with the Board. Our self-evaluation program includes the completion of Board and Committee questionnaires, interviews by the Lead Independent Trustee with each Board member, interviews by each Committee Chair with each Committee member, and discussions by the Board and each Committee of the Board and Committee effectiveness and any issues raised by our Board members during the self-evaluation process. In addition to the Committee reviews and the annual self-evaluations conducted by the Committee and the Board, the Committee and the Board also annually review the independence, performance and qualifications of each Trustee prior to nominations being made for an additional term. These reviews are discussed by the Committee, following which it makes recommendations to the Board regarding nominees for election as Trustees.
Shareholders who desire to suggest potential candidates for election to the Board of Trustees may address such information, in writing, to our Secretary at the mailing address set forth on page 91 of this proxy statement. The communication must identify the writer as a shareholder of the Company and provide sufficient detail about the nominee for the Governance, Environmental and Social Responsibility Committee to consider the individual’s qualifications. Our Declaration of Trust also provides for proxy access.

16 2023 Proxy Statement

Governance of Eversource Energy
Board Committees and Responsibilities

The Board of Trustees has five standing committees, described below. The Board has adopted charters for each of these committees. These charters can be found at www.eversource.com/content/general/about/investors/
corporate-governance/board-committee-charters.

Audit Committee
Members: Francis A. Doyle, Chair Loretta D. Keane, Vice Chair Gregory M. Jones Kenneth R. Leibler Frederica M. Williams
The Audit Committee is responsible for oversight of the Company’s financial statements, the internal audit function, and compliance by the Company with legal and regulatory requirements. The Committee also oversees:
•
The appointment, compensation, retention and oversight of our independent registered public accounting firm.

•
The independent registered public accounting firm’s qualifications, performance and independence, as well as the performance of our internal audit function.

•
The review of guidelines and policies that govern management’s processes in assessing, monitoring and mitigating major financial risk exposures.

•
Financial reporting and review of accounting standards and systems of internal control.

•
Significant accounting policies, management judgments and accounting estimates, and earnings releases.

•
All matters that may have a material impact on the financial statements or the Company’s compliance policies and practices.

The Audit Committee has sole authority to appoint or replace the independent registered public accounting firm (for which it seeks shareholder ratification), and to approve all audit engagement fees and terms.
The Committee meets independently with the internal audit staff, the independent registered public accounting firm, management, and then solely as a Committee, at least quarterly. Following each Committee meeting, the Audit Committee reports to the full Board. The Audit Committee met six times during 2022, including the annual joint meeting with the Finance Committee.
Additional information regarding the Audit Committee is contained in Item 6 of this proxy statement beginning on page 88.
Financial Expertise: Each member of the Audit Committee meets the financial literacy requirements of the SEC, the New York Stock Exchange (NYSE) and our Corporate Governance Guidelines. The Board has affirmatively determined that Mr. Doyle is an “audit committee financial expert,” as defined by the SEC.
Independence: The Board has determined that each member of the Audit Committee meets the independence requirements of the SEC, the NYSE and our Corporate Governance Guidelines.

2023 Proxy Statement 17

Governance of Eversource Energy
Compensation Committee
Members: William C. Van Faasen, Chair James S. DiStasio Francis A. Doyle John Y. Kim David H. Long
The Compensation Committee is responsible for the compensation and benefit programs for all executive officers of Eversource Energy and has overall authority to establish and interpret our executive compensation programs. The Compensation Committee also:
•
Reviews our executive compensation strategy, evaluates components of total compensation, assesses performance against goals, market competitive data and other appropriate factors, and makes compensation-related decisions based upon Company and executive performance.

•
Reviews and recommends to the Board of Trustees the compensation of the non-employee members of the Board.

•
Reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation and subject to the further review and approval of the independent Trustees, evaluates the performance of the Chief Executive Officer in light of those goals and objectives.

•
In collaboration with the Chief Executive Officer, oversees the evaluation of executive officers and engages in the succession planning process for the Chief Executive Officer and other executives.

•
Has the sole authority to select and retain experts and consultants in the field of executive compensation to provide advice to the Committee with respect to market data, competitive information, and executive compensation trends; retains an independent compensation consulting firm to provide compensation consulting services solely to the Compensation Committee.

Following each Committee meeting, the Compensation Committee reports to the full Board. The Compensation Committee met five times during 2022.
For additional information regarding the Compensation Committee, including the Committee’s processes for determining executive compensation, see the Compensation, Discussion and Analysis beginning on page 36.
Independence: The Board has affirmatively determined that each member of the Compensation Committee meets the independence requirements of the SEC, the NYSE and our Corporate Governance Guidelines.

Executive Committee
Members: Joseph R. Nolan, Jr., Chair James S. DiStasio Cotton M. Cleveland Francis A. Doyle William C. Van Faasen
The Executive Committee is empowered to exercise all the authority of the Board, subject to certain limitations set forth in our Declaration of Trust, during the intervals between meetings of the Board.
Following each Committee meeting, the Executive Committee reports to the full Board. The Executive Committee did not meet in 2022.
Independence: Except for Mr. Nolan, who is the Company’s Chairman of the Board, President and Chief Executive Officer, each member of the Executive Committee is independent.

18 2023 Proxy Statement

Governance of Eversource Energy
Finance Committee
Members: James S. DiStasio, Chair John Y. Kim, Vice Chair Cotton M. Cleveland Linda Dorcena Forry Gregory M. Jones Loretta D. Keane Kenneth R. Leibler
The Finance Committee assists the Board in fulfilling its oversight responsibilities relating to financial plans, policies and programs for Eversource Energy and its subsidiaries. The Finance Committee also:
•
Reviews the Company’s plans and actions to assure liquidity; its financial goals and proposed financing programs modifying the Company’s capital structure; its financing programs, including but not limited to the issuance and repurchase of common and preferred shares, long-term and short-term debt securities and the issuance of guarantees; and its operating plans, budgets and capital expenditure forecasts.

•
Reviews the Company’s Enterprise Risk Management (ERM) program and in conjunction with other Committees of the Board, practices to monitor and mitigate cyber, physical security and other risk exposures.

•
Reviews and recommends the Company’s dividend policy, as well as new business ventures and initiatives which may result in substantial expenditures, commitments and exposures.

•
Conducts an annual review of counter-party credit policy, insurance coverages and pension plan performance.

Following each Committee meeting, the Finance Committee reports to the full Board. The Finance Committee met four times during 2022, including the annual joint meeting with the Audit Committee.
Independence: While the Committee is not subject to the same independence requirements of the Audit, Compensation and Governance, Environmental and Social Responsibility Committees, the Board has affirmatively determined that each member of the Finance Committee is independent.

2023 Proxy Statement 19

Governance of Eversource Energy
Governance, Environmental and Social Responsibility Committee
Members: Cotton M. Cleveland, Chair Linda Dorcena Forry David H. Long William C. Van Faasen Frederica M. Williams
The Governance, Environmental and Social Responsibility Committee is responsible for developing, overseeing and regularly reviewing our Corporate Governance Guidelines and related policies. The Governance, Environmental and Social Responsibility Committee also:
•
Serves as a nominating committee, establishing criteria for new Trustees and identifying and recommending prospective Board candidates and the appointment of Trustees to Board Committees.

•
Annually reviews the independence and qualifications of the Trustees and recommends to the Board appointments of the Committee members, the Lead Independent Trustee, and the Executive Chairman of the Board and the election of officers of the Company.

•
Annually evaluates the performance of the Board and its Committees.

•
Annually reviews the charters of the Board Committees.

•
Oversees the Company’s climate, environmental, human capital management and social responsibility strategy, programs, policies, risks, targets and performance, as well as related public reporting, in coordination with other Committees or the Board as necessary or appropriate.

Following each Committee meeting, the Governance, Environmental and Social Responsibility Committee reports to the full Board. The Governance, Environmental and Social Responsibility Committee met five times in 2022.
Independence: The Board has affirmatively determined that each member of the Governance, Environmental and Social Responsibility Committee meets the independence requirements of the SEC, the NYSE and our Corporate Governance Guidelines.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is employed by Eversource Energy or any of its subsidiaries. No executive officer of Eversource Energy serves as a member of the compensation committee or on the board of directors of any company at which a member of the Eversource Energy Compensation Committee or Board of Trustees serves as an executive officer.

Meetings of the Board and its Committees

In 2022, the Board of Trustees held seven meetings, three of which included executive sessions attended only by the independent Trustees, and the Board and the Committees held a total of 27 meetings. Each Trustee attended at least 75 percent of the aggregate number of the 2022 Board and
Committee meetings and all Trustees attended the Annual Meeting of Shareholders held on May 4, 2022. Our Trustees are expected to attend our Annual Meetings of Shareholders, but we do not have a formal policy addressing this subject.

20 2023 Proxy Statement

Governance of Eversource Energy
Board’s Oversight of Risk

The Board of Trustees, both as a whole and through its Committees, is responsible for the oversight of the Company’s risk management processes and programs. The Board believes that this approach is appropriate to carry out its risk oversight responsibilities and is in the best interests of the Company and its shareholders. Each year, the Board evaluates its risk assessment function as part of its Board evaluation process.
As set forth below, each Committee reviews management’s assessment of risk for that Committee’s respective area of responsibility. Each Committee member has expertise on risks relative to the nature of the Committee on which they sit. With each Committee Chair reporting to the Board following each Committee meeting, the entire Board can discuss risk related issues, assess their implications and provide oversight on appropriate actions for management to take. All Board meetings are attended by members of senior management at which discussions of relevant risks and challenges facing the Company are held.
The Board of Trustees oversees the Company’s comprehensive operating and strategic planning. The operating plan, which is reviewed and formally approved by the Board in February following a review by the Finance Committee, consists of the goals and objectives for the year, key performance indicators, and financial forecasts. The strategic planning process consists of long-term corporate objectives, specific strategies to achieve those goals, and plans designed to implement each strategy. The ERM program is integrated with the annual operating and strategic planning processes to identify the key financial risks associated with the plan. These financial risks are presented to the Board of Trustees as part of both of the annual operating plan and at the Board’s annual strategic planning session.
The Finance Committee is responsible for oversight of the Company’s ERM program and enterprise-wide risks, as well as specific risks associated with cybersecurity, insurance, credit, financing, pension investments, and line of businesses. Our ERM program involves the application of a well-defined, enterprise-wide methodology designed to allow our executives to identify, categorize, prioritize, mitigate and monitor the principal risks to the Company. The ERM program is integrated with other assurance functions throughout the Company, including compliance, auditing, and insurance to ensure appropriate coverage of risks that could impact the Company, that the appropriate risk response is determined, and that the risk mitigation plans are periodically verified. The top enterprise-wide risks are identified using a comprehensive cross functional analysis involving key officers and employees of each organization within the Company and are monitored throughout the year by the Company’s Risk Committee, which is comprised of senior officers of the Company, with key risk indicators and mitigation progress reports. In addition to known risks, the ERM program identifies emerging risks to the Company, through participation in benchmarking groups both within and outside the utility industry, discussions with management, and consultation with outside advisors. Our management then analyzes risks to determine materiality, likelihood and impact, and develops formal mitigation strategies based upon the risk drivers or what could cause the risk to occur. Strategic risks are also analyzed considering how quickly a risk is expected to occur. Management broadly considers our business model, the utility industry, the global and local economy, climate change, sustainability, and the current political and economic environment to identify risks. Periodically, the ERM group will perform a correlation exercise to determine the influence the top enterprise risks may have on one another’s likelihood and impact. The findings of this process are discussed with the Finance Committee and the full Board, including reporting on an individual risk-by-risk basis on how these issues are being measured and managed.
In addition to the regularly scheduled reports by ERM of all the Company’s enterprise-wide risks and the results of the ERM program, management reports periodically to both the Board of Trustees and the Finance Committee and/or Joint Audit and Finance Committee in depth on specific top enterprise risks at the Company. ERM also reports regularly to the Finance Committee on the activities of the Company’s Risk Committee. The Company’s Risk Committee meets quarterly, or more frequently if needed. It is responsible for ensuring that the Company is managing its principal enterprise-wide risks, as well as other key risk areas such as operations, emergency response, environmental, sustainability, information technology, compliance and business continuity. The Risk Committee is chaired by the Chief Financial Officer.
The Audit Committee is responsible for oversight of the integrity of the Company’s financial statements, including oversight of the guidelines, policies and controls that govern management’s processes for assessing, monitoring and mitigating major financial risk exposures as well as compliance with laws and regulations. The Company’s Disclosure Committee is responsible for ensuring accurate and appropriate financial statements including the inclusion of relevant risk factors. The Disclosure Committee is made up of individuals with key financial reporting roles and business areas throughout the Company. The Governance, Environmental and Social Responsibility Committee is responsible for the oversight

2023 Proxy Statement 21

Governance of Eversource Energy
of compliance with various governance regulations of the SEC, the NYSE and other regulators, along with Trustee succession planning and oversight of the Company’s policies and practices. The Executive Vice President and General Counsel reports on any changes in laws and regulations and recognized best practices as part of the annual review of Committee charters and the Board’s
Corporate Governance Guidelines and at Committee and Board meetings. The Board of Trustees administers its compensation risk oversight function primarily through its Compensation Committee. The process by which the Board and the Compensation Committee oversee executive compensation risk is described in greater detail within the Compensation Discussion and Analysis section.

Cyber and Physical Security Risk

The Company’s policies and practices continue to allow it to protect its cyber and operational assets. At the same time, the Board and its Committees continue to provide substantial and focused attention to cyber and system security. Comprehensive cyber security reports are provided and discussed at each meeting of the Finance Committee, which has primary responsibility for cyber and system security oversight at the Committee level. These reports are provided to all members of the Board and are discussed by the Board at the time the Finance Committee Chair reports on the Committee’s meetings. The reports focus on the changing threat landscape and the risks associated with the Company, describe cyber security drills and exercises, any attempted breaches, cyber incidents within the utility industry and all over the world, and mitigation strategies, including insurance. In addition, assessments by third-party experts of cyber and physical security risks to the utility industry and the Company in particular are provided periodically. The Company regularly reviews and updates its cyber and system security programs and the Board and its Committees continue to enhance their strong oversight activities, including joint meetings of the Audit and Finance Committees, at which cyber and system security programs and issues that might affect the Company’s financial statements and operational systems are discussed by both Committees with financial, information technology, legal and accounting management, other members of the Board, representatives of the Company’s independent registered public accounting firm, and outside advisors and expert speakers.

Sustainability/ESG/Climate Risk

Conducting our business with integrity in a socially and environmentally responsible manner earns the trust of our customers and shareholders, attracts and retains talented employees, and demonstrates our shared responsibility of protecting our planet. Sustainability is embedded into how we conduct our business today and for future generations, with ESG initiatives fully integrated into the policies and principles that govern our Company. We strive to meet the ESG expectations of our shareholders, customers, employees, regulators and the communities we serve through our commitment to sustainability, with environmental justice and equity considered in our decision making.
An important example of our continued leadership includes our ambitious GHG emission reduction initiatives. In 2019, we established a goal to have our operations be carbon neutral by 2030 and in November 2022, we made the formal commitment to set a Science Based Target in accordance with the stringent guidelines of the Science Based Target Initiative (SBTi) and the overall intent of keeping average global temperatures from exceeding 1.5 degrees Celsius. These efforts support aggressive state and regional emission reduction goals while we maintain our commitment to top-tier reliability, superior customer service and effective corporate governance. We are continuously expanding access to renewable energy for our region, provide a nationally-renowned energy efficiency program to our customers, and remain focused on driving strong ESG performance. Our policies and programs have been recognized for their excellence throughout the industry and by independent trade groups, sustainability raters and the media.
•
We have been a leader within our trade groups, including the Edison Electric Institute, in developing and adopting standardized ESG disclosures for our industry.

•
We are active in the Sustainable Supply Chain Alliance, working to further embed sustainability throughout our supply chain.

•
The awards and recognitions we received in 2022 are further evidence of our leadership in corporate responsibility. For additional information on our awards, please see “2022 Sustainability/ESG” appearing in the Compensation, Discussion and Analysis section of this proxy statement.

Environmental Performance
Emission reductions, protection of natural resources and environmental accountability

22 2023 Proxy Statement

Governance of Eversource Energy
Climate Leadership. Eversource recognizes that climate change is one of the greatest challenges facing the globe and that we have a responsibility to help mitigate the impacts. Reflecting this importance, in December 2022, our Board of Trustees’ Governance, Environmental and Social Responsibility Committee Charter was expanded to explicitly extend their oversight to include climate action and an annual review of progress against climate-related goals.
We continuously assess the physical and transitional impacts related to climate change to ensure strong mitigation strategies are developed. Our assessment includes evaluating the impacts of more severe weather events, regulatory and financial risks and changing customer behavior. We are also pursuing climate-related opportunities that enable business success while serving the needs of our customers. We are working to reduce emissions in our operations and for the region through clean energy investments, energy efficiency programs and the pursuit of emerging technologies. Programs for clean transportation, clean energy and climate investments also offer opportunities to Eversource and our communities to bring projects to our area that will reduce GHG emissions throughout the region and help mitigate the impacts of climate change, while also providing job creation and economic benefit for the region.
We take measures to prepare for and manage the potential effects of climate change and severe weather, including:
•
Risk management

•
Overhead and electrical hardening

•
Distribution automation

•
Environmentally responsible vegetation management

•
Resiliency design in flood-prone areas

Our employees are committed to ensuring that our comprehensive emergency preparedness and resiliency plans help us to keep our communities safe and provide our customers with timely and accurate information during extreme weather events.
Maintaining the reliability of our system is an ongoing focus. We are evaluating infrastructure needs and engaging external leaders to support changing customer expectations, the integration of renewable energy, and the implementation of evolving technologies.
Carbon Neutral Goal by 2030. At Eversource, we have set an aggressive goal to reduce our GHG footprint and reach carbon neutrality in our operations by 2030. This goal addresses our Scope 1 and Scope 2 emissions and is overseen by a dedicated Oversight Committee comprised of cross-functional company leaders. Subcommittees are focused on pursuing reductions in our operational emissions by improving efficiency and implementing emerging technologies, engaging our employees and external stakeholders in the development and implementation of innovative strategies, and investigating opportunities to offset emissions that cannot be avoided.
We plan to achieve our goal by reducing emissions in five key operational areas:
•
Line loss, or the energy lost when power is transmitted and distributed across our electric system (one of the industry’s greatest challenges), by supporting state and regional efforts that are enabling a cleaner mix of energy in the grid and improving efficiencies in our transmission infrastructure.

•
Our natural gas distribution system, by replacing aging steel and cast-iron pipes to reduce methane leaks, and exploring innovative options, such as piloting geothermal technology.

•
Our facilities, by increasing our use of renewable energy while implementing measures that will lower our energy use, such as efficient lighting installation and control system upgrades.

•
Our company vehicle fleet, by reducing emissions from fuel consumption through continued adoption of hybrid vehicles and alternative fuel sources as substitutes for diesel and gasoline.

•
Our maintenance practices, by implementing ways to reduce leaks of sulfur hexafluoride (SF6), a potent GHG

2023 Proxy Statement 23

Governance of Eversource Energy
commonly used as an insulator in electric equipment, in addition to adopting innovative solutions to replace this gas with less carbon-intensive alternatives.
In 2022, we built on this strong foundation of emission reductions by committing to set a Science Based Target which would address indirect Scope 3 emissions in addition to Scope 1 and 2 emissions.
Unlike many electric utilities that operate large fossil fuel generation fleets, Eversource’s Scope 1 and 2 emissions are small contributors to our region’s GHG emissions and our current generation is limited to only solar generation. Our planned clean energy and infrastructure investments will contribute significantly to reducing the carbon footprint of our service territory and our 4.4 million customers, while supporting regional goals addressing climate change. Our strategy is rooted in being a principal catalyst for decarbonizing the New England grid with renewable energy sources, like wind and solar power — both of which will play an important role in our region’s clean energy future. This will be a key focus for the Science Based Target that is under development and due to be announced by the end of 2024.
Energy Efficiency. Eversource continues to work with our customers throughout our service territories to improve their energy efficiency.
•
Eversource invested approximately $658 million in 2022 in energy efficiency and related services, which continues to be the best and most economical way that we can fight climate change, avoiding lifetime GHG emissions of over 2.9 million tons.

•
The Energy Efficiency team extended enhanced incentives and offerings through 2022 that allowed even more customers to engage in energy-saving activities. Our Energy Efficiency team continues to lead efforts and improvements to the programs offered under statewide efficiency brands Energize ConnecticutSM, Mass Save® and NHSaves®, including the creation of a Heat Pump Installer Network for Massachusetts and Connecticut customers.

•
Across all three states, the ConnectedSolutions demand response program continued to expand, with over 50,000 residential and 340 commercial customers enrolled and nearly 200 MW actively dispatched. Attention to program design and customer experience have led to the creation of innovative ways to reach new customers while incentivizing high levels of performance with existing participants year over year. ConnectedSolutions successfully curtailed 187 MW of load during the 2022 ISO-NE ICAP hour, reducing demand rates across the ISO-NE system. Coordination with other utilities regarding event calling strategy has helped to amplify the peak-shaving impact that demand response programs have on the ISO-NE system.

•
With transportation being one of the largest contributors to GHG emissions in the United States, our Electric Vehicle (EV) Charging programs in Connecticut and Massachusetts are an important part of our clean energy initiatives. In Massachusetts, the Electric Mobility team continued helping complete the remaining buildout of the initial five-year EV Make Ready program that started in 2017 to push the state towards its aggressive decarbonization goals through transportation electrification. The last phase of the program enabled the installation of 2,166 charging ports in the state with over 400 in environmental justice communities and a fully subscribed program within just three years. In Connecticut, we are in year two of a nine-year program. In 2022, our rebates helped energize 401 commercial charging ports with 44 percent of the program’s rebates being utilized in disadvantaged communities. We’ve also enabled participation in our residential EV charging offerings by 1,278 customers. Both states’ residential programs will require participation in our Managed Charging program to curb demand for EV charging during peak times and subsequently help reduce carbon emissions.

•
We continue to provide a nation-leading, comprehensive set of customer-facing services that provide solutions and cost savings to all of our customer classes: residential, municipal, commercial, and industrial.

Natural Gas. We continue to reduce methane emissions within our natural gas service territories and to actively pursue ways to decarbonize the heating sector in support of regional goals.
•
We remain focused on the replacement of aging bare-steel and cast-iron natural gas pipelines to enhance safety, reliability and minimize the release of methane emissions into the atmosphere.

•
In 2020, we received approval to pilot a networked geothermal system within our eastern Massachusetts gas service territory as an alternate, zero-emission thermal solution to meet our customers’ energy needs. A neighborhood in Framingham, Massachusetts with a mix of residential and commercial customers was selected and field work began in 2022. Project design is being finalized and Eversource has requested proposals for construction of the project. The system is planned for in-service later in 2023. For more information: https://www.eversource.com/content/residential/save-money-energy/clean-energy-options/geothermal-energy

•
We are actively participating in proceedings across our natural gas service territories in Connecticut and Massachusetts on the future of natural gas and are pursuing promising technologies that include geothermal, renewable natural gas and hydrogen as potential alternatives to traditional natural gas and other carbon-emitting energy sources.

24 2023 Proxy Statement

Governance of Eversource Energy
Water. Eversource is committed to the protection of water resources through conservation, water quality management and water saving technologies.
•
Our water delivery subsidiary, Aquarion Company, administers conservation programs to ensure that local water supplies remain sufficient for critical needs such as human consumption and fire protection. Long-range initiatives are underway to ensure the reliability of our sources of supply into the future.

•
Aquarion’s reservoirs are surrounded by more than 15,000 acres of forest, which serve as both a critical safeguard and an invaluable natural resource. In 2022, we continued assessing the biological condition of our watershed forests as part of an ongoing effort to increase forest resilience by combining various forest management activities.

•
Aquarion continually conducts site inspections and monitors land use activities and water quality at hundreds of locations throughout our watershed and aquifer areas.

Environmental Stewardship. We take great care with conservation measures, preserving and promoting biodiversity, and responsibly managing natural/working lands (NWL) and cultural resources.
•
Our focus on protecting environmentally sensitive areas within our rights-of-way helps us to minimize impacts to sensitive species and resource areas.

•
Our vegetation management program balances the needs of our customers and communities with the goal of providing reliable electric service, while monitoring and enhancing biodiversity of forested and early successional habitat near our power lines.

•
Eversource partners with State Historic Preservation and Tribal Historic Preservation offices to identify and protect cultural resources within our rights-of-way.

•
We continue to manage the Eversource Land Trust to protect open space and wildlife habitat, while continuing to educate stakeholders on the variety of species protection measures.

Transparency and Accountability. We hold ourselves accountable for the impact our business might have on the environment, meeting and in some cases exceeding compliance with environmental laws and regulatory commitments and requirements where appropriate. Along with our Environmental Policy, we have formal procedures in place to ensure environmental compliance. Environmental training is provided to employees based on job function. Legal and Environmental teams meet quarterly to review and address compliance risk and issues, and we take into account environmental justice and equity in our decision making.
•
We strive to proactively work with customers, community members, environmental groups, regulatory agencies, and civic and business partners to review planned work and promote transparent operations.

•
Our employees, as well as vendors, suppliers and contractors, are expected to adhere to all environmental laws as stated in our Code of Business Conduct, Supplier Code of Conduct and procurement process.

•
We are committed to tracking and monitoring our progress through a set of metrics that are reviewed monthly by executive leadership, and we work every day to ensure that our operations focus on environmental protection.

Social Responsibility
Actions that care for people and engage stakeholders
Diversity. We continued to support a multitude of programs and agencies that address racial and ethnic disparities in our customers’ communities and beyond. We also remain committed to developing a workforce that fully reflects the diversity of the people and communities we serve. Our hiring and talent practices emphasize diversity, equity, and inclusion, and we encourage employees to embrace different people, perspectives, and experiences in our workplace and within our communities — regardless of their race, color, religion, national origin, ancestry, sex, gender identity, age, disability, marital status, sexual orientation, active military or veteran status. We sustained our successful drive to increase workforce diversity and build a talent pipeline; in 2022, 61.6 percent of our external hires were women or people of color, and 45.1 percent of external hires and internal promotions into leadership roles were women or people of color.
Eversource is a signatory to the CEO Action for Inclusion Pledge to advance diversity, equity and inclusion in the workplace, as well as a member of the Paradigm for Parity coalition, committed to addressing gender parity. We offered a variety of programs, events, activities and discussions focused on diversity, equity and inclusion, to provide employees with education and experiences to further emphasize messages of racial and social justice. We held listening sessions with our business resource group leaders, who provided valuable input to address concerns during an ever changing and challenging year. Our Racial Equity Task Force maintained its focus on increasing racial equity and social justice through the lens of talent management, inclusion, and support for our diverse communities, including increasing business with diverse suppliers. We held a highly-attended Day of Understanding virtual event to celebrate Juneteenth and followed this with discussions in business groups. We continued these conversations with quarterly discussions hosted by our senior leaders, all focused on advancing our DE&I goals.

2023 Proxy Statement 25

Governance of Eversource Energy
In addition, we hosted monthly conversations in our D&I multicultural book club and held signature learning events to celebrate Black History Month, Hispanic Heritage Month, and Asian American Month, focusing on the history, contributions, and current challenges of each group. An example of our commitment to promote equity and diversity in our communities, is our investment in Girls With Impact, a business and leadership program that funds scholarships for under-resourced young women in Connecticut and Massachusetts. Our investment is valued at nearly $300,000 and will fund approximately 300 scholarships. In response to the continuing calls for racial, social and environmental justice, our Vice President of Corporate Citizenship, Equity, and Environmental Justice continued to lead a 15-member cross-functional pro-equity advisory team tasked with developing and implementing a strategy, guidelines, leadership toolkits, training materials and decision frameworks to promote equity in siting, customer-facing projects, procurement and philanthropy. This group developed and began to rollout justice and equity training to all employees in 2022.
We also developed a full 2021 DE&I Report, which detailed our many DE&I initiatives, programs, goals, successes, challenges and progress to date.
Employees. Eversource recognizes that our employees are our most valuable asset. We have developed strategic workplans as part of the annual business and workforce planning process to address immediate and long-range needs to ensure that we acquire, develop, and retain excellent talent. Both in-person and virtual learning and development opportunities were provided to employees, including the continuation of a career management series and a new hire networking series with executive overviews. Interactive engagement and support tools were leveraged to promote remote worker effectiveness supporting the workforce with business, leadership, and technical knowledge. Employee development programs were aligned to the strategic workforce plan to support succession within all levels of the organization. Growth Opportunities for Leadership Development (GOLD) provided development for recent college graduates and was expanded to include employees new to the utility industry. The Transmission Training, Substation and Transmission Line Engineering Development, New Supervisor, Safety, Gas, and Transmission Cohort programs promoted educational and professional development opportunities for recent college graduates. Tuition assistance programs, paid internships, co-ops, and other pipeline development programs continued to ensure progress in future workforce technical skills and competencies. Targeted training, development, and educational opportunities were offered to our high potential employees to ensure their continued growth and development as future leaders. Thought provoking stretch assignments, high impact cross-functional team memberships, senior management interaction and exposure, targeted coaching and feedback, and diverse learning experiences that promote interdependent thinking and embrace alternative perspectives, while building teamwork and collaboration, represent core components of our key talent development program.
Additionally, we leveraged educational partnerships within the diverse communities we serve in critical trade and technical areas and have developed proactive sourcing strategies to attract experienced workers in highly technical roles in areas like engineering, electric and gas operations, and energy efficiency. As part of this process, we added new college partnerships to increase our pipelines for diverse talent. This included a focused effort to engage diverse candidates providing intern and post graduation opportunities. Eversource also provides employees with fair pay, comprehensive benefits, and a variety of field and classroom training opportunities throughout their careers to support their ongoing success on the job.
The success of these programs, policies and opportunities is evidenced by our most current pulse employee survey, which saw strong participation of 69 percent of the employee population and a high level of engagement.
Human Capital. As the industry faces a major depletion of its workforce, Eversource has had to adapt in how we recruit newly skilled employees. Nearly half of existing utility workers are nearing retirement age, and many years of training are required to replace these individuals. Strategic workforce plans are developed every year as part of the annual business planning process to identify long-range needs to ensure that we acquire, develop and retain diverse, capable talent. Eversource continuously looks for innovative ways to replenish the workforce by expanding and changing programs to meet business needs and specifically building a pipeline of individuals who are technically oriented, with an interest in career advancement.
Employee Engagement is important to us. We know that companies that have engaged employees deliver great customer service to their customers. Learning and development programs and opportunities are aligned to best virtual and/or in-person delivery methods and feedback and data is collected to measure effectiveness. Our principle is to “Listen to our employees; Learn where there is progress and opportunity; and Take Action to ultimately improve our Company.” Embedded in our Employee Engagement Survey are Culture Metric questions to gauge how the Company can continue to support a customer-centric culture by providing great customer service. We conduct a biennial Employee Engagement Survey and supplemental pulse surveys to measure progress on our employee engagement index to identify areas of high performance and areas of

26 2023 Proxy Statement

Governance of Eversource Energy
opportunity. We regularly pulse our employees for their perspectives through our employee online community, listening sessions with BRGs, pulse surveys, and employee meetings, in addition to conducting a semiannual full census survey. This feedback helped inform our response to needs that employees had around working remotely, and how to best serve customers during the pandemic.
Our employees are also engaged shareholders; approximately 12,000 active and retired employees own 2.9 percent of our outstanding common shares through the Eversource 401K Plan as of December 31, 2022. Additionally, more than 600 employees are currently enrolled in Eversource Energy’s Dividend Reinvestment and Share Purchase Plan and buy common shares automatically through payroll deduction each month.
Reliability & Resiliency. Eversource continues to make significant investments in projects and upgrades to modernize our electric system, which enhances reliability for our customers, makes the electric grid more resilient to extreme weather events, and provides greater access to new renewable power sources. This enables the region to accelerate retirements of older, higher emission coal and oil-fueled power plants, and creates a more reliable and efficient electric grid that will help meet aggressive GHG reduction goals.
•
We are evolving our analytics and automation practices on our distribution systems to reroute and restore service to our customers as quickly as possible. We are investing in technologies to enhance the ability of the electric system to incorporate solar, demand response, energy storage and other distributed energy resources, while continuously improving the safety, security, reliability, resiliency, cost effectiveness of our electric delivery infrastructure and encouraging customer engagement.

•
Eversource is implementing an approved program in Massachusetts that includes investment in advanced sensing and monitoring, distribution automation, advanced voltage management, and load flow modeling software.

•
The Company is also actively participating in regulatory proceedings in Connecticut and New Hampshire to expand the impact of further investments in grid modernization to all Eversource electric distribution customers.

Our Communities. Eversource is committed to the health and economic well-being of the residents, businesses and institutions of Connecticut, Massachusetts, and New Hampshire.
•
In 2022, we provided $15.8 million in grants and other local support to nonprofit organizations and charitable regional activities across our tri-state service area.

•
In 2022, our employees devoted over 27,000 hours to volunteerism and maintaining strong partnerships with key community organizations across New England, including our continued support of the Eversource Walk for Boston Children’s Hospital, the Eversource Everyday Amazing Race for Massachusetts General Hospital, the Eversource Hartford Marathon, the Eversource Walk and 5K Run for Easterseals New Hampshire, the United Way, and the Special Olympics.

Governance
Effective leadership, financial stability and strong ethics
The Governance, Environmental and Social Responsibility Committee of the Board of Trustees is responsible for oversight of the Company’s management of environmental, social and governance (ESG) matters, including primary oversight responsibility for climate action, environmental, human capital management and social responsibility programs and performance. The Committee meets at least three times per year, and will include an annual review of progress against climate-related goals.
Sustainability is embedded into our governance processes, and Board level oversight of ESG is reflected in many of the financial, operational and sustainability/ESG accomplishments outlined in the Compensation, Discussion and Analysis section of this proxy statement. Our risk management, long term strategy development and ethical business practices not only ensure the sustainability of our business but are critical to our commitment to providing superior customer service and supporting our communities.
Our Executive Vice President, Corporate Relations and Sustainability works with executive-level management from key ESG areas and oversees our Sustainability Steering Committee, which engages with operational and business partners to develop and manage strategic priorities, oversee GHG emission reduction initiatives, set sustainability goals and coordinate sustainability reporting. Our Sustainability Steering Committee meets regularly throughout the year to assess current practices and identify improvement opportunities.
•
The Governance, Environmental and Social Responsibility Committee has primary oversight of ESG and reports each meeting to the Board of Trustees, who receive all Committee presentation materials. At its December 2021 meeting, the Committee received a comprehensive presentation on the Company’s ESG policies, programs, accomplishments and upcoming plans. As outlined in the “Board’s Oversight of Risk” section of this proxy statement, the Finance Committee is responsible for oversight of the Company’s ERM program, which utilizes a well-defined enterprise-wide

2023 Proxy Statement 27

Governance of Eversource Energy
methodology designed to allow executives to identify, categorize, prioritize, and mitigate principal risks to the Company. In addition to known risks, the ERM program identifies emerging risks and considerations including sustainability and climate change.
•
Key performance metrics that focus directly on ESG, including sustainability, safety, diversity and inclusion, customer experience, and clean energy strategic projects, are periodically reported on at management presentations.

•
The Compensation Committee includes safety, diversity and sustainability/ESG performance goals to measure our executive compensation performance.

•
Similar reports and presentations are made to our Board of Trustees on an ongoing basis, which along with the Committee, actively participates and includes ESG implications and considerations as part of their oversight activities and responsibilities.

Corporate and Compensation Governance. We remain committed to effective corporate governance and executive compensation standards.
•
We continue to expand the diversity of our Board of Trustees and it continues to be one of the most diverse in the industry, as the number of women and minorities exceeds the average of the boards of the S&P 500 companies, with women constituting more than 30 percent of the Board and ethnic diversity also constituting more than 30 percent of the Board.

•
Our governance standards include: majority of outstanding shares Trustee election requirement, board and committee self-assessment and refreshment mechanisms, proxy access, mandatory trustee retirement age, and a vigorous shareholder engagement program.

•
Our executive compensation governance program includes share ownership and holding requirements for Trustees and executives, an expanded clawback policy, broad hedging and pledging prohibition, and double-trigger change in control agreements.

Sustainable Investment Opportunity. Eversource has actively sought investment from socially responsible investment funds for the past several years.

Number of ESG & Infrastructure Funds Holding ES Shares
400
300
200
100
0
43
95
45
108
48
143
66
163
68
182
91
201
95
256
2016
2017
2018
2019
2020
2021
2022
ESG
Infrastructure

As of the end of 2022, Eversource shares were held by 256 funds based in North America, Europe, Australia and Asia that are either dedicated socially responsible funds or part of a family of funds that screen companies for ESG attributes before certifying them for investment. Many of these funds exclude a number of U.S. electric utilities from their portfolios, particularly if coal represents a significant source of electric generation. We consider our sustainability profile to be a competitive advantage in attracting equity capital. Eversource shares are also increasingly held by infrastructure funds, many of which have a focus on renewable energy and utility companies focused on decarbonization.
In 2022, our NSTAR Electric subsidiary completed our fourth issuance of “Green Bonds,” with proceeds used to support our industry-leading, low-carbon, clean energy initiatives. The proceeds from the 30-year $400 million, 4.95% debentures were used to fund our various energy efficiency initiatives, which help make our customers’ homes and businesses more efficient. The favorably low rate reflects extremely high investor demand and our strong credit rating profile.
Eversource is committed to helping our region reduce GHG emissions through investments in renewable energy with our partner Ørsted, the world’s leader in offshore wind development, to build offshore wind projects with capacity for at least 4,000 MW located south of Rhode Island and Massachusetts. Eversource initiated a strategic review of our offshore wind investment portfolio. As part of that review, we are exploring strategic alternatives that could result in a potential sale of all, or part, of our 50 percent interest in our offshore wind partnership with Ørsted.

Shareholder Engagement

We continued to grow our shareholder engagement program, whereby we engage throughout the year with our shareholders, participating in meetings, most of them virtual, with both our investors’ financial teams and their corporate governance and ESG specialists. In 2022, we again reached out to shareholders holding a substantial majority of our total outstanding shares. Some of our shareholders responded to us noting that they were aware

28 2023 Proxy Statement

Governance of Eversource Energy
of our governance, social responsibility, and compensation policies and practices, and did not feel a call or virtual meeting was necessary. Approximately twelve institutional holders requested or responded to our invitation for a virtual meeting to discuss ESG topics. Eversource representatives who attended these meetings over the past twelve months have included a recent meeting attended by our Lead Independent Trustee, while all meetings included our investor relations executive and/or our Secretary. At the meetings, we provided our shareholders with written information prior to the meetings that summarizes our financial performance; ESG, climate change and sustainability programs, policies, and accomplishments, including our decision to set a Science-Based Target; and overall corporate governance and executive compensation policies and practices; the sessions themselves vary according to the issues that are of greatest interest to our holders. Further information is available to all investors on our website in a presentation entitled “Eversource: A Sustainable Investment Opportunity.” Meeting topics have included enterprise risk, Board member refreshment,
Board self-assessments, various governance-related provisions contained in our Declaration of Trust, Corporate Governance Guidelines and Committee charters, stock incentive plan metrics, and Board and workplace diversity. As a result of these shareholder engagement sessions, we have made changes to our governance and executive compensation policies and disclosures, including an increase in the percentage of Performance Shares in our 2021 long-term incentive program from 50 percent to 75 percent. A significant part of the discussions in 2022 continued to focus on ESG and climate change, including our Company’s multi-faceted clean energy initiatives and carbon reduction efforts and our ambitious 2030 carbon neutrality goal. We also continued our active year-round program, which in 2022 included 213 virtual and in-person meetings with our institutional investors, 155 of which included a member of senior management. Eversource continues to attract interest from ESG focused shareholders and others as an especially attractive socially responsible investment.

Political Activity

We believe it to be in the best interest of Eversource and its shareholders, customers, employees and the communities we serve for us to participate in the political process where appropriate and legally permissible.
Our political activity is very limited. We do not use any corporate funds to contribute to political parties or candidates. This prohibition includes independent political expenditures made in direct support of or in opposition to a campaign and payments made to influence the outcome of ballot measures. We do participate in the process through our membership in utility industry trade associations and related organizations, lobbying elected and appointed officials and administering our employee led political action committees. Decision-making, governance and oversight processes are in place to ensure such contributions and expenditures are legally permissible and in the best interests of Eversource Energy and its stakeholders.
We have in the past also contributed or paid dues to a very small number of national and state governors’ associations and state and local economic and community organizations, with whom we partner to advance the interests of the communities where we provide service. All contribution decisions are based on advancing these interests, and not on the personal preferences of our executives or any other persons or interests.
Any expenditures made by Eversource are made in accordance with and subject to all limitations and conditions of laws, rules and regulations. Contributions and dues payments are reviewed by the Company’s Legal Department and/or Chief Compliance Officer and are coordinated with internal legislative and community affairs managers. We also support the individual rights of Eversource employees to participate in the political process; however, we do not reimburse employees for any political contributions or expenses.
All requests for contributions or other expenditures to be made by Eversource Energy to a political organization or membership in a trade association are required to be submitted to at least one senior executive officer for review and approval, who are required to confirm that the proposed contribution or expenditure is in the best interests of Eversource and its stakeholders, and that any requested contribution or expenditure complies with all applicable laws, rules and regulations, and the policy.
Eversource Energy and its lobbyists file reports with the U.S. Congress on a regular basis disclosing information about their lobbying activities. These reports are available for review on the websites of the U.S. House of Representatives and the U.S. Senate, as noted below.
Eversource also files lobbyist reports in Connecticut, Massachusetts, New Hampshire and New York, and any lobbyists that the Company works with in New Hampshire also file individual reports that identify their clients.
Senior executives report on political activities and expenditures at least annually to the Governance, Environmental and Social Responsibility Committee,

2023 Proxy Statement 29

Governance of Eversource Energy
which reviews and oversees the Company’s political activity and this policy.
Written reports of dues paid and expenditures made to political organizations, trade associations and other qualified organizations, along with lobbyist reports are provided to the Governance, Environmental and Social Responsibility Committee and to the full Board of Trustees, and a summary of the report disclosing all such dues paid and expenditures is posted on the Company’s website along with our policy. Our current Zicklin Index rating, as published by the Center for Political Accountability, a recognized overseer of corporate political activity and policy, is 90.0, placing us in the highest category, “Trendsetters in Political Disclosure and Accountability.”
Eversource encourages its employees to be active members of their communities. Along with participation in civic, charitable and volunteer activities, this includes participation in the political process. Eligible employees may make voluntary contributions to our employee administered Political Action Committees. All contributions made by the PACs are approved by the PAC Steering Committees and are publicly disclosed.
Our complete Political Activity Policy, which includes all Company contributions made over the past five years, is available on our website at www.eversource.com/ content/general/about/investors/corporate-governance/political-
activity-policy.

Trustee Independence
We have adopted Corporate Governance Guidelines incorporating independence standards that meet the listing standards of the NYSE. In addition, we have adopted an additional standard under which a charitable relationship will not be considered to be a material relationship that would impair a Trustee’s independence if a Trustee serves as an officer or director of a charitable organization, and our discretionary charitable contributions to the organization, in the aggregate, do not exceed the greater of $200,000 or two percent of the organization’s total annual charitable receipts or latest publicly available operating budget. The Corporate Governance Guidelines are available on our website at www.eversource.com/Content/general/about/investors/corporate-governance/guidelines and the Trustee Independence Guidelines are available on our website at www.eversource.com/Content/general/about/investors/corporate-governance/board-independence-guidelines.
The Governance, Environmental and Social Responsibility Committee conducts an annual review of the independence of the members of the Board, including all nominees, and reports its findings to the full Board. Applying the Corporate Governance Guidelines, the Committee, assisted by legal counsel, reviews and considers relationships and transactions between Eversource Energy, its affiliates and subsidiaries, and each Trustee, entities affiliated with him or her, and/or any member of his or her immediate family. The Committee also reviews Eversource Energy’s charitable donations to organizations in which the Trustees or their immediate family members serve as officers or directors. Similarly, the Committee examines relationships and transactions between each Trustee and our independent registered public accounting firm as well as entities associated with our senior management. The Committee determined on February 1, 2023 that none of these relationships was material to the nominees for Trustee or likely to impair the independence of any of the nominees for Trustee.
The Board of Trustees separately considered that the utility operating company subsidiaries of Eversource Energy provide electric service, natural gas service or water service to the residences of Trustees and/or companies with which some of the Trustees are associated. These utility services are provided in the ordinary course of business, on an arm’s length basis and pursuant to rates determined by the applicable public utility commission and available to all similar customers of the utility. The Board has determined that relationships that exist solely due to an individual or entity purchasing electric service, natural gas service or water service from any of the utility operating company subsidiaries of Eversource Energy in the ordinary course of business, on an arm’s length basis and pursuant to rates determined by the applicable public utility commission, are immaterial to the independence of the Trustees.
On February 1, 2023, based on the recommendation of the Governance, Environmental and Social Responsibility Committee following its review, the Board of Trustees affirmatively determined that each of the Trustees, with the exception of Mr. Nolan our Chairman, President and Chief Executive Officer, satisfied the independence criteria (including the enhanced criteria with respect to members of the Audit and Compensation Committees) set forth in the current listing standards and rules of the SEC and the NYSE and under our Corporate Governance Guidelines.

30 2023 Proxy Statement

Governance of Eversource Energy
Related Person Transactions

The Board of Trustees has adopted a Related Person Transactions Policy, which is administered by the Governance, Environmental and Social Responsibility Committee. The Policy generally defines a Related Person Transaction as any transaction or series of transactions in which (i) Eversource Energy or a subsidiary is a participant, (ii) the aggregate amount involved exceeds $120,000 and (iii) any Related Person has a direct or indirect material interest. A Related Person is defined as any Trustee or nominee for Trustee, any executive officer, any shareholder owning more than five percent of our total outstanding shares, and any immediate family member living in the same household of any such person. The Board has determined that the provision of utility services noted in the previous section does not constitute a Related Person Transaction for the same reasons as those reviewed in the previous section’s discussion of independence. Management submits to the Governance, Environmental and Social Responsibility Committee for consideration any proposed Related Person Transaction. The Governance, Environmental and Social Responsibility Committee recommends to the Board of
Trustees for approval only those transactions that are in our best interests. Related Person Transactions are also considered in light of the requirements set forth in our Code of Business Conduct, including the Conflicts of Interest Policy, and our Code of Ethics for Senior Financial Officers. If management causes us to enter into a Related Person Transaction prior to approval by the Committee, the transaction will be subject to ratification by the Board of Trustees. If the Board determines not to ratify the transaction, then management will make all reasonable efforts to cancel or annul such transaction. On February 1, 2023, based on facts of which we are aware, as reported on the Trustees questionnaires completed by each Trustee and on reviews of all transactions involving the Company and all Related Persons conducted by both management and our independent registered public accounting firm, and after applying the NYSE Listing Standards and the Trustee Independence Guidelines, the Board of Trustees determined that none of the Eversource Related Persons, including the Trustees, has a direct or indirect material interest in any transaction involving the Company or its subsidiaries.

The Code of Ethics and the Code of Business Conduct

We have adopted a Code of Ethics for Senior Financial Officers (Chief Executive Officer, Chief Financial Officer and Controller) and a Code of Business Conduct which include requirements applicable in whole or in part to all of the Trustees, directors, officers, employees, contractors and agents of Eversource Energy and its subsidiaries. The Code of Ethics is available on our website at www.eversource.com/Content/general/about/investors/corporate-governance/code-of-ethics-for-senior-financial-officers, and our Code of Business Conduct is available on our website at www.eversource.com/Content/docs/default-source/Investors/Code_of_business_conduct. You may obtain a printed copy of the Code of Ethics and the Code of Business Conduct, without charge, by contacting our Secretary at the address set forth on page 91 of this proxy statement. Any amendments to or waivers under the Code of Ethics or the Code of Business Conduct will be posted to our website at www.eversource.com/Content/general/
about/investors/corporate-governance.

Communications from Shareholders and Other Interested Parties

Interested parties, including shareholders, who desire to communicate directly with the Board of Trustees, the non-management Trustees as a group, or individual Trustees, including the Lead Independent Trustee, Mr. Van Faasen, should send written communications in care of our Secretary at the mailing address set forth on page 91 of this proxy statement. The Secretary will review each communication and forward all communications that properly identify the sender to the intended recipient or recipients, other than those relating to billing and service issues, which are forwarded directly to a specialized team for resolution.

2023 Proxy Statement 31

Securities Ownership of Certain Beneficial Owners
The following table provides information as to persons who are known to us to beneficially own more than five percent of the common shares of Eversource Energy. We do not have any other class of voting securities.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	45,116,646(1)	12.95%(1)
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	38,124,127(2)	10.9%(2)
State Street Corporation State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	25,464,835(3)	7.31%(3)

(1)
Based solely on a Schedule 13G/A filed with the SEC on February 9, 2023, reporting that as of December 31, 2022, The Vanguard Group, Inc. had the shared power to vote or direct the vote of 628,326 common shares, the sole power to dispose or direct the disposition of 43,536,843 common shares, and the shared power to dispose or direct the disposition of 1,579,803 common shares.

(2)
Based solely on a Schedule 13G/A filed with the SEC on January 26, 2023, reporting that as of December 31, 2022, BlackRock, Inc. had the sole power to vote or direct the vote of 34,661,614 common shares and the sole power to dispose or direct the disposition of all of these common shares.

(3)
Based solely on a Schedule 13G/A filed with the SEC on February 6, 2023, reporting that as of December 31, 2022, State Street Corporation and certain subsidiaries had the shared power to vote 21,652,751 common shares and the shared power to dispose of 25,294,292 common shares.

32 2023 Proxy Statement

Common Share Ownership of Trustees and Management
The table below shows the number of our common shares beneficially owned as of February 28, 2023, by each of our Trustees and Named Executive Officers, as well as the number of common shares beneficially owned by all of our Trustees and executive officers as a group. We do not have any other class of voting securities. Together, these individuals beneficially own less than one percent of our outstanding common shares. The table also includes information about restricted share units and deferred shares credited to the accounts of our Trustees and executive officers under certain compensation and benefit plans. The address for the shareholders listed below is c/o Eversource Energy, 300 Cadwell Drive, Springfield, Massachusetts 01104.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)
Gregory B. Butler	85,901(3)
Christine M. Carmody	49,046(3)
Cotton M. Cleveland	71,113
James S. DiStasio	40,261
Francis A. Doyle	35,235(4)
Linda Dorcena Forry	9,806
Gregory M. Jones	7,231
James J. Judge	414,968(3)(5)
Loretta D. Keane	1,943
John Y. Kim	27,714(6)
Kenneth R. Leibler	48,100
Philip J. Lembo	83,950(3)(7)
David H. Long	9,205
John M. Moreira	20,893(3)
Joseph R. Nolan, Jr.	153,159(3)
Werner J. Schweiger	220,124(3)(8)
William C. Van Faasen	55,364
Frederica M. Williams	22,181
All Trustees and Executive Officers as a group (21 persons)	1,419,656(9)

(1)
The persons named in the table have sole voting and investment power with respect to all shares beneficially owned by each of them, except as noted below.

(2)
Includes restricted share units, deferred restricted share units and/or deferred shares, including dividend equivalents, as to which none of the individuals has voting or investment power, as follows: Mr. Butler: 7,898 shares; Ms. Carmody: 6,377 shares; Ms. Cleveland: 69,143 shares; Mr. DiStasio: 38,802 Mr. Doyle: 27,869 shares; Ms. Forry: 8,252 shares; Mr. Jones: 7,231 shares; Mr. Judge: 144,159 shares; Ms. Keane: 1,943 shares; Mr. Kim: 12,714 shares; Mr. Leibler: 27,869 shares; Mr. Lembo: 10,347 shares; Mr. Long: 9,205 shares; Mr. Moreira: 6.580 shares; Mr. Nolan: 101,868 shares; Mr. Schweiger: 96,963 shares; Mr. Van Faasen: 55,364 shares; and Ms. Williams: 22,181 shares.

(3)
Includes common shares held as units in the 401k Plan invested in the Eversource Energy Common Shares Fund over which the holder has sole voting and investment power (Mr. Butler: 7,226 shares; Ms. Carmody: 5,813 shares; Mr. Judge: 30,024 shares; Mr. Lembo: 422 shares; Mr. Moreira: 5,491; Mr. Nolan: 21,650; and Mr. Schweiger: 705 shares).

(4)
Includes 333 common shares held by Mr. Doyle’s spouse. Mr. Doyle disclaims beneficial ownership of the common shares held by his spouse.

(5)
Includes 138,000 common shares held in the James J. Judge family trust of which Mr. Judge’s spouse is the trustee.

(6)
Includes 15,000 common shares held in a trust in the name of Mr. Kim’s spouse, of which Mr. Kim is the trustee.

(7)
Includes 590 common shares held by Mr. Lembo in a custodial account for his grandchild.

(8)
Includes 1,346 common shares held in a trust of which Mr. Schweiger is the trustee and beneficiary; 437 shares in a trust of which Mr. Schweiger’s spouse is the trustee and beneficiary; 1,352 shares held by Mr. Schweiger’s spouse in a custodial account for his grandchild; and 500 shares held by Mr. Schweiger’s spouse in a custodial account for his grandchild.

(9)
Includes 690,659 unissued common shares. See note 2.

2023 Proxy Statement 33

Trustee Compensation
The Compensation Committee periodically reviews the compensation of our non-employee Trustees and, when it deems appropriate and upon consultation with the Committee’s independent compensation consultant, recommends adjustments to be approved by the Board of Trustees. The Compensation Committee recommends to the Board compensation for the Trustees based on competitive market practices for both the total value of compensation and the allocation of cash and equity. The Committee uses data obtained from similarly sized utility and general industry companies as guidelines for setting Trustee compensation. The level of Trustee compensation recommended by the Committee and approved by the Board enables us to attract Trustees who have a broad range of backgrounds and experiences.
Each non-employee Trustee serving on January 1, 2022 received a grant under the Company’s Incentive Plan, effective on the tenth business day of the year, consisting of the number of restricted stock units (RSUs) resulting from dividing $165,000 by the average closing price of our common shares as reported on the NYSE for the 10 trading days immediately preceding such date and rounding the resulting amount to the nearest whole RSU. RSUs generally vest on the next business day following the grant. Non-employee Trustees may elect deferral or distribution of up to 100 percent of the common shares issuable in respect of such RSUs immediately upon vesting of their RSU grant, subject to satisfaction of the Trustee share ownership guidelines. The distribution of all common shares entitled to be received upon vesting, but not distributed immediately, is deferred until the tenth business day of January of the year following retirement from Board service. Any individual who is elected to serve as a Trustee after January 1 of any calendar year receives an RSU grant prorated from the date of such election and granted on the first business day of the month following such election.

2022 Trustee Compensation
Compensation Element	Amount
Annual Cash Retainer	$120,000
Annual Stock Retainer	$165,000
Board and Committee Attendance Fees	None
Annual Lead Trustee Retainer	$35,000
Annual Committee Chair Retainer	$25,000 Audit Committee $20,000 Compensation Committee $15,000 Governance, Environmental and Social Responsibility Committee $15,000 Finance Committee
Annual cash retainers of $120,000 per Trustee, additional Committee Chair and Lead Independent Trustee cash retainers and annual RSU grants for service on the Board for 2022 based on the amounts above were paid as described in this section.
Pay Governance LLC provided the Compensation Committee with a review of competitive market practices and compensation in 2022. As a result, effective January 1, 2023, the Board determined that an additional annual retainer of $7,500 shall be paid to the Trustees who were appointed to the newly established positions of Vice Chair of the Audit Committee and Vice Chair of the Finance Committee.
The share ownership guidelines set forth in the Company’s Corporate Governance Guidelines require each Trustee to attain ownership of a number of common shares equal to a market value of at least five-times the then current annual cash compensation retainer for service on the Board. Trustees are required to defer or hold all shares awarded as annual stock compensation retainers until the guidelines have been met.
Prior to the year earned, each Trustee may also irrevocably elect to defer receipt of all or a portion of their cash compensation. Deferred funds are credited with deemed earnings on various deemed investments as permitted by the Company’s Deferred Compensation Plan. Deferred cash compensation is payable either in a lump sum or in installments in accordance with the Trustee’s prior election. There were no above-market earnings in deferred compensation value during 2022, as the terms of the Deferred Compensation Plan provide for market-based investments, including Company common shares.
Our Incentive Plan places a limit on the amount of total annual compensation that can be paid to any Trustee. When applicable, we pay travel-related expenses for spouses of Trustees who attend Board functions, but we do not pay tax gross-up payments in connection with any taxes on such expenses, nor do we pay pension benefits to our non-employee Trustees.

34 2023 Proxy Statement

Trustee Compensation
The table below sets forth all compensation paid to or accrued by each non-employee Trustee in 2022.
Trustee	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Cotton M. Cleveland	$135,000.00	$162,439.42	$297,439.42
James S. DiStasio	135,000.00	162,439.42	297,439.42
Francis A. Doyle	145,000.00	162,439.42	307,439.42
Linda Dorcena Forry	120,000.00	162,439.42	282,439.42
Gregory M. Jones	120,000.00	162,439.42	282,439.42
John Y. Kim	120,000.00	162,439.42	282,439.42
Kenneth R. Leibler	120,000.00	162,439.42	282,439.42
David H. Long	120,000.00	162,439.42	282,439.42
William C. Van Faasen	175,000.00	162,439.42	337,439.42
Frederica M. Williams	120,000.00	162,439.42	282,439.42

(1)
Represents the aggregate dollar amount of all fees earned or paid in cash, including annual retainer fees, Lead Independent Trustee and committee chair fees. Also includes the amount of cash compensation deferred at the election of the Trustee. For the fiscal year ended December 31, 2022, Mr. Doyle and Mr. Kim each deferred 100 percent of their cash compensation and Mr. Jones deferred 45 percent of his cash compensation.

(2)
Reflects the grant date market value, based on a closing price of $87.38 per share on January 14, 2022, of 1,859 RSUs granted to all Trustees on January 14, 2022, and which vested on January 18, 2022. The number of RSUs granted to each Trustee was determined in accordance with the provisions set forth on the preceding page. The current non-employee Trustees held the following aggregate number of RSUs received as stock compensation, including dividend equivalents, at December 31, 2022: Ms. Cleveland: 63,746; Mr. DiStasio: 25,926; Mr. Doyle: 25,926; Ms. Forry: 7,863; Mr. Jones: 5,288; Mr. Kim: 10,771; Mr. Leibler: 25,926; Mr. Long: 7,262; Mr. Van Faasen: 18,841; and Ms. Williams: 20,763.

2023 Proxy Statement 35

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) provides information about our compensation principles, objectives, plans, policies and actions for our Named Executive Officers. The discussion describes the specific components used in our compensation programs and approach to executive compensation, how Eversource Energy measures performance, and how our compensation principles were applied to compensation awards and decisions that were made by the Compensation Committee for our Named Executive Officers, as presented in the tables and narratives that follow. While this discussion focuses primarily on 2022 information, it also addresses decisions that were made in prior periods to the extent that these decisions are relevant to the full understanding of our compensation programs and the decisions that were made regarding 2022 performance. The CD&A also contains an assessment of performance measured against established 2022 goals and additional accomplishments, the compensation awards made by the Compensation Committee, and other information relating to our compensation programs, including:

➢
Summary of 2022 Accomplishments

➢
Pay for Performance Philosophy

➢
Executive Compensation Governance

➢
Named Executive Officers

➢
Overview of Our Compensation Program

➢
Market Analysis

➢
Mix of Compensation Elements

➢
Results of 2022 Say on Pay Vote

➢
Elements of 2022 Compensation

➢
Risk Analysis of Executive Compensation Program

➢
2022 Annual Incentive Program Assessment

➢
Long-Term Incentive Program

➢
Clawback, No Hedging and No Pledging Policies

➢
Share Ownership Guidelines and Retention Requirements

➢
Other Benefits

➢
Contractual Agreements

➢
Tax and Accounting Considerations

➢
Equity Grant Practices

➢
Compensation Committee Report

Summary of 2022 Accomplishments

2022 Financial and Operational Accomplishments
In 2022, we continued to outperform our peers in most financial metrics, demonstrate our leadership in ESG, and achieved the operational goals as set by the Committee, while continuing to safeguard our employees and customers. The following is a summary of some of our most important accomplishments in 2022:
•
FINANCIAL PERFORMANCE: 2022 GAAP earnings per share equaled $4.05 per share, and non-GAAP earnings per share equaled $4.09. Non-GAAP earnings excludes $5.0 million of certain charges described below and in Exhibit A.(1)

(1)
Non-GAAP EPS presented in this proxy statement excludes $0.04 per share relating to (1) the Columbia Gas acquisition and related transition costs in 2022 (2) charges in 2022 related to the acquisition and transition of New England Service Company and The Torrington Water Company and (3) charges in 2022 related to the strategic review of offshore wind. Eversource Energy uses this non-GAAP financial measure to more fully compare and explain 2022 earnings results without including the impact of these costs. Due to the effect of such costs on net income attributable to common shareholders, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy’s financial performance and provides additional information to readers in analyzing historical and future performance of the business. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy’s consolidated net income attributable to common shareholders. Please see Exhibit A on page 76.

36 2023 Proxy Statement

Compensation Discussion and Analysis
•
DIVIDENDS PAID: The Board of Trustees increased the annual dividend rate by 5.8 percent for 2022 to $2.55 per share, which exceeded the median dividend growth rate of 4.5 percent for the utilities that constitute the Edison Electric Institute Index (EEI Utility Index).

Common Share Dividends
$2.27
$2.41
$2.55
2020
2021
2022

•
SHAREHOLDER RETURN: Our Total Shareholder Return (TSR) in 2022 was -5.0 percent, compared to 1.2 percent for the EEI Index of 39 companies. While our performance in recent years has trailed the EEI Utility Index, we have continued to outperform the EEI Utility Index over the last five- and 10-year periods. This long-term performance ranks Eversource among the top 15 companies in the Index. An investment of $1,000 in our common shares for the 10-year period beginning January 1, 2013 was worth $2,925 on December 31, 2022, representing approximately a 193 percent total return. The following chart represents the comparative total shareholder returns for the periods ended December 31, 2022:

Total Shareholder Return	**2022**	**3-Year**	**5-Year**	**10-Year**
Eversource	**-5.0%**	**7.4%**	**53.5%**	**192.5%**
EEI 39-Company Index	1.2%	17.0%	52.6%	180.4%
S&P 500	-18.1%	24.8%	56.9%	226.6%

•
STRATEGIC INITIATIVES AND REGULATORY OUTCOMES: Eversource successfully advanced several strategic initiatives and produced positive regulatory outcomes during 2022. We made substantial progress advancing the offshore wind strategic review by launching the process with potential buyers, with an announcement anticipated in the second quarter of 2023. The Eversource Gas Company of Massachusetts’ integration and transition that followed the Columbia Gas asset purchase was completed ahead of schedule and below budget, exiting the 115 transition service functions. In October, our Aquarion Water subsidiary successfully completed the purchase of The Torrington Water Company, adding about 10,200 customers, and in November executed a purchase and sale agreement to acquire the Pinehills Water Company which will add about 2,700 customers upon closing, advancing our water customer growth initiative. NSTAR Electric’s rate case received a favorable order, including a rate increase of $64 million, a 9.8 percent return on equity, and approval of our Advanced Metering Infrastructure project with timely cost recovery, as well as a new mechanism for better timely recovery of all other capital investments. We filed with the Massachusetts Department of Public Utilities (MA DPU) a creative solution that allocates cost between Transmission, Distribution and Solar Developers needed to allow Renewable Distributed Energy Resources in Massachusetts to connect to the grid. The first of our six projects was approved by the MA DPU in December and we expect the remaining five projects to be approved in 2023. Lastly, in Massachusetts, the MA DPU issued an order supporting Eversource’s position that recent increases in property tax expense should be treated as “exogenous”, allowing for full recovery. The Federal Energy Regulatory Commission approved an innovative, cost-effective transmission support agreement between Eversource and the offshore wind project Park City Wind, enabling Eversource to integrate a necessary reliability project with that offshore wind interconnection investment, resulting in savings to customers. In New Hampshire, Eversource was successful with efforts to have the New Hampshire Public Utilities Commission (NHPUC) reinstate the Energy Efficiency Customer Program and also approved a $9 million step base rate increase. After two years of negotiations and regulatory processes, Eversource also received initial approval from the NHPUC allowing for the acquisition of the distribution pole plant owned by Consolidated Communications. We have implemented several emergency response enhancements, including the roll out of our new outage management and community portal systems, which were well received in Connecticut, Massachusetts, and New Hampshire. Our Connecticut line worker pipeline program also received great feedback, as well as our support of the Connecticut Governor and Attorney General in helping customers with the recent extraordinary energy supply price increases. The positive relationships we continue to have with our unions supported many of these successful initiatives.
•
RELIABILITY PERFORMANCE: Electric System Reliability, measured by months between interruptions, was top decile for our industry in 2022; customer power interruptions were on average 19.5 months apart, a performance that is top decile among our peers. Our recent Provincetown, Massachusetts battery storage project enables us to now help prevent outages which would otherwise affect approximately 11,000 customers.

2023 Proxy Statement 37

Compensation Discussion and Analysis

Reliability Performance

Months Between Interruptions

21.6
19.2
19.2
19.5
2019
2020
2021
2022

•
RESTORATION PERFORMANCE: The average system outage duration was 65.2 minutes, also top quartile in the utility industry for the fastest restoration time.

Restoration Performance
Average Time of Restoration – In Minutes
59.2
64.0
69.8
65.2
2019
2020
2021
2022

•
SAFETY: Our safety performance was 1.0, measured by days away, restricted or transferred (DART) per 100 workers, which continues to improve over 2021, 2020 and 2019 performance. In 2022, the Company used the DART-OSHA method of measurement for both the goal and 2022 results; 2019-2021 results shown in the graph below were converted to the DART-OSHA method. The strong partnerships that have been developed between Company management and the leadership of our unions continue to assist us in both helping to safeguard our employees and in advancing our business initiatives.

Safety Performance
Days Away Restricted Time (DART)
1.3
1.3
1.2
1.0
2019
2020
2021
2022

•
GAS EMERGENCY RESPONSE: On-time response to gas customer emergency calls was 97.8 percent, which continues to exceed mandated emergency response requirements.

Gas Emergency Response
Percentage of On-Time Responses
96.9%
97.3%
98.0%
97.8%
2019
2020
2021
2022

•
ENHANCE THE CUSTOMER EXPERIENCE: Significant success has been achieved enhancing our Customer Experience with go-live transition of Eversource Gas Company of Massachusetts’ Customer Information System (CIS) and new SCADA system with no system interruptions, while delivering exceptional employee and customer experience. The next phase of the CIS/OMNI implementation impacting our other Massachusetts operations has been launched. Our Advanced Metering Infrastructure Implementation Project was approved by the MA DPU in December. Our new Outage Management System and Analytics Platform went live in 2022 along with a Storm Restoration Dashboard for storm events incorporating input from town and state stakeholders, all of which enhance our Emergency Response capability and communication with customers, including improvements to the customer outage reporting function on our web page. Additional technologies were implemented to reduce cyber threats and we enhanced tools that increase customer password security standards. Fee free credit card transactions were also approved by the MA DPU for all electric and natural gas customers.

•
CLEAN ENERGY EXECUTION: We made significant progress to advance the siting of all three of our offshore wind projects (South Fork, Sunrise and Revolution Wind) at the federal and state levels, including achieving key permitting milestones and the installation of a critical duct bank system for the South Fork Wind Project. We continue to advance the development of our electric vehicle infrastructure in both Connecticut and Massachusetts, successfully executed our first Massachusetts Grid Modernization plan, and submitted our next round of plan investments for approval, including Advanced Metering Infrastructure. Our commitment to clean energy advanced with the completion of the Provincetown Battery Energy Storage

38 2023 Proxy Statement

Compensation Discussion and Analysis
system, as well as demonstrating industry leadership in the MA DPU’s Future of Gas Proceeding. We also executed our $596 million annual energy efficiency program, received MA DPU approval for our $1 billion new energy efficiency three-year program, and made solid progress in the Geothermal Pilot Program launched in the city of Framingham, Massachusetts. Phase 1 of the new Massachusetts Solar Program was filed with the MA DPU, and the Department also issued a constructive order on the next Grid Modernization phase. We announced our commitment to developing Science Based Emission Targets and continued to position our natural gas business for long-term success in many areas, including stakeholder engagement, geothermal pilot deployment, advancing RNG/hydrogen supply options, and other methane emission reductions. We also established an internal team to focus on obtaining federal funding for clean energy related investments in support of our customers. During 2022, Eversource, once again, received the ENERGY STAR™ Partner of the Year Sustained Excellence Award from the Environmental Protection Agency and U.S. Department of Energy.
2022 Sustainability/ESG
•
SUSTAINABILITY: In 2022, our strong environmental, social and governance performance produced numerous national and local awards and recognition. These honors are a result of our deep commitment to corporate responsibility, evidenced by the high ratings we continue to receive from leading sustainability raters. In 2022, we achieved our target range of 85 percent to 97 percent compared to our peer group assessed by two leading sustainability rating firms, with a combined end of-year ranking of 89.5 percent. We continue to engage with a strong cross-functional network throughout the Company to advance our sustainability strategy and drive performance that addresses the evolving expectations of our shareholders, customers, employees, regulators and the communities we serve.

We continued to take steps to mitigate climate change impacts through leading clean energy initiatives and ambitious greenhouse gas emission (GHG) reduction targets. Since 2019, we have been focused on the ambitious goal of achieving carbon neutrality in our Company operations by 2030. We continue to progress toward this goal by working with all areas of the company to reduce our Scope 1 and 2 GHG emissions to as close to zero as possible. For emissions that cannot be avoided, we are preparing to invest in qualified offsets. We reduced our carbon footprint by 13 percent from our 2018 base year through 2021 by executing our carbon reduction initiatives associated with fleet, electric line losses, SF6 gas used in electric switchgear, energy efficiency, and leak prone gas pipe replacements. Building on this strong foundation and looking beyond our own operational
GHG emissions, we committed to setting a science-based target, which we will work on with the Science Based Target Initiative, to validate as an acceptable emissions goal aiming to limit global warming to 1.5 degrees Celsius. This target will address GHG reductions related to procuring energy supply on behalf of our customers, our largest indirect Scope 3 emissions. We continue to support customers to reduce their impacts on the climate through solutions such as energy efficiency programs, providing access to more renewable energy options, and advancing electric vehicle infrastructures and energy storage capabilities.
To address physical and transitional impacts related to climate change and maintain resiliency across our system in the face of climate change, we continued to pursue the following actions:
•
Working with our regulators to gain approval for new programs that will help improve our system resiliency in response to climate change, including vegetation management, pole and wire strengthening, flood proofing, and other system hardening measures;

•
Implementing a grid modernization plan that will enhance our electric distribution infrastructure to improve resiliency and reliability and facilitate integration of distributed energy resources and electric vehicle infrastructure;

•
Focusing on improving the efficiency of our electric and natural gas distribution systems and preparing for the opportunities that clean energy advancements create;

•
Investigating emerging technologies such as energy storage and automation programs that improve reliability;

•
Implementing programs to address risks that may impact water availability and water quality;

•
Evaluating our natural gas system and exploring alternative, less carbon-intense technologies like renewable natural gas and geothermal systems;

•
Pursuing opportunities that meet evolving customer expectations, including investments in electric vehicle infrastructure and providing customers with ways to minimize their energy use.

•
DIVERSITY: In 2022, we sustained our successful drive to increase workforce diversity and build a talent pipeline. In 2022, 61.6 percent of our external hires were women and/or people of color, and 45.1 percent of external hires and internal promotions into leadership roles were women and/or people of color. We continued to support a multitude of programs and agencies that address racial and ethnic disparities in our customers’ communities and beyond. We also remain committed to developing a workforce that fully reflects the diversity of the people

2023 Proxy Statement 39

Compensation Discussion and Analysis
and communities we serve. Our hiring and talent practices emphasize diversity, equity, and inclusion (DE&I), and we encourage employees to embrace different people, perspectives, and experiences in our workplace and within our communities — regardless of their race, color, religion, national origin, ancestry, sex, gender identity, age, disability, marital status, sexual orientation, active military or veteran status.
Eversource is a signatory to the CEO Action for Inclusion Pledge to advance diversity, equity and inclusion in the workplace, as well as a member of the Paradigm for Parity coalition, committed to addressing gender parity. We offered a variety of programs, events, activities and discussions in 2022 focused on diversity, equity and inclusion, to provide employees with education and experiences to further emphasize messages of racial and social justice. We held listening sessions with our business resource group leaders, who provided valuable input to address concerns during an ever changing and challenging year. Our Racial Equity Task Force maintained its focus on increasing racial equity and social justice through the lens of talent management, inclusion, and support for our diverse communities, including increasing business with diverse suppliers. We held a highly-attended Day of Understanding virtual event to celebrate Juneteenth and followed up with discussions in business groups. We continued these conversations with quarterly discussions hosted by our senior leaders, all focused on advancing our DE&I goals.
In addition, we hosted monthly conversations in our Diversity and Inclusion multicultural book club and held signature learning events to celebrate Black History Month, Hispanic Heritage Month, and Asian American Month, focusing on the history, contributions, and current challenges of each group. We also continued our webinar series on employee resilience and self-care. An example of our commitment to promote equity and diversity in our communities is our investment in Girls With Impact, a business and leadership program that funds scholarships for under-resourced young women in Connecticut and Massachusetts. Our investment is valued at nearly $300,000 and will fund approximately 300 scholarships. In response to the continuing calls for racial, social and environmental justice, our Vice President of Corporate Citizenship, Equity, and Environmental Justice continued to lead a 15-member cross-functional pro-equity advisory team tasked with developing and implementing a strategy, guidelines, leadership toolkits, training materials and decision frameworks to promote equity in siting, customer-facing projects, procurement and philanthropy. This group developed and began to roll out justice and equity training to all employees in 2022. We also developed a full 2021 DE&I Report, which detailed our many DE&I initiatives, programs, goals, successes, challenges and progress to date that was released in 2022. To further our commitment of transparency, the report included our 2021 EEO-1 data.
•
EMPLOYEES: Eversource recognizes that our employees are our most valuable asset. We have developed strategic workplans as part of the annual business and workforce planning process to address immediate and long-range needs to ensure that we acquire, develop, and retain excellent talent. Virtual learning and development opportunities were provided in 2022 to employees, including the launch of a career management series and a new hire networking series with executive overviews. Interactive engagement and support tools were leveraged to promote remote worker effectiveness supporting the workforce with business, leadership, and technical knowledge. Employee development programs were aligned to the strategic workforce plan to support succession within all levels of the organization. Programs like the Growth Opportunities for Leadership Development Program provide development for recent college graduates and were expanded to include employees new to the utility industry. The Transmission Training, Engineering Development, and Transmission Cohort programs promoted educational and professional development opportunities for recent college graduates. Tuition assistance programs, paid internships, co-ops, and other pipeline development programs continued to ensure progress in future workforce technical skills and competencies. Targeted training, development and educational opportunities were offered to our high potential employees to ensure their continued growth and development as future leaders. Thought provoking stretch assignments, high impact cross-functional team memberships, senior management interaction and exposure, targeted coaching and feedback, and diverse learning experiences that promote interdependent thinking and embrace alternative perspectives, while building teamwork and collaboration, represent core components of our key talent development program.

Additionally, we leveraged educational partnerships within the diverse communities we serve in critical trade and technical areas and have developed proactive sourcing strategies to attract experienced workers in highly technical roles in areas like engineering, electric and gas operations, and energy efficiency. As part of this process, we added new college partnerships to increase our pipelines for diverse talent. Eversource also provides employees with fair pay, comprehensive benefits, and a variety of field and classroom training opportunities throughout their careers to support their ongoing success on the job.
The success of these programs, policies and opportunities is evidenced by our most current comprehensive employee survey, which saw strong participation of

40 2023 Proxy Statement

Compensation Discussion and Analysis
69 percent of the employee population and a high level of engagement, with an eight-point improvement in overall favorability.
•
AWARDS: We continued to receive numerous national awards in 2022 recognizing Eversource as a leader and catalyst in the areas of sustainability and ESG.

•
Newsweek magazine ranked Eversource as the #1 energy company in their 2023 list of the Most Responsible Companies. This listing determines the most responsible companies of 2022 based on their corporate social sustainability performance and reputation.

•
We were again ranked in the top 100 of America’s Most Just Companies for 2022 by Forbes/JUST Capital in partnership with CNBC. The listing recognizes corporate social responsibility and commitment to local communities and celebrates public companies for their positive impact and leadership on priorities such as ethical leadership, environmental impact, customer treatment, shareholder return, fair pay and benefits, and equal opportunity.

•
As You Sow named us a Top 10 Company on both their Racial Justice and DE&I scorecards.

•
We were again selected to be included in the Bloomberg Gender-Equality Index, which recognizes companies that have shown their commitment to advancing women’s equality in the workplace and transparency in gender reporting.

•
Eversource was recognized again by the U.S. Department of Labor as a HIRE Vets Medallion Award recipient for our commitment to recruiting, employing, and retaining veterans.

•
We were recognized as one of America’s “best employers for diversity” by Forbes magazine, which surveyed over 50,000 U.S. employees regarding age, gender, ethnicity, LGBTQA and diversity in their current workplace.

•
We were recognized as a finalist for the Healthiest Employer Program for our commitment to workplace wellness and exceptional health benefits.

•
We were again selected as a “most honored” company by Institutional Investor magazine for industry leading ESG, investor relations and multiple other categories as voted by institutional investors.

•
We were included in Barron’s 2022 Most Sustainable Companies list. Barron’s based its list on performance indicators that address environmental, social and governance matters.

Achievement of the 2022 performance goals, additional accomplishments and the Compensation Committee’s assessment of Company and executive performance are more fully described in the section below titled “2022 Annual Incentive Program Assessment.” Specific decisions regarding executive compensation based upon the Committee’s assessment of Company and executive performance and market data are also described below.

Pay for Performance Philosophy

The Compensation Committee links the compensation of our executive officers, including the Named Executive Officers, to performance that will ultimately benefit our customers, employees, shareholders and communities served. Our compensation program is intended to attract and retain the best executive talent in the industry, motivate our executives to meet or exceed specific stretch financial and operational goals each year, and compensate our executives in a manner that aligns compensation directly with performance. We strive to provide executives with base salary, performance-based annual incentive compensation, and performance-based long-term incentive compensation opportunities that are competitive with market practices and that reward excellent performance.

Executive Compensation Governance

What we DO:

✓
Focus on Pay for Performance.

✓
Maintain share ownership and holding guidelines.

✓
Utilize balanced incentive metrics including both absolute and relative measures.

✓
Deliver the majority of incentive compensation opportunity in long-term equity.

✓
Maintain double-trigger change in control vesting provisions.

✓
Hold Shareholder engagement meetings throughout the year between management and our shareholders that discuss executive compensation governance, our financial performance, ESG, climate change and sustainability, and overall corporate governance.

2023 Proxy Statement 41

Compensation Discussion and Analysis
✓
Maintain a broad financial and personal misconduct clawback policy relating to incentive compensation.

✓
Tie 75 percent of long-term incentive compensation to performance and grant 100 percent of long-term incentive compensation in equity.

✓
Engage an independent compensation consultant.

✓
Hold an annual Say-on-Pay vote.

✓
Impose payout limitations on incentive awards.

✓
Maintain limited executive and Trustee trading window.

What we DON’T do:

X
Include tax gross-ups in any new or materially amended executive compensation agreements.

X
Allow hedging, pledging or similar transactions by executives and Trustees.

X
Provide for liberal share recycling within long-term compensation grants.

X
Pay dividends on equity awards before vesting.

X
Allow for discounts or repricing of options or stock appreciation rights.

X
Grant change in control agreements (since 2010).

•
The executive share ownership and holding guidelines noted in this CD&A emphasize the importance of aligning management with shareholders. Under the share ownership guidelines, which require our Chief Executive Officer to hold shares equal to six times base salary, we also require our executives to hold 100 percent of the shares awarded under the Company’s stock compensation program until the share ownership guidelines have been met.
•
Our Incentive Plan includes a clawback provision that requires our executives and all other participants to reimburse the Company for incentive compensation received, not only if earnings are subsequently required to be restated as a result of noncompliance with accounting rules caused by fraud or misconduct, but also for a willful material violation of our Code of Business Conduct or significant breach of a material covenant in an employment agreement. The Plan also imposes limits on awards and on Trustee compensation and prohibits repricing of awards and liberal share recycling.

•
The Company prohibits gross ups in all new or materially amended executive compensation agreements.

•
The Company has a “no hedging and no pledging” policy that prohibits the purchase of financial instruments or otherwise entering into any transactions that are designed to have the effect of hedging or offsetting any decrease in the market value of our common shares.

•
Our employment agreements and incentive plan require a “double-trigger” following change in control to accelerate compensation.

Named Executive Officers

The executive officers listed in the Summary Compensation Table and whose compensation is discussed in this CD&A are referred to as the “Named Executive Officers” under SEC regulations. For 2022, the Named Executive Officers were:
•
Joseph R. Nolan, Jr., Chairman of the Board, President and Chief Executive Officer

•
John M. Moreira, Executive Vice President, Chief Financial Officer and Treasurer

•
Werner J. Schweiger, Executive Vice President and Chief Operating Officer

•
Gregory B. Butler, Executive Vice President and General Counsel

•
Christine M. Carmody, Executive Vice President-Human Resources and Information Technology

•
James J. Judge, Retired Executive Chairman of the Board

•
Philip J. Lembo, Retired Executive Vice President and Chief Financial Officer

Overview of Our Compensation Program

The Role of the Compensation Committee. The Board of Trustees has delegated to the Compensation Committee overall responsibility for establishing the compensation program for those senior executive officers, whom we refer to in this CD&A as “executives” and whom are deemed to be “executive officers” under the SEC’s regulations that determine the persons whose compensation is subject to disclosure. In this role, the Committee sets compensation policy and compensation levels, reviews and approves performance goals and evaluates executive performance. Although this CD&A refers principally to compensation for the Named Executive Officers, the same compensation

42 2023 Proxy Statement

Compensation Discussion and Analysis
principles and practices apply to all vice presidents and above. The compensation of the Chief Executive Officer is subject to the further review and approval of all of the independent Trustees.
Elements of Compensation. Total direct compensation consists of three elements: base salary, annual cash incentive awards, and long-term equity-based incentive awards. Indirect compensation is provided through certain retirement, perquisite, severance, and health and welfare benefit programs.
Our Compensation Objectives. The objectives of our compensation program are to attract and retain superior executive talent, motivate our executives to achieve annual and long-term performance goals set each year, and provide total compensation opportunities that are competitive with market practices. With respect to incentive compensation, the Committee believes it is important to balance short-term goals, such as producing earnings, with longer-term goals, such as long-term value creation for shareholders, maintaining a strong balance sheet, and being a leader in clean energy and sustainability. The Committee also places great emphasis on operating performance, customer service, safety, sustainability and workforce diversity. Our compensation program utilizes performance-based incentive compensation to reward individual and corporate performance and to align the interests of executives with Eversource Energy’s customers, employees, and shareholders. The Committee continually increases expectations to motivate our executives and employees to achieve continuous improvement in carrying out their responsibilities to our customers to deliver energy and water reliably, safely, mindful of the environment and employee well-being, and at a reasonable cost, while providing an above-average total return to our shareholders.
Setting Compensation Levels. To ensure that the Company achieves its goal of providing market-based total direct compensation levels to attract and retain top quality management, the Committee provides our executives with target compensation opportunities approximately equal to median compensation levels for executive officers of companies in the utility industry comparable to us in size. To achieve that goal, the Committee, and its independent compensation consultant work together to determine the market values of executive direct and indirect compensation elements by using competitive market compensation data.
The Committee reviews competitive compensation data obtained from utility and general industry surveys and a specific group of peer utility companies. Incumbent compensation levels may be set below the market median for those executives who are new to their roles, while long-tenured, high performing executives may be compensated above median. The review by Pay Governance performed in December 2022 indicated that the Company’s aggregate executive compensation levels continue to be aligned with median market rates.
Role of the Compensation Consultant. The Committee has retained Pay Governance as its independent compensation consultant. Pay Governance reports directly to the Committee and does not provide any other services to the Company. With the consent of the Committee, Pay Governance works cooperatively with the Company’s management to develop analyses and proposals for presentation to the Committee. The Committee generally relies on Pay Governance for peer group market data and information as to market practices and trends to assess the competitiveness of the compensation we pay to our executives and to review the Committee’s proposed compensation decisions.
Pay Governance Independence. In February 2023, the Committee assessed the independence of Pay Governance pursuant to SEC and NYSE rules, and concluded that it is independent and that no conflict of interest exists that would prevent Pay Governance from independently advising the Committee. In making this assessment, the Committee considered the independence factors enumerated in Rule 10C-1(b) under the Securities Exchange Act of 1934, as well as the written representations of Pay Governance that Pay Governance does not provide any other services to the Company, the level of fees received from the Company as a percentage of Pay Governance’s total revenues, the policies and procedures employed by Pay Governance to prevent conflicts of interest, and whether the individual Pay Governance advisers with whom the Committee consulted own any Eversource Energy common shares or have any business or personal relationships with members of the Committee or our executives.
Role of Management. Management’s roles, and specifically the roles of the Chief Executive Officer and the Executive Vice President-Human Resources and Information Technology, are to provide current compensation information to the compensation consultant and analyses and recommendations on executive compensation to the Committee based on the market value of the position, individual performance, experience and internal pay equity. The Chief Executive Officer also provides recommendations on the compensation for the other Named Executive Officers other than the Executive Chairman. None of the executives makes recommendations that affect their individual compensation.

2023 Proxy Statement 43

Compensation Discussion and Analysis
Market Analysis

The Compensation Committee seeks to provide our executives with target compensation opportunities using a range that is approximately equal to the median compensation levels for executive officers of utility companies comparable to the Company. Set forth below is a description of the sources of the compensation data used by the Committee when reviewing 2022 compensation:
•
Competitive Compensation Survey Data. The Committee reviews compensation information obtained from surveys of diverse groups of utility and general industry companies that represent our market for executive officer talent. Utility industry data serve as the primary reference point for benchmarking officer compensation and are based on a defined peer set, as discussed below, while general industry data are derived from compensation consultant surveys and serve as a secondary reference point. General industry data are used for staff positions and are size adjusted to ensure a close correlation between the market data and the Company’s scope of operations. The Committee references this information, which it obtains from Pay Governance, to evaluate and determine base salaries and incentive opportunities.
•
Peer Group Data. In support of our executive pay decisions, the Committee consulted with Pay Governance, which provided the Committee with a competitive assessment analysis of the Company’s executive compensation levels as compared to the 18 peer group companies listed in the table below. This peer group, which the Committee reviews annually, was chosen because these companies are similar to Eversource Energy in terms of size, business model and long-term strategies.

Alliant Energy Corporation	Dominion Energy, Inc.	Pinnacle West Capital Corporation
Ameren Corporation	DTE Energy Company	PPL Corporation
American Electric Power Co., Inc.	Edison International	Public Service Enterprise Group, Inc.
CenterPoint Energy, Inc.	Entergy Corporation	Sempra Energy
CMS Energy Corp.	FirstEnergy Corp.	WEC Energy Group, Inc.
Consolidated Edison, Inc.	NiSource, Inc.	Xcel Energy Inc.
The Committee adjusts the target percentages of annual and long-term incentives based on the survey data and recommendations from the Chief Executive Officer, after discussion with the compensation consultant, to ensure that they are approximately equal to competitive median levels.
The Committee periodically reviews the general market for supplemental benefits and perquisites using utility and general industry survey data, including data obtained from companies in the peer group.

Mix of Compensation Elements

We target the mix of compensation for our Chief Executive Officer and the other Named Executive Officers so that the percentages of each compensation element are approximately equal to the competitive median market mix. The mix is heavily weighted toward incentive compensation, and incentive compensation is heavily weighted toward performance-based long-term compensation. Since our most senior positions have the greatest responsibility for implementing our long-term business plans and strategies, a greater proportion of total compensation is based on performance with a long-term focus.
The Committee determines the compensation for each executive based on the relative authority, duties and responsibilities of the executive. Our Chief Executive Officer’s responsibilities for the strategic direction and daily operations and management of Eversource are greater than the duties and responsibilities of our other executives. As a result, our Chief Executive Officer’s compensation is higher than the compensation of our other executives. Assisted by the compensation consultant, the Committee regularly reviews market compensation data for executive officer positions similar to those held by our executives, including our Chief Executive Officer.

44 2023 Proxy Statement

Compensation Discussion and Analysis
The following table sets forth the contribution to 2022 Total Direct Compensation (TDC) of each element of compensation at target, reflected as a percentage of TDC, for the Named Executive Officers. The percentages shown in this table are at target and therefore do not correspond to the amounts appearing in the Summary Compensation Table.
	Percentage of TDC at Target
			Long-Term Incentive Program
Named Executive Officer (NEO)	Base Salary	Annual Incentive(1)	Performance Shares(1)	RSUs(2)	TDC
Joseph R. Nolan, Jr.	15%	17%	51%	17%	100%
John M. Moreira	25%	20%	41%	14%	100%
Werner J. Schweiger	25%	20%	41%	14%	100%
Gregory B. Butler	28%	20%	39%	13%	100%
Christine M. Carmody	28%	20%	39%	13%	100%
James J. Judge	15%	0%	64%	21%	100%
Philip J. Lembo	31%	0%	52%	17%	100%
NEO average, excluding CEO and retired Executive Chairman	27%	16%	42%	14%	100%
NEO Average, excluding CEO retired Executive Chairman and retired CFO	27%	20%	40%	14%	100%

(1)
The annual incentive compensation element and performance shares under the long-term incentive compensation element are performance-based.

(2)
Restricted Share Units (RSUs) vest in equal annual installments over three years contingent upon continued employment.

Results of Our 2022 Say-on-Pay Vote

We are requesting that shareholders cast the annual advisory vote on executive compensation (a Say-on-Pay proposal). At the Company’s Annual Meeting of Shareholders held on May 4, 2022, 92.27 percent of the votes cast on the Say-on-Pay proposal were voted to approve the 2021 compensation of the Named Executive Officers, as described in our 2022 proxy statement. Say-on-Pay results of the Company, along with utility and general industry peers, are reviewed by the Committee annually to help assess whether our shareholders continue to deem our executives’ compensation to be appropriate. The Committee has and will continue to consider the outcome of the Company’s Say-on-Pay votes when making future compensation decisions for the Named Executive Officers. Please see Item 2 in this proxy statement.

2023 Proxy Statement 45

Compensation Discussion and Analysis
Elements of 2022 Compensation

Base Salary
Base salary is designed to attract and retain key executives by providing an element of total compensation at levels competitive with those of other executives employed by companies of similar size and complexity in the utility and general industries. In establishing base salary, the Compensation Committee relies on compensation data obtained from independent third-party surveys of companies and from an industry peer group to ensure that the compensation opportunities we offer are capable of attracting and retaining executives with the experience and talent required to achieve our strategic objectives. Adjustments to base salaries are generally made on an annual basis except in instances of promotions.
When setting or adjusting base salaries, the Committee considers annual executive performance appraisals; market pay movement across industries (determined through market analysis); targeted market pay positioning for each executive; individual experience; strategic importance of a position; recommendations of the Chief Executive Officer; and internal pay equity.
Incentive Compensation
Annual incentive and long-term incentive compensation are provided under the Company’s Incentive Plan, which was approved by shareholders in 2018. The annual incentive program provides cash compensation intended to reward performance under our annual operating plan. The long-term stock-based incentive program is designed to reward demonstrated performance and leadership, motivate future performance, align the interests of the executives with those of our shareholders, and retain the executives during the term of grants. The annual and long-term programs are designed to strike a balance between the Company’s short- and long-term objectives so that the programs work in tandem.
In addition to the specific performance goals, the Committee assesses other factors, as well as the executives’ roles and individual performance, and then makes annual incentive program awards at the levels and amounts disclosed in this proxy statement.

Risk Analysis of Executive Compensation Program

The overall compensation program includes a mix of compensation elements ranging from a fixed base salary that is not at risk to annual and long-term incentive compensation programs intended to motivate executives and other eligible employees to achieve individual and corporate performance goals that reflect an appropriate level of risk. The fundamental objective of the compensation program is to foster the continued growth and success of our business. The design and implementation of the overall compensation program provide the Committee with opportunities throughout the year to assess risks within the compensation program that may have a material effect on the Company and our shareholders.
The Compensation Committee assesses the risks associated with the executive compensation program on an ongoing basis by reviewing the various elements of incentive compensation. The annual incentive program is designed to ensure an appropriate balance between individual and corporate goals, which were deemed appropriate and supportive of the Company’s annual business plan. Similarly, the long-term incentive program is designed to ensure that the performance metrics are properly weighted and supportive of the Company’s strategy. The Committee reviewed the overall compensation program in the context of risks identified in the annual operating plan. The annual and long-term incentive programs were designed to include mechanisms to mitigate risk. These mechanisms include realistic goal setting and discretion with respect to actual payments, in addition to:
•
A mix of annual and long-term performance awards to provide an appropriate balance of short- and long-term risk and reward horizon;

•
A variety of performance metrics, including financial, operational, customer service, ESG, diversity, safety and strategic goals and initiatives for annual performance awards to avoid excessive focus on a single measure of performance;

•
Metrics in the Company’s long-term incentive compensation program that use earnings per share growth and relative total shareholder return, which are both robust measures of shareholder value and which reduce the risk that employees might be encouraged to pursue other objectives that increase risk or reduce financial performance;

•
The provisions of our annual and long-term incentive programs, which cap awards at 200 percent of target;

•
Our expansive clawback provisions on incentive compensation, including clawback for material violations of our Code of Business Conduct; and

46 2023 Proxy Statement

Compensation Discussion and Analysis
•
Stock ownership requirements for all executives, including our NEOs, and prohibitions on hedging, pledging and other derivative transactions related to our shares.

Based on these factors, the Compensation Committee and the Board of Trustees believe the overall compensation program risks are mitigated to reduce overall compensation risk.

2022 Annual Incentive Program Assessment

In early February of 2022, the Committee established the terms of the 2022 Annual Incentive Program. As part of the overall program, and after consulting with Pay Governance, the Committee set target award levels for each of the Named Executive Officers that ranged from 70 percent to 125 percent of base salary.
At the February 2022 meeting, the Committee determined that for 2022 it would continue to base 70 percent of the annual incentive performance goals on the Company’s overall financial performance and 30 percent of the annual performance goals on the Company’s overall operational performance. The Committee also determined the specific goals that would be used to assess performance, with potential ratings on each goal ranging from zero percent to 200 percent of target. The Committee assigned weightings to each of the goals. For the financial component, the following goals were used: earnings per share, weighted at 60 percent, advancement of strategic growth initiatives and regulatory outcomes, weighted at 30 percent, and dividend growth, weighted at 10 percent. For the operational component, the Committee used the following goals: combined safety ratings, gas service response, diversity promotions and hires of leadership employee positions, and sustainability, customer and clean energy initiatives, weighted at 50 percent, service reliability weighted at 25 percent, and restoration of outages duration, weighted at 25 percent.
In establishing the individual annual performance goals, the Committee sets stretch goals for both the financial and operational components. Many of the goals use performance ranges, as opposed to threshold or target ranges, whereby the lower end of the performance range does not represent average or less compared to industry peers or other similar performance benchmarks, but requires performance that exceeds industry standards, peer performance and other benchmarks in order to be met, while achievement at the higher end of the range represents superior performance. Achieving performance of these stretch goals within the particular range will therefore justify an assessment beyond target.

2022 Performance Goals

At the December 2022 meeting of the Committee, management provided an initial review of the Company’s 2022 performance, followed in February 2023 by a full assessment of the performance goals, the additional accomplishments noted below under the caption “Additional Factors” and the overall performance of the Company and the executives. In addition to these meetings, the Committee and the Board were provided updates during 2022 on corporate performance. At the February 1,
2023 meeting, the Committee determined, based on its assessment of the financial and operational performance goals and the other factors noted above, to set the level of achievement of combined financial and operational performance goals results at 164 percent, reflecting the strong performance of the Company and the executive team in executing the Company’s Operating Plan. In arriving at this determination, the Committee determined that the weighted financial performance goals result was

2023 Proxy Statement 47

Compensation Discussion and Analysis
118 percent and the weighted operational performance goals result was 46 percent. The Chief Executive Officer recommended to the Committee awards for the executives (other than himself) based on his assessment of each executive’s individual performance towards achievement of the performance goals and the additional accomplishments of the Company, together with each executive’s contributions to the overall performance of the Company. The actual awards determined by the Committee were also based on the same criteria.
Financial Performance Goals Assessment
•
FINANCIAL PERFORMANCE: Our non-GAAP earnings per share in 2022 of $4.09, which excludes the adjustment to earnings as described in Exhibit A, increased by 6.0 percent when compared to non-GAAP adjusted earnings per share in 2021, and exceeded the established goal of $4.06. The Company was able to achieve this goal through effective management of the 2022 Operating Plan on a day-by-day basis, including execution of our $3.8 billion utility capital plan, and by overcoming several challenges to plan achievement, including higher than plan interest costs due to the number and scale of federal interest rate increases; higher O&M expenses caused primarily by the significant number and severity of storm events; higher employee-related costs; higher COVID-related bad debt expense; an unplanned contribution in Connecticut to help customers with the high cost of energy; and the financial and operational impacts of supply chain challenges. Please see Exhibit A, which provides detailed information of GAAP and non-GAAP financial information and the Committee’s determination with respect to the earnings per share goal. The Committee determined the earnings per share goal to have attained a 170 percent performance result.

•
DIVIDEND GROWTH: We increased our annual dividend to $2.55 per share, a 5.8 percent increase from the prior year, significantly above the utility industry’s median dividend growth of 4.5 percent for the EEI Utility Index. The Committee determined this goal to have attained a 160 percent performance result.

•
STRATEGIC INITIATIVES AND REGULATORY OUTCOMES: Eversource successfully advanced several strategic initiatives and produced positive regulatory outcomes during 2022. We made substantial progress advancing the offshore wind strategic review announced in 2022 by launching the process with potential buyers, with an announcement anticipated in the second quarter of 2023. The Eversource Gas Company of Massachusetts integration and transition that followed the Columbia Gas asset purchase was completed ahead of schedule and below budget, exiting the 115 transition service functions. In October, our Aquarion Water subsidiary successfully completed the purchase of The Torrington Water Company, adding about 10,200 customers, and in November executed a purchase and sale agreement to acquire the Pinehills Water Company which will add about 2,700 customers upon closing, advancing our water customer growth initiative. NSTAR Electric’s rate case received a very favorable order, including a rate increase of $64 million, a 9.8 percent return on equity, and approval of our Advanced Metering Infrastructure project with timely cost recovery, an annual performance-based rate mechanism, as well as a new mechanism for better timely recovery of all other capital investments. We filed with the MA DPU a creative solution that allocates cost between Transmission, Distribution and Solar Developers needed to allow Renewable Distributed Energy Resources in Massachusetts to connect to the grid. Lastly, in Massachusetts, the MA DPU issued an order supporting Eversource’s position that recent increases in property tax expense should be treated as “exogenous”, allowing for full recovery. The Federal Energy Regulatory Commission approved an innovative, cost-effective transmission support agreement between Eversource and the offshore wind project, Park City Wind, enabling Eversource to integrate a necessary reliability project with the offshore wind interconnection investment, resulting in savings for customers. In New Hampshire, Eversource was successful with efforts to have the NHPUC reinstate the Energy Efficiency Customer Program and also approved a $9 million step base rate increase. After two years of negotiations and regulatory processes, Eversource received initial approval from the NHPUC allowing for the acquisition of the distribution pole plant owned by Consolidated

48 2023 Proxy Statement

Compensation Discussion and Analysis
Communications. We have implemented several emergency response enhancements, including the roll out of our new outage management and community portal systems, which were well received in Connecticut, Massachusetts, and New Hampshire. In addition, our Connecticut line worker pipeline program also received great feedback, as well as our support of the Connecticut Governor and Attorney General in helping customers with the recent extraordinary energy supply price increases. The Committee determined this goal to have attained a 170 percent performance result.
Operational Performance Goals Assessment
•
RELIABILITY PERFORMANCE: Electric System Reliability, measured by months between interruptions, was top decile in our industry in 2022; customer power interruptions were on average 19.5 months apart. The Committee determined this goal to have attained a 175 percent performance result.

•
RESTORATION PERFORMANCE: The average system outage duration was 65.2 minutes, which was in the top quartile of the utility industry for the fastest restoration time. The Committee determined this goal to have attained a 170 percent performance result.

•
SAFETY: Our safety performance was 1.0, measured by days away, restricted or transferred (DART) per 100 workers, which met the stated goal and continues to improve over 2021, 2020 and 2019 performance. In 2022, the Company used the DART-OSHA method of measurement for both the goal and 2022 results; 2019-2021 results shown in the graph below were converted to the DART-OSHA results method. The strong partnerships that have been developed between Company management and the leadership of our unions continue to assist us in both helping safeguard our employees and in advancing our business initiatives. The Committee determined this goal to be underperforming due to other considerations and to have attained a 50 percent performance result.
•
GAS EMERGENCY RESPONSE: On-time response to gas customer emergency calls was 97.8 percent, which continues to exceed mandated emergency response requirements. The Committee determined this goal to have attained a 175 percent performance result.

•
DIVERSE LEADERSHIP: We continued our successful drive to increase workforce diversity and build a diverse talent pipeline. In 2022, 61.6 percent of our external hires were women and/or people of color and 45.1 percent of external hires and internal promotions into leadership roles were women and/or people of color, slightly above the goal of 45 percent. The Committee determined this goal to have attained a 175 percent performance result.

•
SUSTAINABILITY: In 2022, we achieved our target range of 85 percent to 97 percent compared to the peer group assessed by two leading sustainability rating firms,

2023 Proxy Statement 49

Compensation Discussion and Analysis
with a combined end of-year ranking of 89.5 percent. In addition, our strong environmental, social and governance performance, including the advancement of our clean energy initiatives, resulted in numerous national and local awards and recognitions noted in this proxy statement. These honors are a result of our deep commitment to corporate responsibility, evidenced by the high ratings we receive from leading sustainability raters. We continue to engage with a strong cross-functional network throughout the business to advance our sustainability strategy and drive performance that addresses the evolving expectations of our shareholders, customers, employees, regulators and the communities we serve. We continued to position our gas business for long-term success in many areas, including stakeholder engagement, geothermal pilot deployment, advancing RNG/hydrogen supply options, and other methane emission reductions. The Committee determined this goal to have attained a 125 percent performance result.
•
ENHANCE THE CUSTOMER EXPERIENCE: We launched the next phase of our customer information and SCADA systems impacting our Massachusetts operations and launched the next phase of our OMNI customer information system. Our new Outage Management System and Analytics Platform went live in 2022 along with a Storm Restoration Dashboard for storm events incorporating input from town and state stakeholders, all of which enhance our emergency response capability and communication with customers. We also implemented additional technologies to reduce cyber threats, modified the View and Report Outage function with the web and enhanced tools that increase customer password security standards. The Committee determined this goal to have attained a 125 percent performance result.
•
CLEAN ENERGY EXECUTION: We made significant progress to advance the siting of all three of our offshore wind projects (South Fork, Sunrise and Revolution Wind) at the federal and state levels, including achieving key permitting milestones and the installation of a critical duct bank system for the South Fork Wind Project. We continue to advance the development of our electric vehicle infrastructure in both Connecticut and Massachusetts, successfully executed our first Massachusetts Grid Modernization plan, and submitted our next round of plan investments for approval, including Advanced Metering Infrastructure. Our commitment to clean energy advanced with the completion of the Provincetown Battery Energy Storage system, as well as demonstrating industry leadership in the MA DPU’s Future of Gas Proceeding. We also executed our $596 million annual energy efficiency program and received MA DPU approval for our $1 billion new energy efficiency three-year program and made solid progress in the Geothermal Pilot Program launched in the city of Framingham, Massachusetts. We announced our commitment to developing Science Based emission targets and continued to position our gas business for long-term success in many areas, including stakeholder engagement, and geothermal pilot deployment. The Committee determined this goal to have attained a 150 percent performance result.

50 2023 Proxy Statement

Compensation Discussion and Analysis
2022 Annual Incentive Program Performance Assessment

Financial Performance Goals
Category	2022 Goal	Company Performance	Assessment
Earnings Per Share	$4.06 earnings per share	Exceeded: Non-GAAP earnings per share, excluding costs noted on Exhibit A, equaled $4.09 per share, $0.03 ahead of plan, an increase of 6% over 2021 non-GAAP earnings per share and exceeding our peers’ average growth rate.	170%
Dividend Growth	Increase dividend beyond industry average	Achieved: Increased dividend to $2.55 per share, a $0.14 increase and 5.8% growth over 2021, exceeding the industry median of 4.5% and consistent with long range plan and management guidance.	160%
Strategic Growth Initiatives	Advancement of Key Strategic Projects and Regulatory Outcomes
Achieved: Successfully advanced several strategic initiatives and produced positive regulatory outcomes during 2022. Eversource Gas Company of Massachusetts integration and transition was completed ahead of schedule and below budget, exiting the 115 transition service functions. Advanced offshore wind strategic review by launching process with prospective buyers, with an announcement anticipated in the 2nd quarter of 2023. Aquarion Company successfully completed the purchase of Torrington Water Company, adding about 10,200 customers, and executed a purchase and sale agreement to acquire the Pinehills Water Company which will add about 2,700 customers upon closing, advancing our water customer growth initiative. NSTAR Electric’s distribution rate case was completed with constructive results, including a $64M rate increase and 9.8% return on equity. Filed with the MA DPU a creative solution that allocates cost between Transmission, Distribution and Solar Developers needed to allow Renewable Distributed Energy Resources in MA to connect to the grid; favorable decision on the first of six projects received. The FERC approved an innovative, cost effective transmission support agreement between Eversource and the offshore wind project, Park City Wind, enabling us to integrate a necessary reliability project, resulting in savings to customers. NHPUC reinstated EE Customer Program and approved a $9M rate increase.
			170%
Weightings = Earnings Per Share – 60%; Dividend Growth – 10%; Strategic Growth Initiatives – 30%
2023 Proxy Statement 51

Compensation Discussion and Analysis
Operational Performance Goals
Category	2023 Goal	Company Performance	Assessment
Reliability — Average Months Between Interruptions (MBI)	Achieve MBI of within 17.2 to 19.2 months	Exceeded: MBI = 19.5 months. At the top level of the performance goal’s range and in the top decile of the industry peer group.	175%
Average Restoration Duration (SAIDI)	Achieve SAIDI of 63 to 76 minutes	Achieved: SAIDI = 65.2 minutes. At the top level of the performance range, and in the top quartile of the industry group as measured by recognized industry standards.	170%
Safety Rate (Days Away Restricted Time (DART))	1.0 – 1.4 DART	Achieved: 1.0 DART — At the lower (good) end of the performance goal range; outperformed industry; despite these strong numeric results, the performance assessment was reduced in recognition of the death of an employee who ultimately succumbed to injuries incurred on the job.	50%
Gas Service Response	95% – 97% on time	Achieved: 97.8% — Performance above industry average, meeting or exceeding all regulatory requirements, and above the level of the performance goal range.	175%
Diverse Leadership	40% – 45% diverse hires or promotions of leadership level	Exceeded: 45.1% — 200 out of 443 of our promotions and hires were women and/or people of color and 61.6% of external hires were women and/or people of color.	175%
Sustainability Ranking	85th percentile — 97th percentile vs. US peer companies	Achieved: At 89.5th percentile, Eversource performance was first quartile; received numerous recognitions and awards acknowledging the Company’s sustainability excellence again in 2022.	125%
Enhance the Customer Experience	Continued enhancement and efficient execution of Emergency Response Plan, OMNI Customer Information System and new SCADA system and new OMS and analytics program
Achieved: Successful go-live transition of EGMA’s Customer Information System (CIS) and new SCADA system with no system interruptions, while delivering excellent employee and customer experience. Next phase of the OMNI CIS implementation impacting our other MA operations has been launched. Advanced Metering Infrastructure plan approved by the MA DPU. Outage Management System and Analytics Platform went live in 2022 along with a Storm Restoration Dashboard for storm events, incorporating input from town and state stakeholders, all of which enhance our Emergency Response capability and communication with customers. Additional technologies were implemented to reduce cyber threats. Modified the View and Report Outage function and enhanced tools that increase customer password security standards.
			125%
52 2023 Proxy Statement

Compensation Discussion and Analysis
Category	2023 Goal	Company Performance	Assessment
Clean Energy Execution	Successfully advance and execute clean energy initiatives
Achieved: Successfully advanced several additional clean energy initiatives, including the offshore wind ventures, completion of a critical duct bank installation on Long Island and receipt of key permits for all three projects. Advanced the electric vehicle infrastructure program development in CT and site installations in MA, advancing our clean energy leadership in New England. Completed Provincetown Battery Energy Storage system; Geothermal Pilot Program launched in the city of Framingham, MA; as well as demonstrating industry leadership in the MA DPU Future of Gas Proceeding. Phase I of the new MA solar program was filed with the MA DPU, while the MA DPU issued a favorable order on the next Grid Mod phase. Once again, we received the ENERGY STARTM Partner of the Year Sustained Excellence Award from the Environmental Protection Agency and U.S. Department of Energy. Advanced our clean energy leadership by announcing a commitment to developing “Science Based Targets” for cross-sector emission reductions.
150%
Weightings = Reliability – 25% Restoration – 25%; Safety, Gas Response, Diversity, Sustainability and Key Initiatives – 50%
Performance Goals Assessment
Financial Performance at 169% (weighted 70%)	118%
Operational Performance at 154% (weighted 30%)	46%
Overall Performance	164%
Additional Factors
The following important financial, strategic, environmental and customer-focused results were also considered by the Committee in assessing overall financial and operational performance:
•
Newsweek magazine ranked Eversource as the #1 energy company in their 2023 list of the Most Responsible Companies. This listing determines the most responsible companies of 2022 based on their corporate social sustainability performance and reputation.

•
We were again ranked in the top 100 of America’s Most Just Companies for 2022 by Forbes/JUST Capital in partnership with CNBC. The listing recognizes corporate social responsibility and commitment to local communities and celebrates public companies for their positive impact and leadership on priorities such as ethical leadership, environmental impact, customer treatment, shareholder return, fair pay and benefits, and equal opportunity.
•
Eversource was recognized again by the U.S. Department of Labor as a HIRE Vets Medallion Award recipient for our commitment to recruiting, employing, and retaining veterans.

•
As You Sow named us a Top 10 Company on both their Racial Justice and DE&I scorecards.

•
We were again selected to be included in the Bloomberg Gender-Equality Index, which recognizes companies that have shown their commitment to advancing women’s equality in the workplace and transparency in gender reporting.

•
We were recognized as one of America’s “best employers for diversity” by Forbes magazine, which surveyed over

2023 Proxy Statement 53

Compensation Discussion and Analysis
50,000 U.S. employees regarding age, gender, ethnicity, LGBTQA and diversity in their current workplace.
•
We were recognized as a finalist for the Healthiest Employer Program for our commitment to workplace wellness and exceptional health benefits.

•
We were again selected as a “most honored” company by Institutional Investor magazine for industry leading ESG, investor relations and multiple other categories as voted by institutional investors.

•
We were on Barron’s 2022 Most Sustainable Companies list. Barron’s based its list on performance indicators that address environmental, social and governance matters.

•
Our 2022 charitable giving totaled $15.8 million, including major event lead sponsorships for the Eversource Walk for Children’s Hospital of Boston, Eversource Walk and 5K Run for Easterseals New Hampshire, Mass General Cancer Center/Eversource Every Day Amazing Race, Eversource Hartford Marathon, Travelers Championship, and Special Olympics in Connecticut and New Hampshire.

Individual Executives’ Performance Factors Considered by the Committee
It is the Committee’s philosophy to provide incentives for Company executives to work together as a highly effective, integrated team to achieve or exceed the financial, operational, safety, customer, sustainability, strategic and diversity goals and objectives. The Committee also reviews and assesses individual executive performance. The Committee based the annual incentive payments on team performance and the Committee’s assessment of each executive’s individual performance in supporting the performance goals, additional achievements, and overall Company results. With respect to the Chief Executive Officer, the Committee and the independent Trustees assessed his performance. Based on the recommendations of the Chief Executive Officer as to executives other than himself, the Committee assessed the performance of the active Named Executive Officers and the Company to be excellent in totality and approved annual incentive program payments for the active Named Executive Officers noted in the Summary Compensation Table at levels that ranged from 149 percent to 185 percent of target. These payments reflected the individual and team contributions of those Named Executive Officers in achieving the goals and the additional accomplishments and the overall performance of the Company.
In determining Mr. Nolan’s annual incentive payment of $2,688,000, which was 166 percent of target, and which reflect his and the Company’s excellent 2022 performance, the Committee and the Board considered the totality of the Company’s success in accomplishing the goals set by the Committee and Mr. Nolan’s performance in leading the Company towards another very successful year financially, operationally, in the Company’s continuing successful efforts in all areas of ESG, and in overcoming several challenges resulting from substantial storm expenses, interest rate hikes and the impacts of inflation and supply chain issues.

2022 & 2021 Annual Incentive Program Awards

Named Executive Officer	2022 Award	2021 Award
Joseph R. Nolan, Jr.	$2,688,000	$2,250,000
John M. Moreira(1)	900,000	—
Werner J. Schweiger	1,050,000	1,000,000
Gregory B. Butler	720,000	700,000
Christine M. Carmody	720,000	650,000
James J. Judge(2)	—	2,246,000
Philip J. Lembo(3)	—	1,050,000

(1)
Mr. Moreira was not a Named Executive Officer in 2021.

(2)
Mr. Judge’s compensation as Executive Chairman set by the Compensation Committee in 2022 did not include an Annual Incentive Plan award for 2022.

(3)
Mr. Lembo retired during 2022 and was not eligible for an Annual Incentive Plan award for 2022.

Long-Term Incentive Program

Our long-term incentive program is intended primarily to focus on the Company’s longer-term strategic goals and to also help retain our executives. A new three-year program commences every year. Performance Shares are designed to reward long-term achievements as measured against pre-established performance measures. RSUs are designed to provide executives with an incentive to increase the value of the Company’s common shares in alignment with

54 2023 Proxy Statement

Compensation Discussion and Analysis
shareholder interests, while also serving as a retention component for executive talent. We believe these compensation elements create a focus on continued Company and share price growth to further align the interests of our executives with the interests of our shareholders.

Long-Term Incentive Program

25% RSUs
75% Performance Shares

Performance Share Grants
General
Performance Shares are designed to reward future financial performance, measured by long-term earnings growth and shareholder returns over a three-year performance period, therefore aligning executive compensation with performance. Performance Shares are granted as a target number of Eversource Energy common shares. The number of Performance Shares is determined by dividing the target grant value in dollars by the average daily closing prices of Eversource common shares on the New York Stock Exchange for the ten business days preceding the grant date and rounding to the nearest whole share. Until the end of the performance period, the value of dividends that would have been paid with respect to the Performance Shares had the Performance Shares been actual common shares are deemed to be invested in additional Performance Shares, which remain at risk and are not distributed until actual performance for the period is determined and vesting takes place.
Performance Shares under the 2022 – 2024, 2021 – 2023 and 2020 – 2022 Programs
For the 2022 – 2024 Program, the Committee determined it would continue to measure performance using:
(i) average diluted earnings per share growth (EPSG); and (ii) relative total shareholder return (TSR) measured against the performance of companies that comprise the EEI Index. As in previous years, the Committee selected EPSG and TSR as performance measures because the Committee continues to believe that they are generally recognized as the best indicators of overall corporate performance. The Committee considers it a best practice to use a combination of relative and absolute metrics, with absolute EPS growth serving as a key input to shareholder value and relative TSR serving as the output.
The number of Performance Shares awarded at the end of the three-year period ranges from zero percent to 200 percent of target, depending on EPSG and relative TSR performance as set forth in the performance matrices below. Performance Share grants are based on a percentage of annualized base salary at the time of the grant and are measured in dollars. The target number of shares under the 2022-2024 Program for our Named Executive Officers ranged from 135 percent to 368 percent of base salary. Vesting at 100 percent of target occurs at various combinations of EPSG and TSR performance as set forth in the charts that follow. In addition, the value of any performance shares that actually vest may increase or decrease over the vesting period based on the Company’s share price performance. The number of performance shares granted at target were approved as set forth in the table below. The Committee and the independent members of the Board determined the Performance Share grants for the Chief Executive Officer and the Executive Chairman. Based on input from the Chief Executive Officer, the Committee determined the Performance Share grants for each of the other executive officers, including the other Named Executive Officers. For all three programs, the Committee used the same performance measures of EPSG and TSR.
The performance matrices set forth below describe how the Performance Share payout was determined under the 2020 – 2022 Program and how the Performance Share payout will be determined under the 2021 – 2023 Program and the 2022 – 2024 Program. Three-year average EPSG is cross-referenced with the actual three-year TSR percentile to determine actual performance share payout as a percentage of target.

2023 Proxy Statement 55

Compensation Discussion and Analysis
2020 – 2022 Long-Term Incentive Program Performance Share Potential Payout
Three-Year Average EPS Growth
9.5%
8.5%
7.5%
6.5%
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
0.0%
Below 0%
Three-Year Relative Total Shareholder Return Percentiles
Below 10th	20th	30th	40th	50th	60th	70th	80th	90th	Above 90th
110%	120%	130%	140%	150%	160%	170%	180%	190%	200%
100%	110%	120%	130%	140%	150%	160%	170%	180%	190%
90%	100%	110%	120%	130%	140%	150%	160%	170%	180%
80%	90%	100%	110%	120%	130%	140%	150%	160%	170%
70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
60%	70%	80%	90%	100%	110%	120%	130%	140%	150%
40%	50%	70%	80%	90%	100%	110%	120%	130%	140%
20%	40%	60%	70%	80%	90%	100%	110%	120%	130%
—	10%	40%	60%	70%	80%	90%	100%	110%	120%
—	—	20%	30%	50%	70%	80%	90%	100%	110%
—	—	—	10%	20%	30%	40%	50%	70%	70%
—	—	—	—	10%	20%	30%	40%	50%	60%

2021 – 2023 and 2022 – 2024 Long-Term Incentive Program Performance Share Potential Payout
Three-Year Average EPS Growth
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Below 0%
Three-Year Relative Total Shareholder Return Percentiles
Below 10th	20th	30th	40th	50th	60th	70th	80th	90th	Above 90th
110%	120%	130%	140%	150%	160%	170%	180%	190%	200%
100%	110%	120%	130%	140%	150%	160%	170%	180%	190%
90%	100%	110%	120%	130%	140%	150%	160%	170%	180%
80%	90%	100%	110%	120%	130%	140%	150%	160%	170%
70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
60%	70%	80%	90%	100%	110%	120%	130%	140%	150%
40%	50%	70%	80%	90%	100%	110%	120%	130%	140%
20%	40%	60%	70%	80%	90%	100%	110%	120%	130%
—	10%	40%	60%	70%	80%	90%	100%	110%	120%
—	—	20%	30%	50%	60%	80%	80%	100%	110%
—	—	—	10%	20%	30%	40%	50%	60%	70%
—	—	—	—	10%	20%	30%	40%	50%	60%

2022 – 2024 Long-Term Incentive Program
Performance Share Grants at Target
Named Executive Officer	Performance Share Grant
Joseph R. Nolan, Jr.	54,871
John M. Moreira	2,911
Werner J. Schweiger	15,089
Gregory B. Butler	10,739
Christine M. Carmody	8,672
James J. Judge	47,556
Philp J. Lembo	14,111
Results of the 2020 – 2022 Performance Share Program
The 2020 – 2022 Program was completed on December 31, 2022. The actual performance level achieved under the
Program was a three-year average adjusted EPS growth of 5.8 percent and a three-year total shareholder return at the 45th percentile, which, when interpolated in accordance with the criteria established by the Committee, resulted in vesting performance share units at 108 percent of target.

56 2023 Proxy Statement

Compensation Discussion and Analysis
2020, 2021 and 2022 non-GAAP earnings per share, as described in Exhibit A, were the basis for performance level assessment determined by the Committee at its February 2020, 2021 and 2022 meetings. At its February 1, 2023 meeting, the Committee confirmed that the actual results achieved were calculated in accordance with established performance criteria. The number of Performance Shares awarded to the Named Executive Officers were approved as set forth in the table below.
2020 – 2022 Long-Term Incentive Program Performance Share Awards
Named Executive Officer	Performance Share Award
Joseph R. Nolan, Jr.	8,965
John M. Moreira	2,036
Werner J. Schweiger	10,870
Gregory B. Butler	7,739
Christine M. Carmody	6,250
James J. Judge	42,199
Philip J. Lembo	10,164
Restricted Share Units (RSUs)
General
Each RSU granted under the long-term incentive program entitles the holder to receive one common share at the time of vesting. All RSUs granted under the long-term incentive program vest in equal annual installments over three years. RSU holders are eligible to receive reinvested dividend units on outstanding RSUs held by them to the same extent that dividends are declared and paid on our common shares. Reinvested dividend equivalents are accounted for as additional RSUs that accrue and are distributed with the common shares issued upon vesting of the underlying RSUs. Common shares, including any additional common shares in respect of reinvested dividend equivalents, are not issued for any RSUs that do not vest.
The Committee determined RSU grants for each executive officer participating in the long-term incentive program. RSU grants are based on a percentage of annualized base salary at the time of the grant. In 2022, the percentage used for each Named Executive Officer was based on their position in the Company and ranged from 45 percent to 123 percent of base salary. The Committee reserves the right to increase or decrease the RSU grant from target for each executive officer under special circumstances. The Committee and all other independent members of the Board determined the RSU grants for the Chief Executive Officer and the Executive Chairman. Based on input from our Chief Executive Officer, the Committee determined the RSU grants for each of the other executive officers, including the other Named Executive Officers.
All RSUs are granted on the date of the Committee meeting at which they are approved. RSU grants are subsequently converted from a percent of salary into common share equivalents by dividing the value of each grant by the average closing price for our common shares over the ten trading days prior to the date of the grant. RSU grants at 100 percent of target were approved as set forth in the table below.

	RSU Grants
Named Executive Officer	2020	2021(1)	2022
Joseph R. Nolan, Jr.	7,616	3,944	18,290
John M. Moreira(2)	—	—	970
Werner J. Schweiger	9,235	4,782	5,030
Gregory B. Butler	6,575	3,404	3,580
Christine M. Carmody(3)	—	2,749	2,891
James J. Judge	35,849	18,566	15,852
Philip J. Lembo	8,635	4,472	4,704

(1)
Reflects change for 2021 to 75 percent Performance Shares/25 percent RSUs.

(2)
Mr. Moreira was not a Named Executive Officer in 2020 and 2021.

(3)
Ms. Carmody was not a Named Executive Officer in 2020.

Clawback Policy

If our earnings were to be restated as a result of noncompliance with accounting rules caused by fraud or misconduct, or if any plan participant engages in a willful material violation of our Code of Business Conduct or material corporate policy, or the breach of a material covenant in an employment agreement, as determined by the Board of Trustees, the participant will be required by our 2018 Incentive Plan to reimburse us for incentive compensation awards received by them for that year. Eversource is aware of recently enacted changes to the SEC clawback rules and will amend to revise its clawback policy over the next year to be in compliance with the new rules.

2023 Proxy Statement 57

Compensation Discussion and Analysis
No Hedging and No Pledging Policy

We have a long-standing policy prohibiting the purchase of any financial instruments or otherwise entering into transactions designed to have the effect of hedging or offsetting any decrease in the value of our common shares or other equity securities of the Company or its subsidiaries by our Trustees and executives, including exchange-traded options to purchase or sell securities of the Company (so-called “puts” and “calls”) or financial instruments that are designed to hedge or offset any decrease in the market value of securities of the Company
(including, but not limited to, prepaid variable forward contracts, equity swaps, collars and exchange funds). This policy also prohibits short sales, the holding of any Company common shares in a margin account, borrowing shares, selling future securities that establish a position that increases in value as the value of the Company’s stock decreases, or pledging the Company’s common shares. The policy applies to Trustees and executives but not to non-executives and does not apply to broad-based index funds or similar transactions.

Share Ownership Guidelines and Retention Requirements

The Committee has approved share ownership guidelines to further emphasize the importance of share ownership by our officers. As indicated in the table below, the guidelines call for the Chief Executive Officer to own common shares equal to six times base salary, executive vice presidents to own a number of common shares equal to three times base salary, senior vice presidents to own common shares equal to two times base salary, and all other officers to own a number of common shares equal to one to one and one-half times base salary. Officers and Trustees may only transact in Eversource Energy common shares during approved trading windows and are subject to continuing compliance with our share ownership guidelines.
Executive Officer	Base Salary Multiple
Chief Executive Officer	6
Executive Vice Presidents	3
Operating Company Presidents/ Senior Vice Presidents	2
Vice Presidents	1-1.5
We require that our officers attain these ownership levels within five years after promotion. All of our officers, including the Named Executive Officers, have either satisfied the share ownership guidelines or are expected to satisfy them within the applicable timeframe. Common shares, whether held of record, in street name, or in individual 401(k) accounts, and RSUs satisfy the ownership requirements. Unvested performance shares do not count toward satisfying the ownership guidelines. In addition to the share ownership guidelines noted above, all officers must hold the net shares awarded under the Company’s incentive compensation plan until the share ownership guidelines have been met.

Other Benefits

Retirement Benefits
The Company provides a qualified defined benefit pension program for certain officers, which is a final average pay program subject to tax code limits. Because of such limits, we also maintain a supplemental non-qualified pension program. Benefits are based on base salary and certain incentive payments, which is consistent with the goal of providing a retirement benefit that replaces a percentage of pre-retirement income. The supplemental program compensates for benefits barred by tax code limits, and generally provides (together with the qualified pension program) benefits equal to approximately 60 percent of pre-retirement compensation (approximately 50 percent of such compensation for Mr. Butler). The supplemental program was discontinued in 2012 for newly elected officers.
For certain participants, the benefits payable under the Supplemental Non-Qualified Pension Program differ from those described above. The program benefit payable to Mr. Schweiger is fully vested and is further reduced by benefits he is entitled to receive under previous employers’ retirement plans.

58 2023 Proxy Statement

Compensation Discussion and Analysis
Also see the narrative accompanying the “Pension Benefits” table and accompanying notes for more detail on the above program.
401(k) Benefits
The Company offers a qualified 401(k) program for all employees, including executives, subject to tax code limits. After applying these limits, the program provides a match of 50 percent of the first eight percent of eligible base salary, up to a maximum of $12,200 per year for Messrs. Nolan, Moreira, Schweiger, Judge, Lembo and Ms. Carmody. For Mr. Butler, the program provides a match of 100 percent of the first three percent of eligible base salary, up to a maximum of $9,150 per year.
Deferred Compensation
The Company offers a non-qualified deferred compensation program for our executives. In 2022, the program allowed deferral of up to 100 percent of base salary, annual incentives and long-term incentive awards. The program allows participants to select investment measures for deferrals based on an array of deemed investment options (including certain mutual funds and publicly traded securities).
See the Non-Qualified Deferred Compensation Table and accompanying notes for additional details on the above program.
Perquisites
The Company provides executives with limited financial planning benefits, vehicle leasing and access to tickets to sporting events. The current level of perquisites does not factor into decisions on total compensation.

Contractual Agreements

We currently maintain contractual agreements with all of our Named Executive Officers that provide for potential compensation in the event of certain terminations, including termination following a Change in Control. These agreements were made to attract and retain high quality executives and to ensure executive focus on Company business during the period leading up to a potential Change in Control, though we have not entered into a Change in Control or employment agreement with those NEOs who were elected to executive positions after 2010. The agreements are “double-trigger” agreements that provide executives with compensation in the event of a Change in Control followed by termination of employment due to one or more of the events set forth in the agreements, while still providing an incentive to remain employed with the Company for the transition period that follows.
Under the agreements, certain compensation is generally payable if, during the applicable change in control period, the executive is involuntarily terminated (other than for cause) or terminates employment for “good reason.” These agreements are described more fully in the Tables following this CD&A under “Payments Upon Termination.”

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code precludes a public company from taking an income tax deduction in any one year for compensation in excess of $1 million payable to its named executive officers who are employed on the last day of the fiscal year, unless certain specific performance goals are satisfied. Until January 1, 2018, there was an exception to the $1 million limitation for performance-based compensation meeting certain requirements. This exception was repealed, effective for taxable years beginning after December 31, 2017 and the limitation on deductibility generally was expanded to include all Named Executive Officers. As a result, compensation paid to the Named Executive Officers in excess of $1 million per officer will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of and not modified after November 2, 2017.
The Committee believes that the availability of a tax deduction for forms of compensation should be one of many factors taken into consideration of providing market-based compensation to attract and retain highly qualified executives. The Committee believes it is in the Company’s best interests to retain discretion to make compensation awards, whether or not deductible.
The Company has adopted the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Compensation-Stock Compensation. In general, the Company and the Committee do not consider accounting considerations in structuring compensation arrangements.

2023 Proxy Statement 59

Compensation Discussion and Analysis
Equity Grant Practices

Equity awards noted in the compensation tables are made annually at the February meeting of the Compensation Committee (subject to further approval by all of the independent members of the Board of Trustees of the Chief Executive Officer’s and Executive Chairman’s award) when the Committee also determines base salary, annual incentive opportunities, long-term incentive compensation grants, and annual and long-term performance plan awards. The date of this meeting is chosen at least a year in advance, and therefore awards are not coordinated with the release of material non-public information.

Compensation Committee Report

The Compensation Committee of the Board of Trustees has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of the SEC’s Regulation S-K with management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Trustees that the Compensation Discussion and Analysis be included in the 2023 proxy statement and our 2022 Annual Report on Form 10-K.
The Compensation Committee
William C. Van Faasen, Chair
James S. DiStasio
Francis A. Doyle
John Y. Kim
David H. Long
February 13, 2023

60 2023 Proxy Statement

Executive Compensation
SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by our principal executive officer (Mr. Nolan), our principal financial officer (Mr. Moreira), the three other most highly compensated executive officers in 2022, Mr. Judge, who served as Executive Chairman of the Board until his retirement effective December 31, 2022, and Mr. Lembo, who served as principal financial officer for a portion of 2022, determined in accordance with the applicable SEC disclosure rules (collectively, the Named Executive Officers). As explained in the tables and footnotes below, the amounts reflect the economic benefit to each Named Executive Officer of the compensation item paid or accrued on their behalf for the fiscal year ended December 31, 2022 in accordance with such rules. All salaries, annual incentive amounts and long-term incentive amounts shown for each Named Executive Officer were paid for all services rendered to the Company and its subsidiaries, in all capacities.
Name and Principal Position	Year	Salary	Stock Awards(7)	Non-Equity Incentive Plan(8)	Change in Pension Value and Non-Qualified Deferred Earnings(9)	All Other Compensation(10)	SEC Total	Adjusted SEC Total(11)
Joseph R. Nolan, Jr.(1) Chairman, President and Chief Executive Officer	2022	1,273,078	6,825,923	2,688,000	2,143,443	28,690	12,959,134	10,815,691
	2021	1,004,424	1,441,650	2,250,000	1,705,782	65,222	6,467,078	4,761,292
	2020	630,962	1,419,699	850,000	2,134,658	18,921	5,054,240	2,919,582
John M. Moreira(2) Executive Vice President, Chief Financial Officer and Treasurer	2022	543,056	362,099	900,000	419,646	12,200	2,237,001	1,817,355
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
Werner J. Schweiger(3) Executive Vice President and Chief Operating Officer	2022	787,693	1,877,101	1,050,000	—	20,589	3,735,383	3,735,383
	2021	770,001	1,748,151	1,000,000	852,718	19,989	4,390,859	3,538,141
	2020	765,885	1,721,496	950,000	2,698,083	20,657	6,156,121	3,458,038
Gregory B. Butler Executive Vice President and General Counsel	2022	685,387	1,335,961	720,000	—	12,106	2,753,454	2,753,454
	2021	670,002	1,244,544	700,000	2,611,448	11,656	5,327,650	2,626,202
	2020	670,292	1,225,646	700,000	1,637,907	15,839	4,249,684	2,611,777
Christine M. Carmody(4) Executive Vice President-Human Resources and Info Technology	2022	553,808	1,078,826	720,000	—	20,583	2,373,218	2,373,218
	2021	541,001	1,005,122	650,000	645,323	19,983	2,861,492	2,216,106
	2020	—	—	—	—	—	—	—
James J. Judge(5) Retired Executive Chairman	2022	1,000,000	5,915,966	—	—	26,215	6,942,182	6,942,182
	2021	1,128,078	6,786,337	2,246,000	—	60,526	10,220,941	10,220,941
	2020	1,371,615	6,682,612	2,750,000	3,742,215	28,834	14,575,276	10,833,061
Philip J. Lembo(6) Retired Chief Financial Officer	2022	642,497	1,755,438	—	—	26,285	2,424,220	2,424,220
	2021	720,001	1,634,650	1,050,000	713,766	20,685	4,139,102	3,425,336
	2020	718,846	1,609,650	950,000	1,248,852	21,985	4,549,333	3,300,481

(1)
Mr. Nolan was elected Chairman of the Board effective January 1, 2023 and has served as President and Chief Executive Officer since May 5, 2021. He previously served as Executive Vice President — Strategy, Customer and Corporate Relations.

(2)
Mr. Moreira was not a Named Executive Officer in 2020 and 2021.

(3)
On March 14, 2023, the Company announced that Mr. Schweiger had advised the Company of his intention to retire effective July 1, 2023.

(4)
Ms. Carmody was not a Named Executive Officer in 2020.

(5)
Mr. Judge retired effective December 31, 2022. He transitioned to Executive Chairman of the Board effective as of the May 5, 2021 Board of Trustees meeting and previously served as Chairman of the Board, President and Chief Executive Officer.

(6)
Mr. Lembo transitioned to a non-executive role on May 4, 2022, and retired effective November 30, 2022.

(7)
RSUs were granted to each Named Executive Officer in 2022 as long-term compensation, which vest in equal annual installments over three years. Each of the Named Executive Officers was also granted performance shares as long-term incentive compensation. These performance shares will vest based on the extent to which the performance conditions described in the CD&A are achieved as of December 31, 2024. The grant date fair

2023 Proxy Statement 61

Executive Compensation
values for the performance shares, assuming achievement of the highest level of both performance conditions, are as follows: Mr. Nolan: $7,683,043; Mr. Moreira: $405,211; Mr. Schweiger: $2,100,389; Mr. Butler: $1,494,869; Ms. Carmody: $1,207,142; Mr. Judge: $6,619,795 and Mr. Lembo: $1,964,251.
Holders of RSUs and performance shares are eligible to receive dividend equivalent units on outstanding awards to the same extent that dividends are declared and paid on our common shares. Dividend equivalent units are accounted for as additional common shares that accrue and are distributed simultaneously with those common shares that are issued upon vesting of the underlying RSUs and performance shares. No dividends are paid unless and until the underlying shares vest.
(8)
Consists of payments to the Named Executive Officers under the 2022 Annual Incentive Program: Mr. Lembo retired during 2022 and was not eligible to receive an Annual Incentive Plan award for 2022. Mr. Judge’s 2022 compensation did not include an Annual Incentive Plan award for 2022.

(9)
Includes the actuarial increase in the present value from December 31, 2021 to December 31, 2022 of the Named Executive Officers’ accumulated benefits under all of our defined benefit pension programs and agreements, determined using interest rate and mortality rate assumptions consistent with those appearing in the footnotes to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Named Executive Officer may not be fully vested in such amounts. More information on this topic is set forth in the Pension Benefits table. There were no above-market earnings in deferred compensation value during 2022, as the terms of the Deferred Compensation Plan provide for market-based investments, including Eversource Energy common shares. Please see pages 65 and 67.

(10)
Includes matching contributions allocated by us to the accounts of Named Executive Officers under the 401k Plan as follows: $12,200 for each of Messrs. Nolan, Moreira, Schweiger, Judge, Lembo and Ms. Carmody, and $9,150 for Mr. Butler. For Mr. Nolan, the value shown includes financial planning services valued at $10,000; $4,085, representing the value in 2022 of a Company-owned vehicle provided to Mr. Nolan; and $2,405 for home security systems provided in accordance with the Company’s security protocols. For Mr. Judge, the value shown includes financial planning services valued at $5,500; $7,982, representing the value in 2022 of a Company-owned vehicle provided to Mr. Judge, and $533 for home security systems provided in accordance with the Company’s security protocols. For Mr. Lembo, the value shown includes financial planning services valued at $10,500; and $3,585, representing the value in 2022 of a Company-owned vehicle provided to Mr. Lembo. None of the other Named Executive Officers received perquisites valued in the aggregate in excess of $10,000.

(11)
The amounts in the Adjusted SEC Total column reflect an adjustment to the total compensation reported in the column marked SEC Total. The Adjusted SEC Total subtracts the actuarial change in pension value disclosed in the column titled “Change in Pension Value and Non-Qualified Deferred Earnings” as further described in footnote 8 above in order to reflect compensation earned during the year by the executive without consideration of pension benefit impacts. The amounts in this column differ from, and are not a substitute for, the amounts noted in the SEC Total.

62 2023 Proxy Statement

Executive Compensation
GRANTS OF PLAN-BASED AWARDS DURING 2022

The Grants of Plan-Based Awards Table below provides information on the range of potential payouts under all incentive plan awards during the fiscal year ended
December 31, 2022. The table also discloses the underlying equity awards and the grant date for equity-based awards. We have not granted any stock options since 2002.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joseph R. Nolan, Jr.
Annual Incentive(4)	02/02/22	$809,500	$1,619,000	$3,238,000	—	—	—	—	—
Long-Term Incentive(5)	02/02/22	—	—	—	—	54,871	109,742	18,290	$6,825,923
John M. Moreira
Annual Incentive(4)	02/02/22	250,000	500,000	1,000,000	—	—	—	—	—
Long-Term Incentive(5)	02/02/22	—	—	—	—	2,911	5,822	970	362,099
Werner J. Schweiger
Annual Incentive(4)	02/02/22	317,000	634,000	1,268,000	—	—	—	—	—
Long-Term Incentive(5)	02/02/22	—	—	—	—	15,089	30,178	5,030	1,877,101
Gregory B. Butler
Annual Incentive(4)	02/02/22	241,500	483,000	966,000	—	—	—	—	—
Long-Term Incentive(5)	02/02/22	—	—	—	—	10,739	21,478	3,580	1,335,961
Christine M. Carmody
Annual Incentive(4)	02/02/22	195,000	390,000	780,000	—	—	—	—	—
Long-Term Incentive(5)	02/02/22	—	—	—	—	8,672	17,344	2,891	1,078,826
James J. Judge
Annual Incentive	02/02/22	—	—	—	—	—	—	—	—
Long-Term Incentive(5)	02/02/22	—	—	—	—	47,556	98,112	15,852	5,915,966
Philip J. Lembo
Annual Incentive	02/02/22	—	—	—	—	—	—	—	—
Long-Term Incentive(5)	02/02/22	—	—	—	—	14,111	28,222	4,704	1,755,438

(1)
Reflects the number of performance shares granted to each of the Named Executive Officers on February 2, 2022 under the 2022 – 2024 Long-Term Incentive Program. Performance shares were granted subject to a three-year Performance Period that ends on December 31, 2024. At the end of the Performance Period, common shares will be awarded based on actual performance results as a percentage of target, subject to reduction for applicable payroll withholding taxes. Holders of performance shares are eligible to receive dividend equivalent units on outstanding performance shares awarded to them to the same extent that dividends are declared and paid on our common shares. Dividend equivalent units are accounted for as additional common shares that accrue and are distributed simultaneously with the number of common shares underlying the performance shares that are actually awarded. No dividends are paid unless and until the underlying shares vest. The Annual Incentive Program did not include an equity component.

(2)
Reflects the number of RSUs granted to each of the Named Executive Officers on February 2, 2022 under the 2022 – 2024 Long-Term Incentive Program. RSUs vest in equal installments on February 2, 2023, 2024 and 2025. We will distribute common shares with respect to vested RSUs on a one-for-one basis following vesting, after reduction for applicable payroll withholding taxes. Holders of RSUs are eligible to receive dividend equivalent units on outstanding RSUs awarded to them to the same extent that dividends are declared and paid on our common shares. Dividend equivalent units are accounted for as additional common shares that accrue and are distributed simultaneously with those common shares actually distributed in respect of the underlying RSUs. No dividends are paid unless and until the underlying shares vest.

(3)
Reflects the grant date fair value, determined in accordance with FASB ASC Topic 718, of RSUs and performance shares granted to the Named Executive Officers on February 2, 2022 under the 2022 – 2024 Long-Term Incentive Program.

(4)
The threshold payment under the Annual Incentive Program is 50 percent of target. The actual payments in 2023 for performance in 2022 are set forth in the Non-Equity Incentive Plan column of the Summary Compensation Table.

(5)
Reflects the range of potential payouts, if any, pursuant to performance share awards under the 2022 – 2024 Long-Term Incentive Program, as described in the CD&A.

2023 Proxy Statement 63

Executive Compensation
OUTSTANDING EQUITY GRANTS AT DECEMBER 31, 2022

The following table sets forth RSU and performance share grants outstanding at the end of our fiscal year ended
December 31, 2022 for each of the Named Executive Officers. There are no outstanding options.

	Stock Awards(1)
Name	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Joseph R. Nolan, Jr.	24,228	2,031,254	76,832	6,441,623
John M. Moreira	2,264	189,806	7,762	650,778
Werner J. Schweiger	11,833	992,038	40,530	3,398,016
Gregory B. Butler	8,423	706,205	28,852	2,418,915
Christine M. Carmody	6,802	570,267	23,300	1,953,481
James J. Judge	42,174	3,535,847	146,059	12,245,569
Philip J. Lembo	0	860,506	36,696	3,076,595

(1)
Awards and market values of awards appearing in the table and the accompanying notes have been rounded to whole units.

(2)
A total of 27,019 unvested RSUs vested on February 15, 2023 (Mr. Nolan: 10,368; Mr. Moreira: 1,278; Mr. Schweiger: 6,723; Mr. Butler: 4,786; Ms. Carmody: 3,864); A total of 16,037 unvested RSUs will vest on February 15, 2024 (Mr. Nolan: 7,622; Mr. Moreira: 655; Mr. Schweiger: 3,394; Mr. Butler: 2,415; Ms. Carmody: 1,951). A total of 10,493 unvested RSUs will vest on February 14, 2025 (Mr. Nolan: 6,238; Mr. Moreira: 331; Mr. Schweiger: 1,716; Mr. Butler: 1,222; Ms. Carmody: 986).

For Mr. Lembo, a total of 10,264 unvested RSUs vested upon his retirement and will be distributed on June 1, 2023. For Mr. Judge, all of these unvested RSUs vested upon his retirement and will be distributed on July 1, 2023.
(3)
The market value of RSUs is determined by multiplying the number of RSUs by $83.84, the closing price of Eversource Energy common shares on December 30, 2022, the last trading day of the year.

(4)
Reflects the target payout level for performance shares granted under the 2020 – 2022 Program, the 2021 – 2023 Program and the 2022 – 2024 Program.

The performance period for the 2020 – 2022 Program ended on December 31, 2022. Awards under that program are set forth in the CD&A under the “Results of the 2020 – 2022 Performance Share Program.”
The performance share awards for 2021 – 2023 Program and the 2022 – 2024 Program will be based on actual performance results as a percentage of target, subject to reduction for applicable payroll withholding taxes. As described more fully under “Performance Shares” in the CD&A and footnote (1) to the Grants of Plan-Based Awards table, performance shares will vest following a three-year performance period based on the extent to which the two performance conditions are achieved. Under the 2021 – 2023 Program, a total of 49,904 performance shares (including accrued dividend equivalents) will vest based on the extent to which the two performance conditions described in the CD&A are achieved as of December 31, 2023. Assuming achievement of these conditions at a target level of performance, the amount of the awards would be as follows: Mr. Nolan: 12,454; Mr. Moreira: 2,912; Mr. Schweiger: 15,102; Mr. Butler: 10,752; and Ms. Carmody: 8,684. Under the 2022 – 2024 Program, a total of 10,493 performance shares (including accrued dividend equivalents) will vest based on the extent to which the two performance conditions described in the CD&A are achieved as of December 31, 2024. Assuming achievement of these conditions at a target level of performance, the amount of the awards would be as follows: Mr. Nolan: 56,140; Mr. Moreira: 2,978; Mr. Schweiger: 15,438; Mr. Butler: 10,987; and Ms. Carmody: 8,873.
(5)
The market value is determined by multiplying the number of performance shares in the adjacent column by $83.84, the closing price of Eversource Energy common shares on December 30, 2022, the last trading day of the year.

64 2023 Proxy Statement

Executive Compensation
OPTION EXERCISES AND STOCK VESTED IN 2022

The following table reports amounts realized on equity compensation that vested during the fiscal year ended December 31, 2022. The Stock Awards columns report the vesting of RSU and performance share grants to the
Named Executive Officers in 2022. There were no options exercised as the Company has not granted options since 2002.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting(2)
Joseph R. Nolan, Jr.	19,714	$1,588,275
John M. Moreira	5,519	444,229
Werner J. Schweiger	25,673	2,067,601
Gregory B. Butler	20,612	1,659,093
Christine M. Carmody	16,650	1,340,151
James J. Judge	114,120	9,185,060
Philip J. Lembo	25,354	2,041,421

(1)
Includes RSUs and performance shares granted to our Named Executive Officers under our long-term incentive programs, including dividend reinvestment, as follows:

Name	2019 Program	2020 Program	2021 Program
Joseph R. Nolan, Jr.	15,678	2,684	1,352
John M. Moreira	4,593	610	316
Werner J. Schweiger	20,779	3,254	1,640
Gregory B. Butler	17,128	2,318	1,167
Christine M. Carmody	13,836	1,871	942
James J. Judge	95,119	12,634	6,366
Philip J. Lembo	20,779	3,043	1,533
In all cases, we reduce the distribution of common shares by that number of shares valued in an amount sufficient to satisfy payroll tax withholding obligations.
(2)
Values realized on vesting of RSUs granted under the 2019 – 2021, 2020 – 2022 and 2021 – 2023 Programs were based on $82.81 per share, the closing price of Eversource Energy common shares on February 14, 2022. Values realized on vesting of performance shares granted under the 2019 – 2021 Program were based on $79.70 per share, the closing price of Eversource Energy common shares on February 23, 2022.

PENSION BENEFITS IN 2022

The Pension Benefits Table shows the estimated present value of accumulated retirement benefits payable to each Named Executive Officer upon retirement based on the assumptions described below. The table distinguishes between benefits available under the qualified pension plan program (QP), the supplemental pension program (SERP), and the supplemental pension (Excess). See the narrative above in the CD&A under the captions “Other Benefits — Retirement Benefits” and “Contractual Agreements” for additional information on benefits under these plans and our agreements.
The values shown in the Pension Benefits Table for Messrs. Nolan, Moreira, Schweiger, Judge and Lembo and
Ms. Carmody were calculated as of December 31, 2022 based on benefit payments in the form of a lump sum. For Mr. Butler, we assumed a payment of benefits in the form of a contingent annuitant option. Such earned pension program benefit value could otherwise have changed because of the reduction in mortality factors and potentially rising interest rates.
The values shown in this Table for the Named Executive Officers were based on benefit payments on the actual ages or the earliest possible ages for retirement with unreduced benefits for the Named Executive Officers: Mr. Nolan: age 62, Mr. Moreira: age 62, Mr. Schweiger: age 55,

2023 Proxy Statement 65

Executive Compensation
Mr. Butler: age 62, Ms. Carmody: age 62, Mr. Judge: age 60 and Mr. Lembo: age 62.
In addition, we determined benefits under the qualified pension program using tax code limits in effect on December 31, 2022. For Messrs. Nolan, Moreira, Schweiger, Judge and Lembo, and Ms. Carmody, the values shown reflect actual 2022 salary and annual incentives earned in 2022 but paid in 2023 (per applicable supplemental program rules). For Mr. Butler, the values shown reflect actual 2022 salary and annual incentives earned in 2022 but paid in 2023 (per applicable supplemental program rules).
We determined the present value of benefits at retirement age using the discount rate within a range of 5.16 percent to 5.17 percent under ASC 715-30 pension accounting for the 2022 fiscal year end measurement as of December 31, 2022. This present value assumes no pre-retirement mortality, turnover or disability. However, for the postretirement period beginning at retirement age, we used the 2022 IRS lump sum mortality table for Messrs. Nolan, Moreira, Schweiger, Judge and Lembo and Ms. Carmody. We used the RP2014 Employee Table Projected Generationally with Scale MP2020 for Mr. Butler. This new mortality table (as published by the Society of Actuaries in 2014) and projection scale were used by the Eversource Pension Plan for year-end 2022 financial disclosure. Additional assumptions appear in the footnotes to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Pension Benefits
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits	During Last Fiscal Year
Joseph R. Nolan, Jr.	Retirement Plan (QP)	37.42	$1,110,849	$—
	Supplemental Plan (Excess)	37.42	7,730,512	—
	Supplemental Plan (SERP)	20.00	7,111,910	—
John M. Moreira	Retirement Plan (QP)	22.67	773,402	—
	Supplemental Plan (Excess)	22.67	1,340,447	—
Werner J. Schweiger	Retirement Plan (QP)	20.83	770,967	—
	Supplemental Plan (Excess)	20.83	3,901,275	—
	Supplemental Plan (SERP)	20.00	8,258,175	—
Gregory B. Butler	Retirement Plan (QP)	26.00	1,436,573	—
	Supplemental Plan (Excess)	26.00	6,296,128	—
	Supplemental Plan (Excess)	26.00	4,260,121	—
Christine M. Carmody	Retirement Plan (QP)	19.25	650,082	—
	Supplemental Plan (Excess)	19.25	1,990,139	—
	Supplemental Plan (SERP)	16.00	3,964,751	—
James J. Judge	Retirement Plan (QP)	45.33	3,258,612	—
	Supplemental Plan (Excess)	45.33	21,000,504	—
	Supplemental Plan (SERP)	20.00	5,106,343	—
Philip J. Lembo	Retirement Plan (QP)	39.08	1,979,805	—
	Supplemental Plan (Excess)	39.08	21,906	—
	Supplemental Plan (Excess)	39.08	8,863,836	—
66 2023 Proxy Statement

Executive Compensation
NONQUALIFIED DEFERRED COMPENSATION IN 2022

The following table reports amounts contributed in 2022, together with aggregate earnings on contributions and withdrawals or distributions on contributions in 2022, under the Company’s deferred compensation program, along with aggregate balances on contributions. See the narrative above in the CD&A under the caption “Other Benefits — Deferred Compensation” for more detail on our non-qualified deferred compensation program.

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(1)
Joseph R. Nolan, Jr.	$—	$—	$-738,565	$—	$7,466,727
John M. Moreira	—	—	—	—	—
Werner J. Schweiger	—	—	-5,041,612	—	21,263,902
Gregory B. Butler	—	—	-2,567	—	29,310
Christine M. Carmody	—	—	-134,743	—	1,554,461
James J. Judge	—	—	-489,911	—	8,736,410
Philip J. Lembo	—	—	-350,036	—	1,736,907

(1)
Includes the total market value of deferred compensation program balances at December 31, 2022, plus the value of vested RSUs or other awards for which the distribution of common shares is currently deferred, based on $83.84, the closing price of our common shares on December 30, 2022, the last trading day of the year. The aggregate balances reflect a significant level of earnings on previously earned and deferred compensation.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The discussion and tables below show compensation payable to each Named Executive Officer who was employed on December 31, 2022 in the event of: (i) voluntary termination; (ii) involuntary not-for-cause termination; (iii) termination in the event of death or disability; and (iv) termination following a change in control. No amounts are payable in the event of a termination for cause. The amounts shown assume that each termination was effective as of December 31, 2022, the last business day of the fiscal year.
Generally, a “change in control” means a change in ownership or control effected through (i) the acquisition of 30 percent or more of the combined voting power of common shares or other voting securities (20 percent for Mr. Butler, excluding certain defined transactions); (ii) the acquisition of more than 50 percent of our common shares, excluding certain defined transactions (for Messrs. Nolan and Moreira and Ms. Carmody); (iii) a change in the majority of the Board of Trustees, unless approved by a majority of the incumbent Trustees; (iv) certain reorganizations, mergers or consolidations where substantially all of the persons who were the beneficial owners of the outstanding common shares immediately prior to such business combination do not beneficially own more than 50 percent of the voting power of the resulting business entity (excluding in certain cases defined transactions); and (v) complete liquidation or dissolution of the Company, or a sale or disposition of all or substantially all of the assets of the Company other than, for Mr. Butler, to an entity with respect to which following completion of the transaction more than 50 percent of common shares or other voting securities is then owned by all or substantially all of the persons who were the beneficial owners of common shares and other voting securities immediately prior to such transaction.
In the event of a change in control, the Named Executive Officers are generally entitled to receive compensation and benefits following either involuntary termination of employment without “cause” or voluntary termination of employment for “good reason” within the applicable period (generally two years following a change in control). The Compensation Committee believes that termination for good reason is conceptually the same as termination “without cause” and, in the absence of this provision, potential acquirers would have an incentive to constructively terminate executives to avoid paying severance. Termination for “cause” generally means termination due to a felony or certain other convictions; fraud, embezzlement, or theft in the course of employment; intentional, wrongful damage to Company property; gross misconduct or gross negligence in the course of employment or gross neglect of duties harmful to the Company; or a material breach of obligations under the agreement. “Good reason” for termination generally exists after assignment of duties inconsistent with executive’s position, a material reduction in compensation or benefits, a transfer more than 50 miles from the executive’s pre-change in control principal business

2023 Proxy Statement 67

Executive Compensation
location (or for Mr. Nolan, and Ms. Carmody, an involuntary transfer outside the greater Boston metropolitan area), or requiring business travel to a substantially greater extent than required prior to the change in control.
The summaries above do not purport to be complete and are qualified in their entirety by the actual terms and provisions of the agreements and plans, copies of which have been filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2022.
Payments Upon Termination
Regardless of the manner in which the employment of a Named Executive Officer terminates, the executive is entitled to receive certain amounts earned during the executive’s term of employment. Such amounts include:
•
Vested RSUs and certain other vested awards;

•
Amounts contributed and any vested matching contributions under the deferred compensation program;

•
Pay for unused vacation; and

•
Amounts accrued and vested under the pension/supplemental and 401k programs (except in the event of a termination for cause under the supplemental program).

The following table describes additional compensation payable to the Named Executive Officers in the event of voluntary termination, involuntary termination not for cause, termination in the event of death or disability and termination following a change in control. No benefits are provided in the event of termination for cause. See the section above captioned “Pension Benefits in 2022” for information about the pension program, supplemental program and other benefits, and the section captioned “Nonqualified Deferred Compensation in 2022.”

68 2023 Proxy Statement

Executive Compensation
POST EMPLOYMENT COMPENSATION PAYMENTS UPON TERMINATION
	Type of Payments	Voluntary Termination		Involuntary Termination Not for Cause		Termination Upon Death or Disability		Termination Following a Change in Control
Joseph R. Nolan, Jr.	Annual Incentives(1)	$	―	$	―	$	―	$1,619,000
	Performance Shares(2)		2,943,513		2,943,513		2,943,513	6,441,624
	RSUs(3)		799,681		799,681		799,681	2,031,254
	Special Retirement Benefit(4)		―		―		―	16,580,742
	Health and Welfare Benefits(5)		―		―		―	109,680
	Perquisites(6)		―		―		―	30,000
	Excise Tax and Gross-ups(7)		―		―		―	10,872,687
	Separation Payment for Liquidated Damages(8)		―		―		―	10,635,000
	Total		$3,743,195		$3,743,195		$3,743,195	$48,319,986
John M Moreira	Annual Incentives(1)	$	―	$	―	$	―	$500,000
	Performance Shares(2)		402,897		402,897		402,897	650,777
	RSUs(3)		98,557		98,557		98,557	189,806
	Total		$501,454		$501,454		$501,454	$1,340,583
Gregory B. Butler	Annual Incentives(1)	$	―	$	―	$	―	$483,000
	Performance Shares(2)		2,418,915		2,418,951		2,418,915	2,418,915
	RSUs(3)		681,637		681,637		681,637	706,204
	Health and Welfare Benefits(5)		―		47,287		―	70,931
	Perquisites(6)		―		11,000		―	16,500
	Separation Payments for Liquidated Damages(8)		―		1,173,000		―	1,173,000
	Separation for Non-Compete Agreement(9)		―		1,173,000		―	2,346,000
	Total		$3,100,552		$5,504,840		$3,100,552	$7,214,551
Christine M. Carmody	Annual Incentives(1)	$	―	$	―	$	―	$390,000
	Performance Shares(2)		1,214,833		1,214,833		1,214,833	1,953,481
	RSUs(3)		298,046		298,046		298,046	570,267
	Health and Welfare Benefits(5)		―		―		―	11,737
	Perquisites(6)		―		―		―	16,500
	Separation Payments for Liquidated Damages(8)		―		―		―	3,608,930
	Total		$1,512,879		$1,512,879		$1,512,879	$6,550,916

(1)
For Termination Following a Change in Control: Represents target 2022 annual incentive awards as described in the Grants of Plan Based Awards Table.

(2)
For Voluntary Termination and Involuntary Termination Not for Cause and Termination Upon Death or Disability for Mr. Butler: Represents 100 percent of performance share awards under the 2020 – 2022, 2021 – 2023 and 2022 – 2024 Long Term Incentive Program. For Voluntary Termination and Involuntary Termination Not For Cause, and Termination Upon Death or Disability for Messrs. Nolan and Moreira and Ms. Carmody: Represents 100 percent of the performance share awards under the 2020 – 2022 Long-Term Incentive Program, 67 percent of the performance share awards under the 2021 – 2023 Long-Term Incentive Program, and 33 percent of the performance share awards under the 2022 – 2024 Long-Term Incentive Program. The values were calculated by multiplying the number of RSUs by $83.84, the closing price of our common shares on December 30, 2022, the last trading day of the year. For Termination Following a Change in Control: Represents 100 percent of the performance share awards under each of the three Programs noted in the previous two sentences.

(3)
For Voluntary Termination and Involuntary Termination Not For Cause, and Termination Upon Death or Disability: Represents values of RSUs granted under our long-term incentive programs that, at year-end 2022, were unvested under applicable vesting schedules. Under these programs, RSUs vest pro rata based on credited service years and age at termination, and time worked during the vesting period. For all, the values were calculated by multiplying the number of RSUs by $83.84, the closing price of our common shares on December 30, 2022, the last trading day of the year. For Termination Following a Change in Control: Represents values of all RSUs granted under our long-term incentive programs that, at year-end 2022, were unvested under applicable vesting schedules, all of which vest in full.

2023 Proxy Statement 69

Executive Compensation
(4)
For Termination Following a Change in Control: Represents actuarial present values at year-end 2022 of amounts payable solely under employment agreements upon termination (which are in addition to amounts due under the pension program). For Mr. Nolan, pension benefits were calculated by adding three years of service. A lump sum of this benefit value is payable to Mr. Nolan. Pension amounts shown in the table are present values at year-end 2022 of benefits payable upon termination as described with respect to the Pension Benefits Table above.

(5)
The amount noted in the Involuntary Termination, Not for Cause: Represents for Mr. Butler the value of two years’ employer contributions toward active health, long-term disability, and life insurance benefits, plus a payment to offset any taxes thereon. For Termination Following a Change in Control: represents estimated Company cost at year-end 2022 (estimated by our consultants) of providing post-employment health and welfare benefits beyond those available to non-executives upon involuntary termination. The amounts shown in the table for Mr. Nolan and Ms. Carmody represent the value of three years continued health and welfare plan participation. The amounts shown in the table for Mr. Butler represent the value of three years’ employer contributions toward active health, long-term disability, and life insurance benefits, plus a payment to offset any taxes on the value of these benefits, less the value of one year of retiree health coverage at retiree rates.

(6)
The amount for Involuntary Termination, Not for Cause: Represents Company cost of reimbursing Mr. Butler for two years of financial planning and tax preparation fees. For Termination Following a Change in Control: Represents Company cost of reimbursing Messrs. Nolan and Butler and Ms. Carmody for three years of financial planning and tax preparation fees.

(7)
For Termination Following a Change in Control: Represents payments made to offset costs associated with certain excise taxes under Section 280G of the Internal Revenue Code. Executives may be subject to certain excise taxes under Section 280G if they receive payments and benefits related to a Termination Following a Change in Control that exceed specified Internal Revenue Service limits. Contractual agreements with the above executives provide for a grossed-up reimbursement of these excise taxes. The amounts in the table are based on the Section 280G excise tax rate of 20 percent, the statutory federal income tax withholding rate of 35 percent, the applicable state income tax rate, and the Medicare tax rate of 1.45 percent.

(8)
For Involuntary Termination, Not for Cause: Represents for Mr. Butler a severance payment (two-times the sum of base salary plus relevant annual incentive award) in addition to any non-compete agreement payment described above. For Termination Following a Change in Control: Represents severance payments in addition to any non-compete agreement payments described in the prior note. For Mr. Nolan and Ms. Carmody, this payment equals three-times the sum of base salary plus relevant annual incentive award (two-times the sum for Mr. Butler). Pursuant to Ms. Carmody’s agreement, the lump sum severance payment as provided under the agreement is limited to 2.99 times the sum of her most recent annual base salary and annual bonus during the period prior to the date of termination. These payments do not replace, offset or otherwise affect the calculation or payment of the annual incentive awards.

(9)
For Involuntary Termination, Not For Cause and Termination Following a Change in Control: Represents payments made under agreements or Company programs to Mr. Butler as consideration for agreement not to compete with the Company following termination of employment, equal to the sum of base salary plus relevant annual incentive award. These payments do not replace, offset or otherwise affect the calculation or payment of the annual incentive awards.

Payments to Named Executive Officers

Mr. Judge retired effective December 31, 2022. Mr. Judge will receive common shares in respect of RSUs granted under the 2020, 2021 and 2022 RSU programs on July 1, 2023, the scheduled distribution date. The estimated aggregate value of those common shares is $3,535,868, based on a price of $83.84 per common share, the closing price of Eversource’s common shares on December 30, 2022, the last trading day of 2022. Mr. Judge received common shares in respect of performance shares granted under the program that ended on December 31, 2022, on February 21, 2023, the scheduled distribution date. Common shares in respect of performance share awards under the programs ending on December 31, 2023 and December 31, 2024, will be finally determined and distributed in 2024 and 2025, respectively, under the terms of those programs. The estimated aggregate value of the performance shares is $9,008,715 based on a price of $83.84 per common share, the closing price of Eversource’s common shares on December 30, 2022, the last trading day of 2022.
Mr. Lembo retired effective November 30, 2022. Mr. Lembo will receive common shares in respect of RSUs granted under the 2020, 2021 and 2022 RSU programs on June 1, 2023, the scheduled distribution date. The estimated aggregate value of those common shares is $850,447, based on a price of $82.86 per common share, the closing price of Eversource’s common shares on November 30, 2022. Mr. Lembo received common shares in respect of performance shares granted under the program that ended on December 31, 2022, on February 21, 2023, the scheduled distribution date. Common shares in respect of performance share awards under the programs ending on December 31, 2023 and December 31, 2024, will be finally determined and distributed in 2024 and 2025, respectively, under the terms of those programs. The estimated aggregate value of the performance shares is $3,040,632, based on a price of $82.86 per common share, the closing price of Eversource’s common shares on November 30, 2022.
On March 14, 2023, the Company announced that Mr. Schweiger had advised the Company of his intention to retire effective July 1, 2023. Following his retirement, Mr. Schweiger will receive common shares in respect of RSUs granted under the 2021, 2022 and 2023 RSU programs on January 2, 2024, the scheduled distribution date. The estimated aggregate value of those common shares is $169,796, based on a price of $74.80 per common share, the closing price of Eversource’s common shares on

70 2023 Proxy Statement

Executive Compensation
March 13, 2023, the most recent practicable date. Mr. Schweiger received common shares in respect of performance shares granted under the program that ended on December 31, 2022, on February 21, 2023, the scheduled distribution date. Common shares in respect of performance share awards under the programs ending on December 31, 2023, December 31, 2024 and December 31,
2025, will be finally determined and distributed in 2024, 2025 and 2026, respectively, under the terms of those programs. The estimated aggregate value of the performance shares is $1,757,950, based on a price of $74.80 per common share, the closing price of Eversource’s common shares on March 13, 2023, the most recent practicable date.

Pay Ratio

Our Chief Executive Officer to median employee pay ratio is calculated pursuant to the requirements of Item 402(u) of Regulation S-K. We identify a new median employee each year. For 2022, we identified the median employee by reviewing the 2022 total cash compensation of all full-time employees, excluding our Chief Executive Officer, who were employed by the Company and its subsidiaries on December 31, 2022. In our assessment of median employee compensation, we annualized pay for those employees who commenced work during 2022. Otherwise, we did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees who were not employed by the Company at the end of 2022. We believe the use of total cash compensation for all employees is a consistently applied compensation measure, as the Company does not widely distribute annual equity awards to employees.
After identifying the median employee based on total cash compensation, we calculated the annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2022 Summary Compensation Table.
Mr. Nolan had 2022 total compensation of $12,959,134. Our median employee’s annual total compensation for 2022 was $136,254. Our 2022 Chief Executive Officer to median employee pay ratio is 95 to 1.

Pay Versus Performance

Pursuant to Item 402(v) of Regulation S-K, we are providing the following information regarding certain measures of the relationship between executive compensation and our financial performance for each of the last three completed calendar years. In determining the Compensation Actually Paid (CAP) to our NEOs, we make various adjustments to amounts that have been previously reported in the Summary Compensation Table (SCT) in previous years, as the SEC’s valuation methods for this section differ from those required in the SCT. Note that for our NEOs other than our principal executive officer (the PEO), compensation is reported as average compensation.
In the 2022 Annual Incentive Program Performance Assessment as well as the Long-Term Incentive Program sections of the CD&A, we describe all of the elements that have a direct connection to the Company’s financial performance and to the CAP of the Company’s PEO and the NEOs as a group (excluding the PEO). As the majority of total direct compensation is provided to our PEO and NEOs through long-term incentives, the Company’s stock price also has a direct relationship to the CAP.

							Value of Initial Fixed $100 Investment Based on
Fiscal Year	SCT Total PEO #1(1)	CAP PEO #1(1)	SCT Total PEO #2(1)	CAP PEO #2(1)	Average SCT Non-PEO NEOs(2)	CAP Non-PEO NEOs(2)	Company TSR(3)	Peer Group TSR(3)	Net Income	Company Selected Measure (EPS Non-GAAP)(4)
a	b	c	d	e	f	g	h	i	j	k
(2022)	12,959,134	10,858,066			3,410,910	2,951,647	107	117	1,404.9	4.09
(2021)	6,467,078	5,120,192	10,220,941	10,910,465	4,157,260	3,471,045	113	116	1,220.5	3.86
(2020)			14,575,276	14,062,876	5,002,344	3,960,432	105	99	1,205.2	3.64
2023 Proxy Statement 71

Executive Compensation
(1)
The PEOs for each year are as follows:

a.
2022 and 2021 — Joseph Nolan

b.
2020 and 2021 — James Judge. Mr. Nolan became the Company’s Chief Executive Officer on May 5, 2021

(2)
The Non-PEO NEOs for each year are as follows:

a.
2022 — John Moreira, Werner Schweiger, Gregory Butler, Christine Carmody, James Judge, and Philip Lembo

b.
2021 — Philip Lembo, Werner Schweiger, Gregory Butler, and Christine Carmody

c.
2020 — Philip Lembo, Werner Schweiger, Gregory Butler, and Joseph Nolan

(3)
The values disclosed in this TSR column represent the measurement period value of an investment of $100 in our units as of December 31, 2020, and then valued again on each of December 31, 2021 and December 31, 2022 as compared to the Edison Electric Institute (“EEI”) Index, as disclosed in our Annual Report on Form 10-K for fiscal year ended 2022 pursusant to Item 201(e) of Regulation S-K

(4)
Set forth in Footnote 1 on page 36 and Exhibit A to the CD&A is a full description of how non-GAAP EPS was determined. The Company believes non-GAAP EPS is a very important measure to investors and which is indicative of Company performance; accordingly, it represents a significant factor in determining both annual and long term executive compensation

To calculate CAP for our PEOs and Non-PEO NEOs in the table above, the following amounts were deducted and added to the values as reported in the SCT:
Fiscal Year	SCT Total PEO #1	Pension Deducted from SCT	Pension Service Value Added to SCT	Stock Awards Deducted from SCT	Fair Value of Equity Awards Granted during the Year and Remained Unvested at Year-End	Change in Fair Value of Unvested Equity Awards that Vested During the Year	Change in Fair Value of Unvested Equity Grants	CAP PEO #1
a	b	c	d	e	f	g	h	i
(2022)	12,959,134	-2,143,443	429,463	-6,825,923	6,749,195	-235,802	-74,557	10,858,066
(2021)	6,467,078	-1,705,782	336,850	-1,441,650	1,546,319	-201,335	118,712	5,120,192
Fiscal Year	SCT Total PEO #2	Pension Deducted from SCT	Pension Service Value Added to SCT	Stock Awards Deducted from SCT	Fair Value of Equity Awards Granted during the Year and Remained Unvested at Year-End	Change in Fair Value of Unvested Equity Awards that Vested During the Year	Change in Fair Value of Unvested Equity Grants	CAP PEO #2
a	b	c	d	e	f	g	h	i
(2021)	10,220,941	0	845,242	-6,786,337	7,279,051	-1,266,246	617,814	10,910,465
(2020)	14,575,276	-3,742,215	111,326	-6,682,612	6,707,152	2,047,648	1,046,301	14,062,876
Fiscal Year	Average SCT Non-PEO NEOs	Pension Deducted from SCT	Pension Service Value Added to SCT	Stock Awards Deducted from SCT	Fair Value of Equity Awards Granted during the Year and Remained Unvested at Year-End	Change in Fair Value of Unvested Equity Awards that Vested During the Year	Change in Fair Value of Unvested Equity Grants	Average CAP Non-PEO NEOs
a	b	c	d	e	f	g	h	i
(2022)	3,410,910	-69,941	162,780	-2,054,232	2,031,140	-419,104	-109,907	2,951,647
(2021)	4,157,260	-1,205,814	530,849	-1,408,117	1,510,350	-238,540	125,057	3,471,045
(2020)	5,002,344	-1,929,875	257,161	-1,494,123	1,499,609	422,302	203,013	3,960,432

(a)
The total pension benefit adjustments for each applicable year include the aggregate of two components: (i) the actuarially determined service cost for services rendered by the PEO and non-PEO NEOs during the applicable year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP

72 2023 Proxy Statement

Executive Compensation
Fiscal Year	Service Cost	Prior Service Cost	Total Pension Benefit Adjustments
a	b	c	d
PEO#1 (2022)	429,463	0	429,463
PEO#1 (2021)	336,850	0	336,850
PEO#2 (2021)	845,242	0	845,242
PEO#2 (2020)	111,326	0	111,326
Average Non-PEO NEO (2022)	162,780	0	162,780
Average Non-PEO NEO (2021)	530,849	0	530,849
Average Non-PEO NEO (2020)	257,161	0	257,161

(b)
For the periods covered, no individual equity awards were granted and vested in the same year, except as it relates to the 2022 awards to Mr. Lembo and Mr. Judge, who retired on November 30, 2022 and December 31, 2022, respectively, and no dividends or other earnings were paid on outstanding and unvested awards. The valuation assumptions used to calculate the fair values of performance shares reflect the probable outcome of the performance conditions as of the applicable measuring date (or actual performance results approved by the Compensation Committee as of the applicable vesting date). Outstanding RSUs accrue dividend equivalent units in the form of additional common shares that are not distributed unless and until the underlying award vests and becomes payable. The value of dividend equivalent units are reflected in the values set forth above

Analysis of the Information Presented in the Pay versus Performance Table

As set forth in the Overview of Our Compensation Program section of the CD&A, the Compensation Committee balances short-term goals with long-term goals, using performance-based incentive compensation to reward individual and team performance to align the interests of executives with shareholders, customers, and employees. Therefore, any single measure of Company performance for a particular period will not necessarily align with “compensation actually paid” as computed under SEC rules, which reflects, among other things, changes in stock price and/or the probable outcomes of performance goals for previously granted equity awards.
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following comparisons of the relationships regarding information presented in the Pay Versus Performance table.
Overall, we note that CAP for our PEOs and Non-PEO NEOs is generally lower than their respective SCT numbers, with the exception of the PEO #2 in 2021. This is driven by lower stock prices after grant as well as the impact of interest rates on the present value of qualified and non-qualified pension plans.

2023 Proxy Statement 73

Executive Compensation
Relationship Between CAP for the PEOs and Non-PEO NEOs (Average) vs. Non-GAAP EPS

The graph below illustrates the trend in CAP over the three years to our non-GAAP EPS. This illustrates that over the three year period, EPS consistently increased.
Compensation, however, fluctuated due to the impact of the change in executive roster over the same three year period.

CAP vs. EPS

$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
CAP (Millions)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
EPS

	2020	2021	2022
CAP PEO #1		$5.1	$10.9
CAP PEO #2	$14.1	$10.9	
Average CAP Non-PEO NEOs	$4.0	$3.5	$3.0
EPS	$3.64	$3.86	$4.09

Relationship Between CAP for the PEOs and Non-PEO NEOs (Average) vs. Net Income

The graph below illustrates that over the three year period, net income consistently increased. The Company does not use net income as a performance measure in its overall executive compensation program and therefore would not necessarily expect a meaningful relationship to exist between the measures.

CAP vs. Net Income
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
CAP (Millions)
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
Net Income
2020
2021
2022

	2020	2021	2022
CAP PEO #1		$5.1	$10.9
CAP PEO #2	$14.1	$10.9	
Average CAP Non-PEO NEOs	$4.0	$3.5	$3.0
Net Income	$1,205.2	$1,220.5	$1,404.9

74 2023 Proxy Statement

Executive Compensation
Relationship Between CAP for the PEOs and Non-PEO NEOs (Average) vs. TSR

As presented in graph below, the Company delivered positive TSR over three-year period, leading the EEI Index for 2020 but behind for the 2021 and 2022 periods. TSR is half of the measurement used for the Performance Share payout of our Long-Term Incentive Program. Three-year average EPS Growth is cross-referenced with the actual three-year TSR percentile to determine the actual performance share payout as a percentage of target. Similar to the previous two graphs, compensation, however, fluctuated due to the impact of the change in executive roster over the same three year period.

CAP vs. TSR
CAP (Millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
TSR Indexed ($100)
$120
$100
$80
$60
$40
$20
$0

	2020	2021	2022
CAP PEO #1		$5.1	$10.9
CAP PEO #2	$14.1	$10.9	
Average CAP Non-PEO NEOs	$4.0	$3.5	$3.0
Company TSR	$105	$113	$107
Peer Group TSR	$99	$116	$117

Most Important Company Performance Measures for Determining Executive Compensation

As also required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, below is a list of the performance measures that are considered the most important by the Company in determining executive compensation for the 2022 performance year. The performance measures included in this table are not ranked by relative importance. These are described in the 2022 Performance Goals section.
Most Important Performance Measures
Earnings per share
Dividend Growth
Total Shareholder Return
Reliability
Restoration
Strategic Growth Initiatives

2023 Proxy Statement 75

Exhibit A
Adjusted Earnings (Non-GAAP)
We use Adjusted Earnings (non-GAAP) and its per share impact as our principal financial measure of operating performance because management believes it best reflects our baseline operating performance and provides additional and useful information in analyzing historical and future performance of our business and for planning and forecasting of future periods.
Adjusted Earnings (non-GAAP) is defined as Net Income Attributable to Common Shareholders, excluding the following adjustments: (1) the Columbia Gas acquisition and related transition costs in 2022, 2021 and 2020; (2) charges in 2021 and 2022 related to the acquisition and transition of New England Service Company and Torrington Water Company; (3) charges in 2022 related to the strategic review of our offshore wind investments; and (4) charges in 2021 at The Connecticut Light and Power Company (CL&P) related to a settlement agreement that included credits to customers, funding of various customer assistance initiatives, and a storm performance penalty imposed on CL&P by the Connecticut Public Utilities Regulatory Authority. We believe the impacts of the CL&P settlement agreement and the storm performance penalty imposed on CL&P by PURA, the Columbia Gas acquisition and transition costs, and charges related to the water companies’ acquisition and transition, and the offshore wind strategic review costs are not indicative of our ongoing costs and performance.
With respect to the 2022 EPS performance goal, the Compensation Committee discussed this goal at length at both its December 2022 and February 2023 meetings. The Committee first noted 2022 adjusted earnings to be $4.09 per share, a 6 percent growth over 2021, substantially above the projected average industry growth of 4.9%. Following those discussions, the Compensation Committee determined that it would assess the earnings per share goal based on Adjusted Earnings. The Compensation Committee considered the fact that the costs of the Columbia Gas asset acquisition and integrations, water companies’ acquisition and transition costs, and the offshore wind strategic review costs, which were for 2022 to be the costs excluded in the calculation of Adjusted Earnings, were appropriate to be excluded. The integration of Columbia Gas was the culmination of a timely significant strategic opportunity for the Company and its customers, completed in an accelerated timeframe, under budget, with constructive regulatory outcomes; the acquisition of additional water company assets is helping to further grow the water delivery business; and the strategic review of our offshore wind investment and associated costs will enable the Company to execute the best outcome relating to this substantial investment.
This non-GAAP financial measure should not be considered as an alternative to reported Net Income Attributable to Common Shareholders or EPS determined in accordance with GAAP as indicators of operating performance.

Adjusted Earnings and EPS Reconciliation
	For the Years Ended December 31,
	2022		2021		2020
(Millions of Dollars, Except Per Share Amounts)	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net Income Attributable to Common Shareholders (GAAP)	$1,404.9	$4.05	$1,220.5	$3.54	$1,205.2	$3.55
Adjustments (after-tax) to reconcile to Adjusted Earnings:
CL&P Settlement Impacts			86.1	0.25	—	—
Acquisition, Transition and Strategic Review Costs	15.0	0.04	23.6	0.07	32.1	0.09
Adjusted Earnings (Non-GAAP)	$1,419.9	$4.09	$1,330.2	$3.86	$1,237.3	$3.64

76 2023 Proxy Statement

Item 2: Advisory Vote on Executive Compensation
We are asking shareholders to vote on an advisory proposal to approve the compensation of our Named Executive Officers, (commonly known as Say-on-Pay), as disclosed in the CD&A, compensation tables and narrative discussion in this proxy statement. The Board of Trustees has taken and will continue to take the results of the advisory vote into consideration when making future decisions regarding the compensation of our Named Executive Officers.
The fundamental objective of our Executive Compensation Program is to motivate executives and key employees to support our strategy of investing in and operating businesses that benefit our stakeholders, customers, employees, and communities. We strive to provide executives with base salary, performance-based annual incentive compensation opportunities, and long-term incentive compensation opportunities that are competitive with the market and that align pay with performance. We believe that based upon our strong financial and operating performance in 2022 that such alignment exists. Shareholders are encouraged to read the CD&A, compensation tables and narrative discussion in this proxy statement.
Our 2022 Executive Compensation Program included the following material elements:
•
Base Salary

•
Annual Incentive Program

•
Long-Term Incentive Programs

•
Nonqualified Deferred Compensation

•
Supplemental Executive Retirement Plan

•
Certain Officer Perquisites

•
Employment Agreements

The Executive Compensation Program also features share ownership guidelines and a holding period requirement to emphasize the importance of share ownership, along with policies that call for the clawback of compensation under the circumstances described in this proxy statement and that prohibit the pledging or hedging of our common shares.
The compensation of our Named Executive Officers during 2022 was consistent with the following positive overall financial and operational performance results:
•
Our 2022 earnings per share equaled $4.05 per share, and non-GAAP earnings per share equaled $4.09, which excludes certain costs as set forth in Footnote 1 on page 36 and in Exhibit A to the CD&A.

•
We increased our annual dividend rate by 5.8 percent for 2022 to $2.55 per share, which exceeded the EEI index companies’ median dividend growth rate of 4.7 percent.

•
We successfully advanced several strategic initiatives and produced positive regulatory outcomes during 2022. We made substantial progress advancing the offshore wind strategic review announced in 2022 by launching the process with potential buyers, with an announcement anticipated in the second quarter of 2023. The Eversource Gas Company of Massachusetts integration and transition that followed the Columbia Gas asset purchase was completed ahead of schedule and below budget, exiting the 115 transition service functions. In October, our Aquarion Water subsidiary successfully completed the purchase of The Torrington Water Company, adding about 10,200 customers, and in November executed a purchase and sale agreement to acquire the Pinehills Water Company, which will add about 2,700 customers upon closing, advancing our water customer growth initiative.

•
NSTAR Electric’s rate case received a favorable order, including a rate increase of $64 million, a 9.8 percent return on equity, approval of our Advanced Metering Infrastructure project with timely cost recovery, an annual performance-based rate mechanism, as well as a new mechanism for better timely recovery of all other capital investments.

•
The Federal Energy Regulatory Commission approved an innovative, cost-effective transmission support agreement between Eversource and the offshore wind project, Park City Wind, enabling Eversource to integrate a necessary reliability project with the offshore wind interconnection investment, resulting in savings for customers.

•
In New Hampshire, Eversource was successful with efforts to have the NHPUC reinstate the Energy Efficiency Customer Program and also approved a $9 million step base rate increase.

•
We have implemented several emergency response enhancements, including the roll out of our new outage management and community portal systems, which were well received in Connecticut, Massachusetts, and New Hampshire.

•
Our overall electric system reliability performance in 2022 was top decile for our industry.

•
We outperformed our peers in safety performance and in response to gas service calls.

•
We achieved success in enhancing our Customer Experience with go-live transition of Eversource Gas Company of Massachusetts’ Customer Information

2023 Proxy Statement 77

Item 2: Advisory Vote on Executive Compensation
System (CIS) and new SCADA system with no system interruptions, while delivering exceptional employee and customer experience. Our Advanced Metering Infrastructure Implementation Project was approved by the MA DPU in December. Our new Outage Management System and Analytics Platform went live in 2022 along with a Storm Restoration Dashboard for storm events incorporating input from town and state stakeholders.
•
We made significant progress to advance the siting of all three of our offshore wind projects (South Fork, Sunrise and Revolution Wind) at the federal and state levels, including achieving key permitting milestones and the installation of a critical duct bank system for the South Fork Wind Project. We continue to advance the development of our electric vehicle infrastructure in both Connecticut and Massachusetts, successfully executed our first Massachusetts Grid Modernization plan, and submitted our next round of plan investments for approval, including Advanced Metering Infrastructure.

•
Our commitment to clean energy advanced with the completion of the Provincetown Battery Energy Storage system, as well as demonstrating industry leadership in the MA DPU’s Future of Gas Proceeding.

•
We also executed our $596 million annual energy efficiency program, received MA DPU approval for our $1 billion new energy efficiency three-year program, and made solid progress in the Geothermal Pilot Program launched in the city of Framingham, Massachusetts.

•
We sustained our successful drive to increase workforce diversity and build a talent pipeline; in 2022, 61.6 percent of our external hires were women and/or people of color and 45.1 percent of external hires and internal promotions into leadership roles were women and/or people of color.

•
We achieved our target range of 85 percent to 97 percent compared to the peer group assessed by two leading sustainability rating firms, with a combined end of-year ranking of 89.5 percent. We also continued to take steps to implement and ensure progress towards our industry leading goal to be carbon neutral in our operations by 2030.

•
Despite the challenges of the pandemic, we continued to make a significant impact in our communities through our corporate philanthropy programs and extensive employee volunteer programs. Our employees devoted over 27,000 hours in 2022 to volunteerism in our service territory communities, mostly under constraints imposed by the pandemic. Our 2022 charitable giving totaled $15.8 million, including a record amount in contributions by our employees to the United Way.

As a result of our overall financial, operational, ESG and strategic results in 2022, the Compensation Committee provided base pay increases and incentive grants and awards to the executive officers, including the Named Executive Officers, reflecting our performance.
The affirmative vote of a majority of votes cast at the meeting is required to approve the advisory proposal. This means that the number of shares voted “FOR” the item must exceed the number voted “AGAINST.” You may vote either “FOR” or “AGAINST” the item or you may abstain from voting. Abstentions and broker non-votes will have no effect on the outcome of the vote, as they do not count as votes cast.
The Compensation Committee and the Board of Trustees believe that our Executive Compensation Program is effective in implementing our compensation philosophy and in achieving its goals. We are requesting your non-binding vote on the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers in 2022, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related material disclosed in this proxy statement, is hereby APPROVED.”
The Board of Trustees recommends that Shareholders vote FOR this Item.

78 2023 Proxy Statement

Proposal 3: Advisory Vote on Frequency of Executive Compensation Vote
We are asking shareholders to vote on a non-binding advisory proposal regarding the frequency of our shareholder Say-on-Pay vote, as required by Section 14A of the Exchange Act. It gives shareholders the opportunity to cast an advisory vote on how often we should include a Say-on-Pay proposal in our proxy materials for future annual or other shareholder meetings at which Trustees will be elected and for which SEC rules require executive compensation disclosure (a “Say-on-Pay Frequency” proposal). Under this proposal, shareholders may vote to have the Say-on-Pay vote every year, every two years, or every three years.
Our shareholders voted on a similar proposal in 2017, with the majority voting to hold the Say-on-Pay vote every year. This is our current practice. We believe that Say-on-Pay votes should continue to be conducted every year so that our shareholders may express their views annually on our executive compensation program.
The Compensation Committee and the Board value the opinions expressed by shareholders in their votes on this proposal, and both the Governance, Environmental and
Social Responsibility Committee and the Board of Trustees voted on February 1, 2023 to recommend an annual Say-on-Pay vote.
It is expected that the next vote on a Say-on-Pay frequency proposal will occur at the 2029 Annual Meeting of Shareholders.
Shareholders may cast their advisory vote to conduct advisory votes on executive compensation every “One Year,” “Two Years,” or “Three Years,” or may abstain from voting. Our Declaration of Trust requires matters properly brought before the meeting to be decided by a majority of the votes cast. If none of the alternatives receives a majority of the votes cast, the Board of Trustees will consider the alternative that receives the most votes. Abstentions and broker non-votes will have no effect on the outcome of the vote as they do not count as votes cast.
The Board of Trustees recommends that the advisory vote on executive compensation be conducted annually.

2023 Proxy Statement 79

Item 4: Approval of the First Amendment to the 2018 Eversource Energy Incentive Plan
Shareholders are being asked to approve the First Amendment (the “Plan Amendment”) to the 2018 Eversource Energy Incentive Plan (the “2018 Plan” or the “Plan”). The 2018 Plan, as amended by the Plan Amendment, is referred to herein as the “Amended Plan”.
The Board of Trustees (the “Board”), upon recommendation of the Compensation Committee, approved the Amended Plan on February 1, 2023. The Amended Plan will not be effective, however, and the number of shares available for issuance under the Plan as set forth below increased, unless it is approved by shareholders. The change in text of the Plan Amendment is only to increase of the number of common shares available for issuance under the Plan as set forth in Section 6(a) from 3,200,000 to 7,400,000, an increase of 4,200,000 common shares. As of December 31, 2022, there were 903,183 shares remaining available for future issuance under the 2018 Plan.
Our Board believes that the Amended Plan will continue to promote the interests of our shareholders and is consistent with principles of good corporate and compensation governance, including the following provisions, all of which are currently contained in the 2018 Plan, and which are not being changed by the Plan Amendment:
•
Independent Committee. The Amended Plan will be administered by the Compensation Committee, which is composed entirely of independent Trustees who meet the independence requirements of the SEC, the NYSE and our Corporate Governance Guidelines.

•
No Liberal Share Recycling. Shares underlying stock options and other awards delivered under the Amended Plan may not be recycled into the share pool if they are withheld in satisfaction of tax withholding obligations or the exercise or purchase price of an award.

•
Limitations on Awards. The Amended Plan limits the amount of cash and equity awards that may be paid or granted to plan participants, both in total and by type of grant, and also limits the total compensation that may be paid or granted to our Trustees in any calendar year.
•
Single Plan. The Amended Plan governs both annual cash incentive awards and long-term cash and equity awards.

•
No Discounted Stock Options or SARs. All stock options and stock appreciation rights (“SARs”) granted under the Amended Plan must have a per-share exercise or base price that is not less than the closing price for a share of our Company Stock reported on NYSE (or any other national securities exchange on which the Company Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the immediately preceding date on which a closing price was reported.

•
No Repricing. Other than in connection with certain corporate transactions or changes to our capital structure, the Amended Plan prohibits the repricing of stock options or SARs without obtaining shareholder approval.

•
Restrictions on Dividends and Dividend Equivalents. The Amended Plan prohibits participants from receiving current dividends that are paid before the underlying award vests.

•
No Single-Trigger Vesting upon a Change in Control. The Amended Plan does not provide for the automatic acceleration of equity awards in connection with a change in control.

•
Minimum Vesting Provisions. The Amended Plan includes a limit of 5% of the total number of shares that can be issued under equity awards that are scheduled to vest sooner than one year from the date of grant.

•
Clawback. The Amended Plan provides for the clawback of awards under certain circumstances not solely limited to restatements of financial statements due to fraud or misconduct.

Reasons for Seeking Shareholder Approval

We are asking our shareholders to approve the Plan Amendment because we believe the availability of an adequate reserve of shares under the Amended Plan is important to our continued growth and success. The purpose of the Amended Plan is to promote the success and enhance the long-term value of the Company by linking the individual interests of our employees, officers, directors and consultants with those of our shareholders;
in addition, it is intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of these individuals. We believe that the effective use of equity-based, long-term incentive compensation has been integral to the Company’s success in the past and is vital to our ability to achieve continued strong performance in the future.

80 2023 Proxy Statement

Item 4: Approval of the First Amendment to the 2018 Eversource Energy Incentive Plan
As described above in the section entitled “Compensation and Discussion Analysis”, the Compensation Committee has long maintained a strong pay for performance philosophy designed to attract and retain the best management talent, to motivate employees to achieve our business and financial goals, and to reward the actions that lead to long-term value creation. To achieve our objectives, the Compensation Committee seeks to ensure that compensation is competitive and that a significant portion of pay should be equity-based. If the Plan Amendment is approved, the Company will be able to continue to provide awards it deems appropriate as part of its compensation program, which is necessary to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Company and to ensure that compensation is competitive and appropriately linked to Company and Company Stock performance.
Providing equity and equity-based awards aligns employee compensation interests with the interests of our shareholders, and reduces cash compensation expense, permitting cash to be reinvested in our business or returned to our shareholders. Approval of the Plan Amendment will allow the Company to continue to provide equity and equity-based awards it deems appropriate to recruit and compensate its executive and key employees, directors and consultants.
The following is a summary of certain terms and conditions of the Amended Plan. This summary is qualified in its entirety by reference to the 2018 Plan, which plan is attached as Exhibit A to our Company’s 2018 proxy statement https://www.sec.gov/Archives/edgar/data/72741/000104746918002070/a2234804zdef14a.htm. You are encouraged to read the full 2018 Plan. The Plan Amendment is attached as Appendix A on page 86.
Our three-year (2020-2022) stock compensation average burn rate — the number of shares granted in each year divided by the weighted average of our common shares outstanding at year end is 0.13%. We believe that our historical burn rate is reasonable in our industry. We will continue to monitor our equity use in future years to ensure our burn rate is within competitive market norms. Based on a review of our historic burn rate, current and proposed plan features, and the equity plan guidelines established by proxy advisory firms, the Compensation Committee’s independent compensation consultant, Pay Governance, supported, and our Compensation Committee and Board approved, the Amended Plan and the share pool authorized under it, as described below. We expect that this share pool will last for at least five years.
The following table provides aggregated information regarding the number of shares subject to outstanding awards under the 2018 Plan as of December 31, 2022, and the proposed number of shares that may be issued under the Amended Plan. If the Amended Plan is approved by shareholders, it will be the only plan under which we may grant future equity awards.
	Number of Shares (as of 2/28/23)	As a Percentage of Shares Outstanding (348,670,501, shares as of 3/2/23)
Number of Stock Options Outstanding	0	0
Weighted Average Exercise Price	0	0
Weighted Average Remaining Term (in years)	0	0
Number of Shares Subject to Other Outstanding Awards (with performance share awards measured at target performance)	1,266,127	0.36%
Shares Remaining Available for Future Awards under the 2018 Plan	565,737	0.16%
Proposed Shares Available for Future Awards under Amended Plan	4,200,000	1.20%
Total Shares Outstanding Under Existing Equity Awards and Proposed to be Reserved for Issuance under 2018 Plan	4,765,737	1.37%
Shares Outstanding	348,670,501
Summary of the Amended Plan
The following is a brief summary of the material features of the Amended Plan. The following summary is qualified in its entirety by reference to the full text of the Amended Plan. The Plan Amendment is attached as Appendix A to this proxy statement.
Plan Administration. The Amended Plan is administered by our Compensation Committee, which has the discretionary authority to, among other things, interpret the Amended Plan and any award thereunder, determine eligibility for and grant awards, determine the exercise price, base value, or purchase price, if any, applicable to any award, determine, modify or waive the terms and conditions of any award, determine the form of settlement of awards, prescribe forms, rules and procedures for awards, and otherwise do all things necessary or desirable to carry out the purposes of the Amended Plan. Determinations of our Compensation Committee under the Amended Plan will be conclusive and bind all parties. Our Board may perform any of the functions of our Compensation Committee under the Amended Plan, and our Compensation Committee may delegate any of its duties, powers, and responsibilities as it may determine,

2023 Proxy Statement 81

Item 4: Approval of the First Amendment to the 2018 Eversource Energy Incentive Plan
subject to laws or regulations and the terms of the Committee’s charter. As used in this summary, the term “Compensation Committee” refers to our Board, our Compensation Committee, or its authorized delegates, as applicable.
Term. The Amended Plan was approved by our Compensation Committee and Board effective February 1, 2023. No awards will be made under the Amended Plan after the tenth anniversary of the 2018 Plan, but previously granted awards may continue beyond that date in accordance with their terms.
Annual Cash Incentive Awards
Eligibility. Each employee classified as a Vice President or higher is eligible to receive an annual incentive award under the Amended Plan (approximately xx employees). Annual performance goals are set by our Compensation Committee, which form the basis for determining the annual incentive awards. Our Compensation Committee will direct management to communicate to each employee described above the target and the percentages of the annual cash incentive award that the employee is eligible to receive. Further information with respect to annual incentive awards granted to our named executive officers during 2022 is set forth in this proxy statement in the section captioned “2022 Annual Incentive Program.”
Long-Term Incentive Awards
Eligibility. The Compensation Committee shall select participants from among key employees of the Company and its subsidiaries. Non-employee members of our Board are also eligible to participate in the Amended Plan. All stock compensation paid to Trustees is provided under the Plan. As of February 28, 2023, we had approximately 9,600 employees and 11 non-employee Trustees.
Authorized Shares. Subject to adjustment as described below, the maximum number of our common shares that may be delivered in satisfaction of awards under the Amended Plan is 7,400,000. For purposes of the share pool:
•
All shares covering a SAR, any portion of which is settled in stock, will reduce the share pool.

•
Shares withheld in satisfaction of tax withholding obligations or the exercise of purchase price of an award will not return to the share pool.

•
The share pool will not be reduced to the extent any portion of an award is settled in cash or property other than shares.

•
If an award expires or is terminated or cancelled without having been exercised or settled in full, or if shares acquired pursuant to an award subject to forfeiture or repurchase are forfeited or repurchased by the Company without the issuance of shares, the shares allocable to the terminated portion of such award or such forfeited or repurchased shares will return to the share pool.
•
Shares issued under awards granted by another company and assumed or substituted for by the Company will not reduce the share pool.

Shares that may be delivered under the Amended Plan may be authorized but unissued shares or treasury shares. The closing price of our common shares as reported on the NYSE on February 28, 2023 was $75.36 per share.
Individual Limits. The maximum number of shares underlying stock options and the maximum number of shares underlying SARs that may be granted to any person in any calendar year is 500,000 shares. The maximum number of shares subject to other equity awards that may be granted to any person in any calendar year is 400,000 shares. The maximum amount that may be paid to any person in any calendar year with respect to annual cash incentive awards is $4,000,000 and with respect to long-term cash awards (cash-denominated awards that have a performance period of greater than 12 months) is $4,000,000. Up to 1,000,000 common shares from the share pool may be issued as stock options intended to qualify as incentive stock options (“ISOs”). In addition, the maximum value of all compensation that may be paid or granted to any member of our Board who is not an employee in respect of his or her service as a Trustee, whether paid or granted in the form of cash or equity awards, or both, in any calendar year is $750,000 (valuing any equity awards based on the grant date fair value of such awards in accordance with applicable accounting rules).
Types of Awards. The Amended Plan provides for the grant of stock options, SARs, restricted share units (RSUs), restricted stock awards (RSAs), performance awards, other awards convertible into or otherwise based on our common shares and annual and long- term cash awards. Dividends or dividend equivalents may also be provided in connection with awards (except for stock options or SARs) under the Amended Plan but may not be paid unless and until the underlying award vests.
•
RSUs and RSAs. Our Compensation Committee may grant awards of RSUs or RSAs. An RSU is an unfunded and unsecured promise, denominated in shares, to deliver shares or cash measured by the value of shares in the future, subject to the satisfaction of specified performance or other vesting conditions. An RSA is a common share subject to restrictions requiring that shares be redelivered or offered for sale to us if specified service or performance-based conditions are not satisfied.

•
Performance Awards. Our Compensation Committee may continue to grant performance awards, which are described in this Summary and in the Amended Plan.

82 2023 Proxy Statement

Item 4: Approval of the First Amendment to the 2018 Eversource Energy Incentive Plan
•
Stock Options and SARs. Our Compensation Committee may grant stock options, including ISOs and stock options not intended to be ISOs (“NSOs”), and SARs. A stock option is a right entitling the holder to acquire our common shares upon payment of the applicable exercise price. A SAR is a right entitling the holder upon exercise to receive an amount (payable in cash or shares or other property of equivalent value) equal to the excess of the fair market value of the shares subject to the right over the base value from which appreciation is measured. The exercise price per share of each stock option, and the base value of each SAR, granted under the Amended Plan shall be no less than 100% of the fair market value of a common share on the date of grant (or, if no closing price is reported on that date, the closing price on the immediately preceding date on which a closing price was reported) (110% in the case of certain ISOs). Other than in connection with certain corporate transactions or changes to our capital structure, stock options and SARs granted under the Amended Plan may not be amended to reduce the exercise price or base value or cancelled in exchange for stock options or SARs with a lower exercise price or base value, nor may any consideration be paid upon the cancellation of any stock option or SAR that has a per share exercise price or base value greater than the fair market value of a share of our common shares on the date of such cancellation, in each case, without shareholder approval. The expiration date of each stock option and SAR granted under the Amended Plan shall be ten years from the date of grant, or such earlier time as our Compensation Committee may determine.

•
Other Awards. Our Compensation Committee may grant other awards that are convertible into or otherwise based on shares, together with long-term cash awards, subject to such terms and conditions as it may determine.

Vesting; Terms of Awards. Our Compensation Committee has the authority to determine the terms of all awards granted under the Amended Plan and may impose such restrictions or conditions to vesting as it deems appropriate, including requiring the achievement of performance criteria. No portion of any grant of any equity award may be scheduled to vest prior to the date that is one year following the date such award is granted, except that we may grant awards that provide for the issuance of an aggregate of up to five percent of our common shares reserved for issuance under the Amended Plan to participants, including members of our Board, without regard to this minimum vesting provision. Our Compensation Committee may accelerate the vesting or exercisability of awards.
Transferability of Awards. Awards, other than ISOs, may not be transferred other than by will or by the laws of descent and distribution, except that our Compensation Committee may permit the gratuitous not for value transfer of awards subject to applicable laws and other limitations that it may impose.
Performance Criteria. The Amended Plan provides for grants of performance awards subject to “performance criteria.” Our Compensation Committee may establish one or more of the applicable performance criteria will be adjusted in an objectively determinable manner to reflect events (for example, acquisitions or dispositions) occurring during the applicable performance period that affect the applicable performance criteria.
Effect of Termination of Employment. Unless an award agreement expressly provides otherwise, immediately upon the termination of a participant’s employment or service, unvested awards will be forfeited and awards requiring exercise will cease to be exercisable, except that stock options and SARs held by a participant will generally remain exercisable for three months following cessation of employment, and one year if cessation is due to death of the participant, except in event of cessation of employment for cause.
Effects of Certain Transactions. Unless an award agreement expressly provides otherwise, in the event of a corporate change in control or any other consolidation, merger, or similar transaction in which the Company is not the surviving corporation, a sale of all or substantially all of the Company’s assets, or a dissolution or liquidation of the Company:
•
If there is an acquiring or surviving entity, awards will be assumed, substituted or continued;

•
If at any time within two years after a change in control the participant’s employment is terminated without cause or the participant resigns under certain circumstances, any awards that are assumed, substituted for, or continued in connection with such transaction will vest in full;

•
Our Compensation Committee may provide for a payout or acceleration of some or all awards on such payment and other terms and conditions as it may determine; and

•
Awards that are not assumed, substituted for, or continued, if any, will generally terminate upon the consummation of the transaction.

Adjustment Provisions. In the event of a stock dividend or similar distribution, stock split or combination of shares (including a reverse stock split), recapitalization, or other change in our capital structure, our Compensation Committee shall make appropriate adjustments to the maximum number of shares that may be delivered under the Amended Plan; the individual award limits; the number and kind of securities subject to, and, if applicable, the exercise price or base value of, outstanding awards; and any other provisions affected by such event. Our

2023 Proxy Statement 83

Item 4: Approval of the First Amendment to the 2018 Eversource Energy Incentive Plan
Compensation Committee may make similar adjustments for other events if it determines adjustments are appropriate to avoid distortion in the operation of the Amended Plan.
Clawback. Our Compensation Committee may require the forfeiture and disgorgement of awards and the proceeds from the exercise or other disposition of awards or common shares acquired under awards in the event of certain financial restatements involving fraud or misconduct, a willful violation of a material provision of our code of conduct or any material policy of the Company, a willful material violation of certain employee covenants or to the extent required by law or stock exchange listing standards or pursuant to any applicable Company clawback policy. It is fully expected that the clawback provisions of (or applicable to) the Amended
Plan will be amended prior to the effective date of the NYSE listing standards addressing the recovery of erroneously-awarded incentive compensation in accordance with the Dodd-Frank Act and Rule 10D-1 of the Securities Exchange Act of 1934.
Amendment and Termination. Our Compensation Committee and Board may at any time amend, suspend, or terminate the Amended Plan or any portion thereof, subject to such shareholder approval as our Compensation Committee determines necessary or advisable, except that no such amendment, suspension, or termination will materially and adversely affect the rights of a participant under a previously granted award (without the participant’s consent) and no amendment will effectuate a change for which shareholder approval is required without obtaining such approval.

New Plan Benefits

No new awards will be granted under the Amended Plan prior to the approval by shareholders of the Plan Amendment. Because future awards under the Amended Plan will be granted in the discretion of our
Compensation Committee, subject to the terms of the Amended Plan, the type, number, recipients and other terms of such awards cannot be determined at this time.

Certain U.S. Federal Income Tax Consequences Relating to the Amended Plan

The following is a summary of certain U.S. federal income tax consequences associated with certain awards granted under the Amended Plan. This summary does not purport to cover federal employment tax or other U.S. federal tax consequences that may be associated with the Amended Plan, nor does it cover state, local, or non-U.S. taxes, except as may be specifically noted.
Stock Options (other than ISOs). In general, a participant has no taxable income upon the grant of a stock option that is not intended to be an ISO (an “NSO”) but realizes income in connection with the exercise of the NSO in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company, subject to the limitations provided in the U.S. tax code. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction.
ISOs.   In general, a participant realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. Generally, a disposition of shares acquired pursuant to an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company, subject to the limitations provided in the U.S. tax code) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale of shares acquired pursuant to an ISO is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.
SARs. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for common shares or receives payment upon exercise of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any shares received. A corresponding deduction is generally available to the Company, subject to the limitations provided in the U.S. tax code.
RSAs. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary

84 2023 Proxy Statement

Item 4: Approval of the First Amendment to the 2018 Eversource Energy Incentive Plan
income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company, subject to the limitations provided in the U.S. tax code. However, a participant may make an election under Section 83(b) of the U.S. tax code to be taxed on restricted shares when they are acquired rather than later, when the substantial risk of forfeiture lapses. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company, subject to the limitations provided in the U.S. tax code. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.
RSUs. The grant of a RSU does not itself generally result in taxable income. Instead, the participant is generally taxed upon vesting and settlement (and a corresponding deduction is generally available to the Company, subject to the limitations provided in the U.S. tax code), unless he or she has made a proper election to defer receipt of the shares (or cash if the award is cash settled) under Section 409A of the U.S. tax code. If the shares delivered are restricted for tax purposes, the participant will instead be subject to the rules described above for restricted shares.
For purposes of determining capital gain or loss on a sale of shares awarded under the Amended Plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.
Certain Change in Control Payments. Under Section 280G of the U.S. tax code, the vesting or accelerated exercisability of options or the vesting and payments of other awards in connection with a termination following a change in control of a company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting, or exercise of awards may be subject to an additional 20% federal tax and may be non-deductible to the Company.
The affirmative vote of a majority of votes cast at the meeting is required to approve the proposal. This means that the number of shares voted “FOR” the item must exceed the number voted “AGAINST.” You may vote either “FOR” or “AGAINST” the item or you may abstain from voting. Abstentions and broker non-votes will have no effect on the outcome of the vote as they do not count as votes cast.
The Board of Trustees recommends that the Shareholders vote FOR this Item.

2023 Proxy Statement 85

Appendix A
Amendment Number 1 to the 2018 Eversource Incentive Plan
Effective May 3, 2023, Section 6. a. of the 2018 Eversource Incentive Plan is amended to read as follows:
6.
LIMITS ON GRANTS AND COMPENSATION UNDER THE PLAN

a.
Number of Shares.   Subject to adjustment as provided in Section 8(b), the maximum number of shares of Company Stock that may be issued in satisfaction of Equity Awards under the Plan on and after the Effective Date shall be 7,400,000 shares. For purposes of this Section 6(a), the number of shares of Company Stock issued in satisfaction of Equity Awards will be determined (i) by including shares of Company Stock withheld by the Company in payment of the exercise price or purchase price of the Award or in satisfaction of tax withholding requirements with respect to the Award, (ii) by including the full number of shares covered by a SAR any portion of which is settled in Company Stock (and not only the number of shares of Company Stock delivered in settlement), and (iii) by excluding any shares of Company Stock underlying Awards settled in cash or property (other than Company Stock) or that expire, become unexercisable, terminate or are forfeited to or repurchased by the Company without the issuance of Company Stock. For the avoidance of doubt, the number of shares of Company Stock available for delivery under the Plan will not be increased by any shares of Company Stock delivered under the Plan that are subsequently repurchased using proceeds directly attributable to Stock Option exercises. The limits set forth in this Section 6(a) will be construed to comply with Section 422.

EVERSOURCE ENERGY SERVICE COMPANY
/s/ Christine M. Carmody

Christine M. Carmody
Executive Vice President — Human Resources and Information Technology
86 2023 Proxy Statement

Item 5: Approve the increase to the number of Eversource Energy common shares authorized for issuance by the Board of Trustees in accordance with Section 19 of the Eversource Energy Declaration of Trust from 380,000,000 common shares to 410,000,000 common shares
We are asking shareholders to approve an increase to the number of authorized shares under the Eversource Energy declaration of trust from 380,000,000 to 410,000 shares. As of February 28, 2023, Eversource Energy had 348,670,501 shares outstanding and another 11,313,572 shares in Treasury, or a total of 359,984,073 shares issued. Eversource expects to continue to make significant investments in its electric transmission and distribution and natural gas and water distribution networks to better serve its 4.4 million customers. Those investments are expected to total approximately $21.5 billion during the five-year period of 2023 through 2027. Eversource expects to finance those investments primarily through a combination of operating cash flows and issuance of additional debt and equity. Eversource has begun to issue new shares through an At the Market (ATM) equity issuance program that is expected to total $1.2 billion from 2022 through 2027. If the capital program grows further in the coming years, the Company may need to issue additional shares beyond the current ATM program, but expects such issuances to benefit customers through the provision of safe and reliable service and shareholders because the Company expects such investments to be accretive to earnings per share growth. Pursuant to the declaration of trust, we need the affirmative vote of a majority of the Company’s common shares outstanding to approve the proposal. Unless required by the Company’s Declaration of Trust, applicable law or rules of the NYSE, future shareholder approval will not be required to issue authorized Eversource Energy common shares.
If the proposal is approved, the additional authorized common shares would be available for issuance at the discretion of the Board of Trustees and without further shareholder approval, except as may be required by law. The additional common shares would have the same rights and privileges as the common shares of the Company currently issued and outstanding. The adoption of the proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders of common shares issued.
The Company has not proposed the increase in the number of authorized common shares with the intention of using the additional authorized common shares for anti-takeover purposes, but the Company would be able to use the additional common shares to oppose a hostile takeover attempt or delay or prevent changes in control or engagement of the Company. For example, without further shareholder approval the Board of Trustees could sell common shares in a private transaction to purchasers who would oppose a takeover or favor the current Board of Trustees. Although this proposal to increase the authorized number of common shares has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose change in control of the Company and perpetuate the Company’s management, including transactions in which the shareholders might otherwise receive a premium for their shares over the then-current market price.
Nothing in Massachusetts’ law nor the Company’s Declaration of Trust provide for appraisal or other similar rights for dissenting shareholders in connection with this proposal. Accordingly, the Company’s shareholders will have no rights to dissent and obtain payment for their shares.
The affirmative vote of the holders of a majority of the common shares outstanding as of the record date will be required to approve the item. This means that the Item must receive the affirmative vote of the holders of more than 50 percent of the total common shares outstanding. You may either vote “FOR” or “AGAINST” the item, or you may abstain from voting. Broker non-votes and abstentions will have the same effect as a vote against the item.
The Board of Trustees recommends that Shareholders vote FOR this Item.

2023 Proxy Statement 87

Item 6: Ratification of the Selection of the Independent Registered Public Accounting Firm
The Audit Committee selected the independent registered public accounting firm of Deloitte & Touche LLP to serve as the independent registered public accounting firm of Eversource Energy and its subsidiaries for fiscal year 2023. In 2022, 95.98 percent of shares voted were to approve the selection of Deloitte & Touche LLP. Pursuant to the recommendation of the Audit Committee, the Board of Trustees recommends that shareholders ratify the selection of Deloitte & Touche LLP. The Board is submitting the selection of Deloitte & Touche LLP to our shareholders for ratification as a matter of good corporate governance. The Audit Committee may, in its discretion, change the selection at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.
The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. Deloitte & Touche LLP has served as Eversource Energy’s independent registered public accounting firm continuously since 2002. The Committee evaluates the performance of Deloitte & Touche LLP and the lead engagement partner at least annually in order to ensure continuing independence and excellent performance, and the Audit Committee periodically considers whether there should be a regular rotation of the firm. At its January 31, 2023 meeting, the Committee discussed the issue of firm rotation and, after discussion, selected Deloitte & Touche LLP to continue to serve as the Company’s independent registered public accounting firm, citing as it did in 2022 the firm’s extensive experience and expertise regarding the Company and the utility industry, its performance, the competitive fee structure of the relationship, and the avoidance of the substantial commitment of management and Committee resources that would be involved in onboarding a new firm. It was the Committee’s conclusion that these reasons continue to provide the basis for not considering firm rotation at this time. The members of the Audit Committee and the Board believe the continued retention of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm is in the best interests of Eversource Energy and its subsidiaries.
Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions raised by shareholders at the meeting.
The affirmative vote of a majority of votes cast at the meeting is required to ratify the selection of Deloitte & Touche LLP. This means that the number of shares voted “FOR” the item must exceed the number voted “AGAINST.” You may vote either “FOR” or “AGAINST” the item or abstain from voting. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast.
The Board of Trustees recommends that Shareholders vote FOR this Item.

Relationship With Principal Independent Registered Public Accounting Firm

Fees Billed by Principal Independent Registered Public Accounting Firm.
The aggregate fees billed to the Company and its subsidiaries by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the Deloitte Entities), for the years ended December 31, 2022 and 2021 totaled $7,029,422 and $6,013,205, respectively. In addition, affiliates of Deloitte & Touche LLP provide other accounting services to the Company.
Audit and Non-Audit Fees	2022	2021
Audit Fees(1)	$5,323,600	$4,883,791
Audit Related Fees(2)	$1,542,000	$918,500
Tax Fees(3)	—	$20,000
All Other Fees(4)	$163,822	$190,914
TOTAL	$7,029,422	$6,013,205

(1)
Audit fees in 2022 and 2021 consisted of fees related to the audits of financial statements of Eversource Energy and its subsidiaries in the Annual Report on Form 10-K, reviews of financial statements in the Combined Quarterly reports on Form 10-Q of Eversource Energy and its subsidiaries, consultations with management, regulatory and compliance filings, system conversion quality assurance, out-of-pocket expense reimbursements, and audits over financial reporting as of December 31, 2022 and 2021. Audit fees in 2021 also related to the audits of pension plan financial statements in connection with the acquisition of CMA.

(2)
Audit Related Fees were incurred for procedures performed in the

88 2023 Proxy Statement

Item 6: Ratification of the Selection of the Independent Registered Public Accounting Firm
ordinary course of business in support of certain regulatory filings, comfort letters, consents, and other costs related to registration statements and financials for the years ended December 31, 2022 and 2021. Audit related fees for the year ended 2022 also related to Eversource’s ATM equity offering program.
(3)
The tax service fees for the period ended December 31, 2021 were incurred for procedures performed in the ordinary course of business in support of certain federal rules in 2021. There were no tax fees rendered and no tax fees billed for the year ended December 31, 2022.

(4)
All Other Fees for the period December 31, 2022 related to a system pre-implementation control review, an executive training program and an annual license for access to an accounting standards research tool. All Other Fees for the period ended December 31, 2021 included an advisory benchmarking project related to operations at a newly acquired business, as well as an annual license for access to an accounting standards research tool.

The Audit Committee pre-approves all auditing services and permitted audit related or other services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate its authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2022, all services described above were pre-approved by the Audit Committee or its Chair.
The Audit Committee has considered whether the provision by the Deloitte Entities of the non-audit services described above was allowed under Rule 2-01(c)(4) of Regulation S-X and was compatible with maintaining the independence of the registered public accountants and has concluded that the Deloitte Entities were and are independent of us in all respects.

Report of the Audit Committee

The Audit Committee of the Board of Trustees is comprised of the five Trustees named below. The Board has determined that each member of the Audit Committee is independent as required by the listing standards of the NYSE and the SEC’s audit committee independence rules. The primary function of the Audit Committee is to assist the Board of Trustees in its oversight responsibilities with respect to the integrity of the Company’s financial statements, the performance of the Company’s internal audit function, the qualifications, independence and performance of the Company’s independent registered public accounting firm, the compliance by the Company with legal and regulatory requirements, the accounting and financial reporting processes and financial statement audits, the systems of disclosure controls and procedures, and the internal controls over financial reporting. As part of its overall responsibilities, the Audit Committee also reviews the Company’s significant accounting policies, management judgments and accounting estimates, financial risks, earnings releases, determinations of critical audit matters made by the independent registered public accounting firm, and financial statements. At the conclusion of its meetings, the Committee meets in executive sessions with management, representatives of the independent registered public accounting firm, and the Company’s Internal Audit Department executive, following which there is a session attended only by the Committee members.
As noted, the Audit Committee is solely responsible for oversight of the relationship of the Company with our independent registered public accounting firm on behalf of the Board of Trustees. As part of these responsibilities, during 2022, the Audit Committee:
•
Received the written disclosures and the letter from Deloitte & Touche LLP as required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding Deloitte & Touche’s communications with the Audit Committee concerning independence, and discussed with Deloitte & Touche LLP the firm’s independence from the Company as required by the SEC’s independence rules, Rule 2-01 of Regulation S-X;

•
Discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the PCAOB; and

•
Reviewed and discussed with management the audited consolidated financial statements of Eversource Energy for the years ended December 31, 2022 and 2021.

Management is responsible for the Company’s financial statements, the overall reporting process and the system of internal control over financial reporting. Deloitte & Touche LLP, as our independent registered public accounting firm, is responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity, in all material respects, of the annual financial statements with generally accepted accounting principles in the United States and expressing an opinion on the effectiveness of our internal control over financial reporting as of the end of the fiscal year.

2023 Proxy Statement 89

Item 6: Ratification of the Selection of the Independent Registered Public Accounting Firm
In performing their oversight responsibility, the Audit Committee, whose members are all financially literate and whose Chair is an audit committee financial expert as defined by SEC rules, rely without independent verification on the information provided to them, and on the representations made by management and Deloitte & Touche LLP.
Based upon the review and discussions described in this report, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements be included in Eversource Energy’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
The Audit Committee has directed the preparation of this report and has approved its content and submission to the shareholders.
Respectfully submitted,
Francis A. Doyle (Chair)
Loretta D. Keane (Vice Chair)
Gregory M. Jones
Kenneth R. Leibler
Frederica M. Williams
February 13, 2023

90 2023 Proxy Statement

Item 6: Ratification of the Selection of the Independent Registered Public Accounting Firm
Other Matters
The Board of Trustees knows of no matters other than those presented in this proxy statement to come before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in their discretion with respect to such other matters.
Shareholder Proposals
If you would like us to consider including a proposal in our proxy statement for the 2024 Annual Meeting of Shareholders, your proposal must be received by the Secretary’s office no later than November 24, 2023, and must satisfy the conditions established by the SEC. Written notice of proposals of shareholders to be considered at the 2024 Annual Meeting without inclusion in next year’s proxy statement must be received on or before February 9, 2024. If a notice is received after February 9, 2024, then the notice will be considered untimely and the proxies held by management may provide the discretion to vote on such proposal, even though the proposal is not discussed in the proxy statement. Eversource Energy considers these dates to be reasonable deadlines for submission of proposals before we begin to print and mail our proxy materials for the 2024 Annual Meeting of Shareholders. We reserve the right to reject, rule out of order, exercise discretionary authority to vote against, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Proposals should be addressed to:
James W. Hunt, III
Executive Vice President and Secretary
Eversource Energy
800 Boylston Street, 17th Floor
Boston, Massachusetts 02199-7050
2022 Annual Report and
Annual Report on Form 10-K
The Company’s Annual Report for the year ended December 31, 2022, including financial statements, was mailed with this proxy statement or made available to shareholders on the Internet. We will mail a copy of the 2022 Annual Report to any shareholder upon request. We will provide shareholders with a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 15, 2023, including the financial statements and schedules thereto, without charge, upon receipt of a written request sent to the Secretary at the address set forth above.

2023 Proxy Statement 91

Questions and Answers About the Annual Meeting and Voting

Q:
WHAT AM I VOTING ON?

A:
The Board of Trustees of Eversource Energy is asking you to vote on six separate items, as summarized in the following table:

Item	Board Recommendation	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes	Discussion Beginning on Page
Election of Trustees (Item 1)	FOR All Nominees	Majority of all common shares issued and outstanding	Against	Against	6
Advisory vote on executive compensation (Item 2)	FOR	Majority of votes cast	No effect	No effect	77
Advisory vote on frequency of executive compensation vote (Item 3)	ONE YEAR	Majority of votes cast	No effect	No effect	79
Approve the First Amendment to the 2018 Eversource Energy Incentive Plan (Item 4)	FOR	Majority of votes cast	No effect	No effect	80
Approve the increase to the number of Eversource Energy common shares authorized for issuance (Item 5)	FOR	Majority of all common shares issued and outstanding	Against	Against	87
Ratify Deloitte & Touche LLP as Independent Registered Public Accounting Firm (Item 6)	FOR	Majority of votes cast	No effect	Not applicable	88
Q:
WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

A:
Time and Date:

10:30 a.m., Eastern Time,
Wednesday, May 3, 2023
Location:
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199
Q:
WILL ANY OTHER MATTERS BE VOTED ON AT THE ANNUAL MEETING?

A:
We do not expect any other matters to be presented at the Annual Meeting. However, if a matter not described in this proxy statement is properly brought before the Annual Meeting by a shareholder, the individuals designated as proxies will act on the matter in accordance with legal requirements and their judgment of what is in the best interests of Eversource Energy.

Q:
WHO IS ENTITLED TO VOTE?

A:
You are entitled to vote at the Annual Meeting if you held common shares on the record date, March 7, 2023. As of the record date, 348,673,173 common shares were outstanding and entitled to vote. You are entitled to one vote on each Item to be voted on at the Annual Meeting for each common share that you held on the record date.
Q:
HOW DO I VOTE?

A:
If you hold common shares registered directly in your name, you are considered to be the “Shareholder of Record,” and the printed proxy materials or Notice of Internet Availability of Proxy Materials have been sent directly to you by the Company.

The Notice of Internet Availability of Proxy Materials also includes instructions for requesting printed proxy materials by mail. If you requested and received a paper proxy card, you may vote by mail by completing, signing and dating the proxy card and returning it in the pre-addressed, postage-prepaid envelope included with the proxy card. You can vote in any one of the following ways:
•
You can vote using the Internet. Follow the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card. The Internet procedures are designed to authenticate a shareholder’s identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded.

92 2023 Proxy Statement

Internet voting facilities for shareholders of record are available 24 hours a day and will be available until the polls close during the meeting. You may access this proxy statement and related materials by going to www.envisionreports.com/ES
•
You may vote by telephone. Follow the instructions on the Notice of Internet Availability of Proxy Materials or on the proxy card that you received in the mail. Voting by telephone is available 24 hours a day and will be available until the polls close during the meeting.

•
You may vote by mail. If you received a paper proxy card, you can vote by mail by completing, signing and dating the proxy card and returning it in the pre-addressed, postage-prepaid envelope accompanying the proxy card. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted.

•
You may vote in person at the Annual Meeting by delivering your completed proxy card in person at the Annual meeting or by completing a ballot available upon request at the meeting.

If you hold common shares through a brokerage firm, bank, other financial intermediary or nominee (known as shares held in “street name”), you should receive instructions directly from that person or entity that you must follow in order to vote your common shares. You may vote by mail by requesting a voting instruction form in accordance with the instructions received from your broker or other agent. Complete, sign and date the voting instruction form provided by the broker or other agent and return it in the pre-addressed, postage-prepaid envelope provided to you. You will also be able to vote these shares by Internet or telephone. Regardless of how you choose to vote, your vote is important, and we encourage you to vote promptly.
Q:
AS A PARTICIPANT IN THE EVERSOURCE 401(k) PLAN OR SAVINGS PLAN FOR EMPLOYEES OF AQUARION WATER COMPANY, HOW DO I VOTE MY SHARES HELD IN MY PLAN ACCOUNT?

A:
If you are a participant in the Eversource 401(k) Plan or the Savings Plan for Employees of Aquarion Water Company, you may vote the common shares held in your plan account by voting through the Internet or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials that you received in the mail. Internet voting and voting by telephone are available 24 hours a day and will close for plan participants at 12:01 a.m., Eastern Time on May 1, 2023.

The Notice of Internet Availability of Proxy Materials also includes instructions for requesting printed proxy materials by mail. If you requested and received a paper proxy card, you may vote by mail by completing, signing and dating the proxy card and returning it in the pre-addressed, postage-prepaid envelope included with the proxy card.
Whether you vote through the Internet, by telephone or by returning a proxy card in the mail, the plan trustee will vote the common shares held in your plan account in accordance with your instructions. If you do not provide the plan trustee with instructions by 12:01 a.m., Eastern Time on May 1, 2023, the common shares in your Eversource 401(k) Plan or Savings Plan for Employees of Aquarion Water Company account will be voted by the plan trustee in the same proportion as the votes cast by participants in each plan.
Q:
WHAT CONSTITUTES A QUORUM AND HOW ARE VOTES COUNTED?

A:
To conduct business at the Annual Meeting, a quorum consisting of a majority of all common shares issued and outstanding and entitled to vote must be present in person or represented by proxy.

Representatives of Computershare Investor Services (Computershare), the Company’s Registrar and Transfer Agent, will count the votes. In determining whether we have a quorum, Computershare counts all properly submitted proxies and ballots as present and entitled to vote. Because the election of each Trustee requires the affirmative vote of at least a majority of the common shares outstanding and entitled to vote at the Annual Meeting, broker non-votes, votes against and abstentions with respect to a particular Trustee nominee and the First Amendment to the 2018 Incentive Plan will have the same effect as a vote against such Trustee nominee and the proposal to increase the number of authorized common shares. Broker non-votes, abstentions and votes against are not considered votes cast and will not affect the advisory Say-on-Pay and Say-on-Frequency items or the First Amendment to the 2018 Incentive Plan. Abstentions are not considered votes cast and will not be counted for or against the item to ratify the selection of Deloitte & Touche LLP.
Q:
WHAT ARE BROKER NON-VOTES?

A:
Broker non-votes occur when brokers holding shares on behalf of beneficial owners do not receive voting instructions from the beneficial holders. If a broker does not have instructions and is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the

2023 Proxy Statement 93

shares will not be voted on the matter, resulting in a “broker non-vote.” For our Annual Meeting, this means that absent voting instructions, brokers are not permitted to vote on the election of Trustees, the non-binding advisory “Say-on-Pay” and “Say-on-Frequency” items, the First Amendment to the 2018 Incentive Plan or the Increase in the Number of Common Shares for Issuance items. If your shares are held by a broker and you wish to vote on those items, you should complete the voting instruction card you receive from the broker or request one from the broker as necessary. You will also be able to vote these shares by Internet or telephone. A broker may vote on the ratification of the selection of our independent registered public accounting firm if the shareholder does not give instructions.
Q:
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD?

A:
If you receive more than one Notice of Internet Availability of Proxy Materials and proxy card, then you have multiple accounts in which you own common shares. Please follow all instructions to ensure that all of your shares are voted. In addition, for your convenience and to reduce costs, we recommend that you contact your broker, bank or our transfer agent to consolidate as many accounts as possible under a single name and address. If you have any questions concerning common shares you hold in your name, including address changes, name changes, requests to transfer shares and similar issues, you may contact our transfer agent, Computershare Investor Services, by mail at P. O. Box 43078, Providence, Rhode Island 02940-3078, by telephone at (800) 999-7269, or on the Internet at www.computershare.com/investor.

Q:
HOW CAN I CHANGE MY VOTE?

A:
Your presence at the Annual Meeting will not automatically revoke your proxy. You may, however, revoke a proxy and change your vote at any time before the polls close at the Annual Meeting by:

•
Delivering either a written notice of revocation of the proxy or a duly executed proxy bearing a later date to:

James W. Hunt, III
Executive Vice President and Secretary
Eversource Energy
800 Boylston Street, 17th Floor
Boston, Massachusetts 02199-7050;
•
Re-voting on the Internet or by telephone before 10:30 a.m., Eastern Time on May 3, 2023, if you are not attending the meeting; or

•
Attending the Annual Meeting and voting in person.

If you are a participant in the Eversource 401(k) Plan or the Savings Plan for Employees of Aquarion Water Company, you may revoke your proxy card and change your vote by re-voting on the Internet or by telephone until 12:01 a.m., Eastern Time on May 1, 2023.
Q:
WHO PAYS THE COST OF SOLICITING THE PROXIES REQUESTED?

A:
Eversource Energy will bear the cost of soliciting proxies on behalf of the Board of Trustees. In addition to the use of the mails, proxies may be solicited by telephone or electronic mail by officers or employees of Eversource Energy or its service company affiliate, Eversource Energy Service Company, who will not be specially compensated for such activities, and by employees of Computershare, our transfer agent and registrar. We have also retained D.F. King & Co., Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies for a fee of $9,500, plus reimbursement of certain out-of-pocket expenses. We will request persons, firms and other companies holding common shares in their names or in the name of their nominees, which are beneficially owned by others as of March 7, 2023, to send proxy materials to and obtain voting instructions from the beneficial owners, and we will reimburse those holders for any reasonable expenses that they incur.

94 2023 Proxy Statement

[THIS PAGE LEFT BLANK INTENTIONALLY.]

002CSND952

EVERSOURCE ENERGY VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

Online
Go to **www.envisionreports.com/ES** or scan the QR code — login details are located in the shaded bar below

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ES

2023 Annual Meeting Proxy Card

1234 5678 9012 345

1. Election of Trustees:

Nominee	For	Against	Abstain
01 - Cotton M. Cleveland	☐	☐	☐
02 - Francis A. Doyle	☐	☐	☐
03 - Linda Dorcena Forry	☐	☐	☐
04 - Gregory M. Jones	☐	☐	☐
05 - Loretta D. Keane	☐	☐	☐
06 - John Y. Kim	☐	☐	☐
07 - Kenneth R. Leibler	☐	☐	☐
08 - David H. Long	☐	☐	☐
09 - Joseph R. Nolan, Jr.	☐	☐	☐
10 - William C. Van Faasen	☐	☐	☐
11 - Frederica M. Williams	☐	☐	☐

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT
1 P C F 5 6 7 9 8 0

03R83F

If no electronic voting,delete QR code and control #Δ ≈OnlineGo to www.envisionreports.com/ESor scan the QR code — login details arelocated in the shaded bar belowSave paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/ESPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYou may vote online or by phone instead of mailing this card.Your vote matters – here’s how to vote!Votes from participants in the Eversource 401K Planor the Savings Plan for Employees of Aquarion WaterCompany must be received by May 1, 2023, at12:01 a.m., Eastern Time. Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. 2023 Annual Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Items — The Board of Trustees recommends a vote FOR all nominees, FOR Proposals 2, 4, 5, 6 and 1 Year for Proposal 3. 04 - Gregory M. Jones07 - Kenneth R. Leibler05 - Loretta D. Keane 06 - John Y. Kim01 - Cotton M. Cleveland 02 - Francis A. Doyle 03 - Linda Dorcena ForryFor Against Abstain For Against Abstain For Against Abstain08 - David H. Long 09 - Joseph R. Nolan, Jr.10 - William C. Van Faasen 11 - Frederica M. Williams1. Election of Trustees: 3. Consider an advisory proposal on the frequency offuture advisory proposals on executive compensation.1 Year 2 Years 3 Years Abstain2. Consider an advisory proposal approving the compensation ofour Named Executive Officers.For Against Abstain4. Approve the First Amendment to the 2018 Eversource EnergyIncentive Plan to authorize up to an additional 4,200,000common shares for issuance under the 2018 EversourceEnergy Incentive Plan.For Against Abstain5. Approve an increase in the number of Eversource Energy commonshares authorized for issuance by the Board of Trustees inaccordance with Section 19 of the Eversource Energy Declaration ofTrust by 30,000,000 common shares, from 380,000,000 authorizedcommon shares to 410,000,000 authorized common shares.For Against Abstain6. Ratify the selection of Deloitte & Touche LLP as ourindependent registered public accounting firm for 2023.For Against Abstain7. Transact any other business that may properly come before the meeting or anyadjournment thereof. Please sign exactly as name(s) appear(s) above. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 1 P C F5 6 7 9 8 0MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TMMMMMMM

You can access your account online. You can access your registered shareholder information on the following secure Internet site: http://www.computershare.com/investorStep 1: Register (1st time users only) Step 3: View your account details and perform multiple transactions, such as:Click on “Register” and follow the instructions. • View account balances • Change your address• View transaction history • View electronic shareholder communicationsStep 2: Log In (Returning users) • View payment history • Buy or sell sharesClick “Login” and follow the instructions. • View common share quotes • Request check replacementsIf you are not an Internet user and wish to contact Computershare, you may use one of the following methods:Call: 1-800-999-7269Write: Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of ShareholdersThe proxy statement and 2022 Annual Report to shareholders are available at www.envisionreports.com/ES Small steps make an impact.Help the environment by consenting to receive electronicdelivery; sign up at www.envisionreports.com/ES qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy/Vote Authorization Form – EVERSOURCE ENERGY Annual Meeting of Shareholders May 3, 2023Proxy/Vote Authorization Form is Solicited by the Board of Trustees of the CompanyThe undersigned appoints Joseph R. Nolan, Jr. and Gregory B. Butler, and each of them, proxies of the undersigned, with power to act without the other andfull power of substitution, to act for and to vote all common shares of Eversource Energy that the undersigned would be entitled to cast if present in personat the 2023 Annual Meeting of Shareholders to be held on May 3, 2023, and at any postponement or adjournment thereof, upon the matters indicated on thereverse side of this card.This card also constitutes voting instructions for participants in the Eversource 401K Plan and the Savings Plan for Employees of Aquarion Water Company.The undersigned hereby directs the applicable trustee to vote all common shares credited to the undersigned’s account at the Annual Meeting and anyadjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THE PROXIES WILL VOTE YOUR COMMON SHARESCONSISTENT WITH THE RECOMMENDATIONS OF OUR BOARD OF TRUSTEES AND IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORETHE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.(Items to be voted appear on reverse side) C Non-Voting ItemsChange of Address — Please print new address below. Comments — Please print your comments below.